UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number 811-10303

                                  Buffalo Funds
               (Exact name of registrant as specified in charter)

                               5420 W. 61st Place
                            Shawnee Mission, KS 66205
               (Address of principal executive offices) (Zip code)

                                 Kent W. Gasaway
                               5420 W. 61st Place
                            Shawnee Mission, KS 66205
                     (Name and address of agent for service)

                                 (913) 677-7778
               Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2009

Date of reporting period:  March 31, 2009

ITEM 1. REPORT TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30e-1)


                                 ANNUAL REPORT

                                   [GRAPHIC]

                                                                   BUFFALO FUNDS
                                                                  MARCH 31, 2009

                           MESSAGE TO OUR SHAREHOLDERS
                                   (UNAUDITED)

      It has been a difficult year for all investors. The U.S. credit crisis has evolved into a world-wide economic downIturn, leaving few safe havens. Compared to appropriate indexes most of our Funds did very well, but obviously we won't be satisfied until the numbers are solidly in the black on a sustainable basis.

      We issued a prospectus supplement as of 4/2/09 that makes the following notable updates to our prospectus: the market cap limitation on Buffalo Large Cap Fund was modified so that our market cap restrictions for new purchases can be based on the median market cap of the S&P 500, if that number is below $10 billion. This will give us purchasing flexibility in declining markets. Also, Bill Kornitzer and Nicole Kornitzer are now the portfolio managers for Buffalo China Fund and Buffalo International Fund, and Kent Gasaway and Bob Male have been taken off the management team of Buffalo Micro Cap Fund, leaving Grant Sarris and John Bichelmeyer as co-portfolio managers of that Fund.

      The economic environment remains tough, and corporate earnings in 2009 will most likely range from lackluster to horrible. However, we view this as a long-term opportunity. We believe the only way to take advantage of volatility and low valuations is a combination of research, patience and cash -- the wherewithal to invest when other people are not willing, or able, to buy. Our Funds have a number of holdings that have performed very well even in this bear market. Thus, we are in the enviable position of having the liquidity to invest in previously unattainable "wish list" companies that are temporarily out of favor and have become very attractively valued. As a result, we feel the quality of the holdings in our Funds is the highest ever, as measured by average profit margins, strength of balance sheets, free cash flow generation and proven management teams.

      We expect international markets to continue to be volatile as investors increasingly look to call the bottom in earnings and anticipate future growth. We don't believe we've necessarily seen the trough in underlying fundamentals, but further downward revisions in earnings estimates may be offset by the prospects of future growth. While this dichotomy between declining earnings estimates and the renewed prospects for future growth continues to add volatility in the near-term, our longer-term view is quite favorable for growth around the globe.

      Although we are unable to precisely call the bottom of the cycle, we are big believers that after every bust there is boom and vice-versa. The country is awash in liquidity and most high quality domestic companies are not going out of business. Historically many great companies have come back from downturns stronger than before. Looking forward, to us one thing is for sure, there are numerous opportunities in the marketplace right now that get long-term investors such as us excited. While it may take some time, we look forward to getting back to a more normalized environment when individual company fundamentals outweigh short-term macroeconomic headlines.

      We thank you for your support and business in these difficult times. As fellow shareholders, you can be assured the Buffalo team is doing our best to look after your long-term best interests.

Sincerely,

/s/ KENT W. GASAWAY

Kent W. Gasaway
President, Buffalo Funds

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. MUTUAL FUND INVESTING INVOLVES RISK; LOSS OF PRINCIPAL IS POSSIBLE. Please see the following Annual Report for the Funds' holdings information.


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2

PORTFOLIO MANAGEMENT REVIEW (UNAUDITED)

      The BUFFALO BALANCED FUND was down -27.75% in the 12 months ending 3/31/09, outperforming its benchmark (the weighted average of 60% of the S&P 500 Index and 40% of the Merrill Lynch High Yield Master Index) which was down -31.08%.

      The Fund is actively managed, investing in a combination of stocks and bonds, with the goal of providing consistent increasing income plus capital appreciation. The majority of equities chosen for this Fund are income and/or value oriented. The Fund looks for equities of companies that have increased their dividend at least every other year. We buy companies that appear to have good cash flows, stock repurchases and historically rising earnings. We look for shareholder friendliness and integrity of management. On the fixed income side, the Fund invests in convertible bonds, convertible preferred and high-yield bonds. The Fund buys mostly unsecured, high yield bonds with S&P ratings of BBB or lower, feeling that our research team's depth, experience and expertise can add value in that area. According to S&P, "An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation."

      The Fund's overweighting in energy reflects our belief that dividends will likely continue to be increased. The valuations of these companies never reflected oil prices when they reached their peak, and now appear undervalued relative to current oil prices. Many of these companies remain in very strong financial positions, and valuations remain compelling.

      Since the Fund focuses on high quality companies, they are often the target of acquisitions. One of last year's buy outs was Wrigley, acquired by Mars. We believe that 2009 will be an active year for acquisitions for companies with the luxury of excess cash on their balance sheets.

      We feel the Fund's corporate and convertible bond holdings are well diversified across industry segments with no sector having a weighting of more than 10%.

      We continue to maintain our discipline toward security selection. Our corporate bond emphasis is on companies with, in our opinion, improving credit quality, manageable leverage, and adequate liquidity. With last year's economic slowdown and turmoil in the credit markets we diligently monitored our holdings. We continued to stay away from emerging market bonds, collateralized debt obligations, and most bonds issued in connection with leveraged buyouts, feeling that there could be severe problems with many of these investments in a decelerating economy. Within the convertible segment, our strategy is similar to most of our equity portfolios at the Buffalo Funds, where we look for companies that may benefit from long-term trends.

      We continue to monitor our cash position to maintain liquidity in the current environment. We are selectively allocating capital to ideas we feel offer the best prospects. Our portfolio is well-diversified with high-quality compa- nies that have what we believe to be manageable leverage, are positioned to generate relatively stable cash flows, and have adequate liquidity in the current environment.

      The Fund remains well positioned, having generated high current income in an environment when interest rates are quite low, which also helps to buffer price volatility somewhat. The Fund's current allocation between stocks and bonds and within various sectors remains favorable, in our view, for weathering a tough market and weak economy.

      The past twelve months have been extremely difficult for the BUFFALO HIGH YIELD FUND'S investors as the credit crisis that began in the fall of 2007 with subprime mortgage loans spread from the residential real estate market to the financial services industry and the overall economy in 2008. The credit crisis peaked toward the end of Q308 with the failure of Lehman Brothers (9/15/08) and continued into Q408. Investors were already uneasy about riskier assets but this event accelerated investor appetite for safer investments such as U.S. Treasury securities. Furthermore, forced selling by various institutions resulted in additional downward pricing pressure in the high yield market in the calendar fourth quarter of 2008. As a result, the high yield market recorded its worst quarterly performance in the calendar fourth quarter of 2008, with a loss of -20.60% according to the Lipper High Yield Bond Fund Index and finished the calendar year with a total return of -28.84%.

      The U.S. government is battling the current recession using both monetary and fiscal policies. The Federal Reserve has lowered the target Federal Funds Rate to 0.0%-0.25% from over 5% in the fall of 2007, has implemented numerous liquidity programs to enhance the flow of credit and began buying treasuries and agency mortgage backed securities to support the housing market (the origin of the current crisis). In early 2009, Congress and the Obama administration also passed a roughly $800B stimulus bill to help mitigate the effects of the current recession.

      Within the high yield market, investors were focused on higher quality as BB credits outperformed single B and CCC credits by approximately 1,350 basis points and 3,139 basis points respectively in calendar 2008 according to data from JP Morgan. While no sectors recorded positive performance in calendar 2008, the top performing sectors were more defensive in nature including food and drug, healthcare and wireless telecom according to data from JP Morgan. While high yield defaults accelerated throughout the year, they remained below historical levels in calendar 2008. High yield new issuance during the past 12 months has also been at very low levels but this has partially been offset by an increase in the number of fallen angels (companies that have their debt downgraded from investment grade to speculative grade). In the coming months, we expect high yield new issuance will remain at below average levels and the number of fallen angels will continue to increase. High yield new issuance remains confined to "seasoned" high yield issuers and companies perceived as "asset rich."


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3

                          MESSAGE TO OUR SHAREHOLDERS
                                   (UNAUDITED)
                                   (CONTINUED)

      High yield spreads narrowed in calendar Q109 (our fiscal Q4) to roughly 1500 basis points* over treasuries compared to all-time wide spreads of roughly 1925 basis points experienced in December 2008. As a result, high yield bonds returned 6.1%** in the quarter ended 3/31/09. Within the high yield universe, investors continued to gravitate toward higher quality credit as BB credits returned 10.6% in the quarter compared to CCC credits which returned 2.43% in the quarter. Unfortunately, the last 12 months' default rate continued to increase in the March quarter and was 6.0% based on the par amount outstanding (7.8% based on number of issuers) according to JP Morgan and compared unfavorably to the less than 2% default rate experienced roughly 15 months ago.

      For the fiscal year ended 3/09, the Fund returned -13.64% and outperformed its benchmark indexes which returned -23.71% (Lipper High Yield Bond Fund Index) and -19.95% (Merrill Lynch High Yield Index) respectively.

      Strategies which led to positive outperformance included avoiding most Leverage Buyout debt as we did not feel we were being compensated for the risk, and avoiding bank debt which was negatively impacted by forced sellers in the quarter ended 12/08. We also kept a higher than average cash balance during most of the year and were rewarded for our security selection (examples include Kansas City Southern, Mikohn Gaming, Penn Gaming, Prestige Brands and Rent-A-Center).

      Strategies which led to underperformance versus the benchmark were security selection (examples include Boston Private Financial, Lions Gate Entertainment, MGM, Pilgrim's Pride, Royal Caribbean and WMS) and being underweight BB credits. It should be noted that we do our own credit research and do not rely on the credit agencies as the primary determinant of credit quality.

      The composition of the portfolio at fiscal year end was roughly 72% corporate bonds, 19% convertibles, 4% preferred, and 5% cash. In terms of credit quality, our corporate bonds are primarily rated B2/B by the rating agencies.*** The portfolio consisted of 56 issues reflecting 52 separate companies. The average position size is 1.8%, and the largest single position represents slightly more than 5% of the portfolio. The portfolio companies are spread across a variety of industries. Our largest sector weightings include Services (13%), Healthcare (12%), and Industrials (10%).

      With high yield spreads near all time wide levels, we believe investors are being adequately compensated for the risks in the high yield market.

      Our investment strategy remains the same during these difficult economic times and we are focused on finding companies with the following characteristics: (i) participate in growing industries (ii) have leading market positions, (iii) sustainable margin structures, (iv) generate free cash flow (defined as cash from operations less capital expenditures), (v) manageable balance sheets (good liquidity and leverage under 5.0x) and (vi) good management teams. We are also opportunistic in looking at companies in out of favor cyclical industries, where we believe the risk reward opportunity is compelling.

      We are primarily focused on the high yield market but are also finding compelling investment opportunities in the convertible bond market and the investment grade universe.

      While we believe defaults will continue to increase in the high yield universe over the next 12-24 months due to the weakening economy and the excessive leverage undertaken by corporations over the past few years, we believe there are numerous compelling investment opportunities available to high yield investors.

      Generally it has been a very difficult year for international stocks. However, hope for a global recovery is on the rise. Volatility of stock prices has remained relatively high, but we're seeing signs that the volatility is becoming much less skewed to the downside. For the year ended March 31, 2009, the BUFFALO INTERNATIONAL FUND (BUFIX) was down -42.76% beating the -46.51% and -46.46% posted by the MSCI EAFE and MSCI All Country World ex US Indices, respectively; our two primary benchmarks.

      The global economy can be characterized by continued slowdown in economic activity, but at a less severe pace than witnessed in the 4th quarter of 2008. What has changed is countries around the globe are increasing their efforts to stimulate their own economies with government led spending. Recently we've seen a rebound in stock prices as investors hope that we're close to an economic bottom.

      Individual stock selection, rather than geographic or sector weightings, has had the most impact on performance, both positively and negatively. A few of the stocks which had relatively strong performance in the quarter included China Shanshui Cement as they began to benefit from Chinese infrastructure spending, and Anta Sports Products -- a Chinese manufacturer and retailer of athletic shoes and apparel.

      Detractors in performance included EFG International and Julius Baer, Swiss-based private banks. In addition, China Green -- a Chinese food and vegetable producer hindered performance as investors rotated toward more cyclical industries.


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4

      Now, governments are continuing to encourage coordinated global actions to increase the availability of credit and spur economic growth. We are concerned that the recent stability of the U.S. dollar could come under increasing pressure as the U.S. government relies more heavily on deficit spending than many other nations as they all seek to stem the tide of further economic deceleration. Monetary policies around the globe will likely be under increasing scrutiny as investors continue to refocus on price changes brought about by monetary and fiscal actions. Against emerging market currencies, our view remains consistent that the U.S. dollar could weaken over the long-term.

      We continue to maintain our discipline toward individual security selection with an emphasis on secular growth opportunities. We do not base our stock selections on benchmark weightings of sectors or countries, but on our perceptions of the risk adjusted return potential of individual companies.

      The last 12 months have been volatile for markets around the world, and China's markets followed suit. After a short-term New Year rally, the Chinese markets fell to lows both in mid-January and again in late February. The deepening global recession seemed to suggest continued slowing of exports and slower GDP growth in China than expected. The government's efforts to stimulate domestic demand and infrastructure investment, however, are expected to drive the Chinese economy. By the end of March, Chinese markets began to recover.

      The BUFFALO CHINA FUND was down -45.89% in the 12 months ending 3/31/2009; the MSCI CHINA FREE Gross (USD) Index was down -34.71% in the year and S&P/HKEx GEM Index was down -53.52% in the same period.

      One of the main reasons for underperformance was the Fund's holding in Kwang Sung Electronics. Trading in the stock was halted for a time due to lack of liquidity. After the stock re-opened for trading there were some hedge funds that were forced to liquidate their positions. Aside from Kwang Sung, relative performance across the portfolio was good. Some of the stronger performing stocks in the quarter included infrastructure plays like cement maker Anhui Conch Cement, which benefited from the government's commitment to infrastructure spending, and Anta Sports Products Ltd. -- a Chinese manufacturer and retailer of athletic shoes and apparel.

      In this volatile macroeconomic environment, the Fund continues to move out of small capitalization companies and into some of the larger companies that are generating significant cash, fit our growth trend strategy and are trading at what we feel are attractive valuations. We have historically seen small capitalization Chinese companies as the best opportunity to invest at extremely low valuations, and these companies historically made up a significant portion of our portfolio. As many larger capitalization companies lost significant market value from their 2007 highs, we began to take note of the low valuations of some of what we believe are arguably the best companies in the world, such as China Mobile and PetroChina. We have also taken the opportunity to further diversify the portfolio into some of the sectors that should benefit from govern- ment stimulus.

      Global strategists still see China as a key place to find growth in 2009 and forecasts for Chinese economic growth reside around 6-7%. We continue to believe that investment opportunities in China remain excellent, especially over the long term. China remains a low-cost production center with a relatively flexible labor market. In addition, government debt-to-gross domestic product
(GPD) is low compared to the developed world and the high savings rate coupled with very low debt among the population suggests opportunities for stimulating domestic consump- tion abound.

      While the capital markets showed signs of stabilization in the first quarter of calendar 2009, overall the fiscal year ending March 31, 2009 was a challenging year with the Russell 1000 Growth Index down -34.28% while the BUFFALO LARGE CAP FUND was down -34.35% during the same period.

      Overall our performance was roughly in-line with the Russell 1000 Growth Index for the year. We benefited from our underweighting of energy and industrials and our overweighting of healthcare as well as our stock selection in healthcare. Areas that detracted from our performance relative to the Russell 1000 Growth Index were our overweighting of financials and our stock selection in consumer discretionary.

      Our top contributing stocks in the period were Schering Plough, Barr Labs and Broadcom. Merck announced plans to acquire Schering Plough during the first quarter of 2009 leading to significant appreciation of the stock in the latter part of 2008 and early 2009. Schering Plough was our largest position in the Fund prior to the announcement. Barr Labs, a well managed generic drug manufacturer, was acquired by Teva in fiscal 2009. We sold Teva toward the end of calendar 2007 due to valuation and rotated into Barr Labs which was at the time trading at trough multiples. Broadcom added significantly to our performance in a difficult environment as the company gained market share in the semiconductor industry due its strong position in the broadband, internet and wireless segments.

      FEDEX detracted from our performance in the quarter. For years global trade grew faster than GDP; however, with the onset of a global recession within the past twelve months global trade has declined significantly faster than GDP. We believe FEDEX's valuation is attractive and we recently added to the position. We believe FEDEX is well positioned for strong operating performance as the global economy recovers.

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                                                                               5

                           MESSAGE TO OUR SHAREHOLDERS
                                   (UNAUDITED)
                                   (CONTINUED)

      The Fund is the most concentrated it has been since the last economic cycle as we prioritize by quality, conviction level and valuation. The portfolio consists of twenty-nine stocks down from thirty-seven at the end of fiscal 2008. We continue to focus on companies with strong balance sheets that will generate free cash flow even in a tougher economic environment. Although we are unable to precisely call the bottom of the cycle, we believe that the portfolio is well positioned for even modest improvements in economic growth as evidence by our outperformance in the last month of the fiscal year when the Russell 1000 Growth Index appreciated 8.92% while the Buffalo Large Cap Fund returned 13.09%. We continue to invest in industries that we expect to grow faster than GDP over the long term and are consistent with the long term trends we have identified. We believe that the valuations of the companies in our portfolio are attractive with free cash flow yields in excess of government bond yields.

      With a volatile market as the backdrop, BUFFALO MICRO CAP Fund was down -42.64% for the year ending March 31, 3009, which compares to -39.22% for the Russell Microcap Growth Index and -37.50% for the Russell 2000.

      On a sector basis, all sectors were down substantially for the year in the benchmark and the Fund. Breaking down the Fund's sector performance reveals that it benefited on a relative basis from its sector allocation, which is primarily driven by our trend-based investment process, during the year. The Fund benefited most by not owning any energy or materials related companies. After being a substantial headwind in prior years, these two sectors represented two of the three worst performing areas in the index due to the severe contraction in global economic growth. On the negative side, the Fund's sector exposure to consumer discretionary detracted most from performance because of the substantial decline in consumer net worth and rising unemployment.

      In regards to security selection, individual stocks within the consumer discretionary sector impacted performance most negatively. The deterioration in fundamentals was identified last spring and exposure was reduced, however the companies that remained in the portfolio declined beyond what our financial models indicated was a worst case scenario. This occurred largely because of the rampant fear that was so pervasive in the market. We understand that emotions can drive stocks in the short term so we tried to use the fire sale prices to our advantage and add to positions when no one else wanted to. Healthcare was the other primary sector that hampered relative performance for the year. Once again the consumer-oriented nature of the Fund's healthcare companies caused business performance to be below expectations. In some instances unanticipated fundamental changes arose in a company's business model, and changes were made to the portfolio.

      With respect to other changes in the portfolio, the market sell off has provided us with ample opportunity to upgrade the quality of our portfolio. More specifically, over the past year, the number of companies in the portfolio has been reduced in order to concentrate our holdings on our highest conviction names, and many new names have been added as well. In the last two quarters alone, nine new companies have been added to the portfolio. In most cases these have been companies with excellent long term growth prospects, but were, for example, too large or too expensive to buy in the Fund previously. We feel confident about the overall quality of businesses contained in the portfolio and their ability to thrive when a recovery unfolds.

      The BUFFALO MID CAP strongly outperformed its benchmarks, down -26.96% compared with the Russell Midcap Growth Index which declined -39.58% and the Russell Midcap Index which was down -40.81%. The markets have been terribly volatile, and we believe they will have a difficult time getting out of a trading range, with earnings ranging from lackluster to horrible for some time. However, our outlook is long term and focused on quality, and with patience we believe this market can offer a lot of opportunities.

      The portfolio is made up of companies in relatively strong financial positions. At the end of March, 63% of our companies had no net debt (long-term debt, less cash) on their balance sheets. The remaining companies have very little debt, for the most part. 88% of our holdings produced free cash flow in the last 12 months. As mentioned in the Small Cap Fund commentary, companies that did not need to go to the financial markets to finance their growth have been in an enviable position in recent months.

      In the year ended March 2009, contributors in the Buffalo Mid Cap Fund included Career Education and ITT Education. Both are in the education space and have contributed nicely to performance. Our education names in each of the portfolios were hit hard in 2008 as a result of private funding issues affecting the entire industry. We added significantly to several of our education positions in the past year. The government subsequently increased available grants and loans to narrow the private funding "gap" and education stocks rallied. The education industry is countercyclical in nature, and as unemployment has moved higher, enrollment has accelerated.

      Detractors included Pharmaceutical Product Development and Morningstar. The healthcare industry has started to see large pharmaceutical and biotech companies delay and slow down early stage development in clinical trials; while Pharmaceutical Product Development is not that exposed to that area the stock has come down with the whole sector. Morningstar has been driven down due to increased investor sensitivity to "asset based" income. We're still positive on the long-term fundamentals of the company and continue to view it very favorably.


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6

      The Buffalo Mid Cap Fund has outperformed on a relative basis by 12.62 percentage points in the past 12 months vs. the Russell Mid Cap Growth. The Buffalo Mid Cap Fund was down -26.96% and the Russell Mid Cap Growth declined -39.58%. The outperformance was due mostly to stock selection. Sector allocation was also positive, and our lack of exposure to energy and commodities worked in our favor.

      Our definition of Mid Cap is a market capitalization between $1.5 billion to $10 billion. Traditionally most of our new positions have been in companies between $1.5 and $4 billion; we haven't invested at the larger end of the range because we typically look for a "longer runway" -- more growth potential. As capitalization values have come down with the market, we've started to look at companies that have historically had valuations outside of our limits.

      While we look for new companies that fit our investment criteria, we continue to concentrate the portfolio's holdings in the companies with our preferred characteristics: more experienced management teams, less debt, higher margins, lower capital intensity and distinctive competitive advantages or barriers to entry.

      We will be transitioning to a new benchmark for the BUFFALO SCIENCE AND TECHNOLOGY FUND over the next several quarters. The NASDAQ Composite has been the benchmark, however, we believe that the NASDAQ Composite, with sizable weightings in financials, consumer discretionary and industrials sectors, is not ideal since those sectors are not highly represented in our Fund. Consequently, we will begin the transition to our new benchmark, the NYSE ARCA Tech 100 Index, which is a price-weighted index, composed of common stocks and ADRs of technology-related companies listed on U.S. stock exchanges. The NYSE ARCA Tech 100 is heavily weighted in information technology and healthcare, with minor weightings in consumer discretionary and telecommuni- cation services, and trivial weightings in energy, financials and industrials. We believe that The NYSE ARCA Tech 100 Index is more representative of the Buffalo Science and Technology Fund.

      Buffalo Science and Technology Fund depreciated -23.85% in the 12 months ending 3/31/09, while the NASDAQ Composite declined -32.93% and the NYSE ARCA Tech 100 lost -27.05%. We believe that the valuations of the companies in our portfolio are currently quite attractive, with free cash flow yields in excess of government bond yields. Technology typically outperforms in the early stages of a recovery, consequently, we have gradually transitioned the Fund to a more aggressive stance. Specifically our weighting in healthcare, a more defensive sector, has fallen from 38.2% of the portfolio at the end of 2007, to 27.7% at the end of the first quarter of 2009. We believe that the portfolio is well positioned for even modest improvements in economic growth as evidence by our solid performance toward the end of the first quarter in 2009.

      Our outperformance versus the NASDAQ Composite and NYSE ARCA Tech 100 was to a large extent due to stock selection in information technology. This selection effect was broad-based across numerous information technology holdings, most notably Semtech, Broadcom, F5 Networks and Red Hat.

      Our top contributing stocks in the period were Mentor and Schering Plough. Mentor was acquired by Johnson and Johnson in the first quarter of calendar 2009 at a significant premium. Merck announced plans to acquire Schering Plough during the first quarter of 2009 leading to significant appreciation of the stock in the latter part of 2008 and early 2009. Pharmaceutical Product Development Inc., a contract research organization, detracted from our performance in the fiscal year. The stock was negatively impacted by customer consolidation (Pfizer acquires Wyeth and Merck acquires Schering Plough). While in the near-term contract research organizations could be negatively impacted as R&D projects get rationalized, over the intermediate to long term we see the large pharmaceutical business model continuing its migration toward increased investment in innovation (R&D) and less investment in marketing. eBay also detracted from our performance in fiscal 2009. The operating performance was negatively impacted by the consumer-lead recession. In addition, eBay marketplace lost share to Amazon during the period. eBay's equity ended fiscal 2009 at trough valuations. We are optimistic that the new management team should create significant shareholder value by reinstating the company's strategic focus -- to be the internet platform of choice for global commerce.

      We are enthusiastic about the future of the Buffalo Science and Technology Fund. We define technology as the application of human knowledge to solve problems and improve productivity. During economic downturns innovation frequently drives the recovery. We believe the Buffalo Science and Technology Fund is well positioned to benefit from the capital investment required to restore economic growth.

      The BUFFALO SMALL CAP FUND strongly outperformed its benchmarks over the last 12 months, outperforming by 18.36 percentage points compared to the Russell 2000 Growth Index and 19.50 percentage points better than the Russell 2000 Index. The Buffalo Small Cap Fund was down -18.00% for the year ended 3/31/09, outperforming the Russell 2000 Growth Index which declined -36.36% and the Russell 2000 Index was down -37.50%. This has been overwhelmingly due to stock selection. Sector allocation was also positive, and our lack of exposure to energy and commodities worked in our favor.


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                                                                               7

                           MESSAGE TO OUR SHAREHOLDERS
                                   (UNAUDITED)
                                   (CONTINUED)

      Throughout the year ended 3/31/09 we were overweighted the technology and consumer sectors which were both down significantly, but thankfully carried no holdings in the worst performing sector -- energy -- which was down over 60%.

      Most of the Fund's outperformance was due to stock selection and it was across nearly all sectors. The industrials area, where we include our education names, was one of the areas that did very well. The Fund remains quite concentrated, staying at the lower end of our target of 50 - 70 names. As we manage through this bottoming period in the market, we will be looking to initiate some small positions in additional companies, but at the same time will continue to closely monitor all positions, selling any names that do not maintain our full conviction. We will continue to concentrate on the companies with our preferred characteristics: more experienced management teams, less debt, higher margins, low capital intensity and some type of competitive advantage or barrier to entry.

      As of March 2009, 74% of the companies in the Small Cap Fund had no net debt on their balance sheets. Most of the remaining companies had relatively small amounts of debt. Another measure of strength in the Fund is that 89% of our holdings produced free cash flow in the last 12 months. Practically, that means we had a portfolio of companies that have not had to borrow, which has been a good position to be in during this downturn. The portfolio's debt and cash flow characteristics have and should continue to improve as we deploy cash into stocks that have attractive business models and strong balance sheets but have been too expensive based on our valuation-based criteria.

      Top contributors in Buffalo Small Cap included ITT Education, Corinthian Colleges and Cree. ITT and Corinthian are in the education space and have contributed nicely to performance. In early 2008 both of these names were hit hard as a result of private funding issues impacting the entire education industry. After significant research, we felt comfortable adding to both positions. The government subsequently increased the amount which a student could receive in grants and loans, narrowing the private funding "gap" and the stocks rallied. The education industry is countercyclical in nature, and as unemployment has moved higher, enrollment accelerated, and moving into 2009 they've continued to perform well.

      Detractors in Buffalo Small Cap Fund include Pharmaceutical Products Development Inc. (PPDI). The stock declined in the quarter due to a number of issues: 1) consolidation in the pharmaceutical industry (PPDI's clients) is usually viewed negatively as the consolidating companies reprioritize their research and development pipeline, 2) further delay in PPDI's compound development program because of new rules at the Food and Drug Administration
(FDA), and 3) uncertainty regarding U.S. healthcare reform.

      We are receiving positive cash flows and have a number of holdings that have performed very well even in this bear market. This puts us in the enviable position of having the liquidity to invest in companies that we believe should be very good long term investments.

      The BUFFALO USA GLOBAL FUND declined -30.70% for the trailing one year period ended 3/31/2009. The Russell 1000 Growth index declined by - 34.28% during that same time. Outperformance for the trailing year relative to the Russell 1000 Growth Index was driven by broad based stock selection in information technology and industrials. Top performers for the year included Aflac, Sigma-Aldrich and McDonalds.

      While we maintain our initial screening based on long-term secular trends, we let our bottom-up stock selection drive our portfolio construction and sector allocations. In the past six months, we have moved the portfolio into a pro-cyclical stance; from the defensive stance we positioned the Fund back in the first half of 2008. While this stance benefited us in the March month and early April, we believe until the credit markets fully recover, the group is likely to be range bound. While the global economy outlook continues to look challenging, there are signs that the current global recession is taking steps toward stabilization, which are the first steps to a recovery. Recently, China's official manufacturing PMI (Purchasing Managers' Index) rose to 52.4 in March from 49.0 in February and the low of 38.8 in November 2008. Before March, the PMI was below 50 for five straight months (50 divides expansion from contraction). China's manufacturing PMI is the first in the world to return to expansionary territory (for comparison, United States manufacturing PMI was 36.3 in March, slightly up from 35.8 in February). Commodity prices have also stabilized from the November lows. Although strong global economy growth is unlikely if the United States continues to be in a deep recession, we do believe that if the U.S. stabilizes, the emerging markets have the potential to lead the world out of the current economic slowdown.

      The Buffalo USA Global Fund is differentiated from other funds in that it invests only in U.S. based companies that receive at least 40% of their sales or income from international sources. We seek well-positioned and well-managed U.S. growth companies that stand to benefit from international expansion and emerging markets' growth. The growth opportunity that the emerging markets possess for U.S. based companies is significant. We believe that operating in the most capitalistic environment in the world enables U.S. companies to hone their competitiveness. Although there are examples of successful foreign companies, there is an abundance of successful companies in the U.S. that have developed innovative products or services through research and development and become a dominating force in marketing that innovation to consumers. The Buffalo USA Global Fund owns companies that are taking this expertise to the world and replicating the success that they have had here. For example, YUM International,
(YUM), operator of KFC, Pizza Hut, Taco Bell, and other restaurants, has made a successful launch in China and in 2008, China accounted for 28% of YUM's profits. While KFC is not a growth story in the United States, it has been widely successful in China, and the company continues to believe long-term, that its China business will likely grow 20% versus 5% in the United States.


--------------------------------------------------------------------------------
8

      Growing penetration of U.S. branded products also provide significant opportunity in emerging markets. Proctor and Gamble (PG) has sales per capita in the United States of $106, while in China and India its sales per capita is $2.60 and $0.60 respectively. Even after adjusting the penetration levels to equivalent income levels per capita in China and India, it is still materially lower than the United States. Natural resources and infrastructure is another area that is poised to have rapid growth once the world's economy stabilizes.

      Some pundits are speculating a trend towards deglobalization, as governments throughout the world might be tempted to respond to the current economic situation with trade protection policies. We do not subscribe to this thinking, but rather believe that globalization is here to stay. The world's distribution of income has become more broadly distributed; the living standards of China and India's citizens have risen rapidly over recent years. According to the World Bank Global Development Prospects report, approximately 90% of the middle to upper-class growth over the next couple of decades will come from developing countries. Although protectionism policies may be put in place by short-sighted politicians, the massive emergence of the middle class in the developing countries will make these policies nothing more than temporary. We believe that the emerging middle-class will not be content with living like previous generations, but will evolve into brand-conscious consumers, demanding the product and service brands that previous generations could never obtain, but which they now see on a daily basis via the media and technology.

      Given this backdrop, we are more bullish than ever on the prospects that the Buffalo USA Global Fund faces. While others view the current environment with great uncertainty, we rest on the certainty of opportunity that lie ahead of the companies that we own in the Fund. We believe our holdings are well-managed, financially strong companies that have the capability to weather difficult economic periods and emerge in a strong competitive position.

Sincerely,

/s/ John C. Kornitzer                        /s/ Kent W. Gasaway
John C. Kornitzer                            Kent W. Gasaway
President, KCM                               Sr. Vice President, KCM

/s/ Robert Male                              /s/ Grant P. Sarris
Robert Male                                  Grant P. Sarris
Sr. Vice President, KCM                      Sr. Vice President, KCM

/s/ William J. Kornitzer III
William J. Kornitzer III
Sr. Vice President, KCM


      FREE CASH FLOW IS REVENUE LESS OPERATING EXPENSES INCLUDING INTEREST EXPENSE AND MAINTENANCE CAPITAL SPENDING. IT IS THE DISCRETIONARY CASH THAT A COMPANY HAS AFTER ALL EXPENSES AND IS AVAILABLE FOR PURPOSES SUCH AS DIVIDEND PAYMENTS, INVESTING BACK INTO THE BUSINESS, OR SHARE REPURCHASES.

*     A BASIS POINT IS ONE HUNDREDTH OF A PERCENTAGE POINT (0.01%).

**    SOURCE: JP MORGAN CREDIT STRATEGY WEEKLY UPDATE (4/3/2009)

*** ACCORDING TO S&P, AN OBLIGATION RATED `B' IS MORE VULNERABLE TO NONPAYMENT THAN OBLIGATIONS RATED `BB', BUT THE OBLIGOR CURRENTLY HAS THE CAPACITY TO MEET ITS FINANCIAL COMMITMENT ON THE OBLIGATION. ADVERSE BUSINESS, FINANCIAL, OR ECONOMIC CONDITIONS WILL LIKELY IMPAIR THE OBLIGOR'S CAPACITY OR WILLINGNESS TO MEET ITS FINANCIAL COMMITMENT ON THE OBLIGATION.


--------------------------------------------------------------------------------

BUFFALO BALANCED FUND
HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT

                                                               S&P 500 &
                 Buffalo                S&P           ML High Yield Master Index
Date          Balanced Fund           500 Index*         Weighted Average(1)*
--------------------------------------------------------------------------------
03/1999               10,000                 10,000                    10,000
03/2000     16.78%    11,678      17.94%     11,794          10.24%    11,024
03/2001     -4.58%    11,143     -21.68%      9,237         -11.38%     9,769
03/2002      6.48%    11,865       0.24%      9,259           0.92%     9,859
03/2003    -19.32%     9,573     -24.76%      6,967         -13.40%     8,538
03/2004     33.50%    12,780      35.12%      9,413          29.72%    11,076
03/2005      9.75%    14,026       6.69%     10,043           6.73%    11,821
03/2006     11.23%    15,601      11.73%     11,221           9.96%    12,999
03/2007     11.67%    17,422      11.83%     12,549          11.68%    14,517
03/2008      3.23%    17,984      -5.08%     11,911          -4.37%    13,882
03/2009    -27.75%    12,994     -38.09%      7,374         -31.08%     9,568

*     unmanaged indices
(1) The performance figure shown for comparison purposes is a weighted average made up of 60% of the S&P 500 Index and 40% of the Merrill Lynch High Yield Master Index.
      The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets.
      The Merrill Lynch High Yield Master Index is an unmanaged index comprised of over 1,200 high yield bonds representative of the high yield bond market as a whole.

BUFFALO HIGH YIELD FUND
HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

                        Buffalo                        ML High Yield
 Date                 High Yield                       Master Index*
--------------------------------------------------------------------------------
03/1999                        10,000                               10,000
03/2000          4.83%         10,483          -1.32%                9,868
03/2001         11.16%         11,653           4.06%               10,269
03/2002          3.95%         12,113           1.95%               10,469
03/2003          5.95%         12,834           3.65%               10,851
03/2004         18.56%         15,216          21.61%               13,196
03/2005          2.96%         15,666           6.79%               14,092
03/2006          6.83%         16,736           7.31%               15,122
03/2007          6.42%         17,811          11.45%               16,853
03/2008         -1.52%         17,540          -3.46%               16,270
03/2009        -13.64%         15,148         -19.95%               13,024

*     unmanaged bond index
      The Merrill Lynch High Yield Master Index is an unmanaged index comprised of over 1,200 high yield bonds representative of the high yield bond market as a whole.

BUFFALO INTERNATIONAL FUND
HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

                       Buffalo             MSCI EAFE             MSCI AC WORLD
      Date       International Fund         Index **             Index Ex USA**
--------------------------------------------------------------------------------
 9/28/2007 *                10,000                10,000                  10,000
 9/30/2007                  10,000                10,000                  10,000
12/31/2007      0.70%       10,070       -2.04%    9,796        -0.96%     9,904
 3/31/2008     -6.95%        9,370       -9.53%    8,862        -9.70%     8,943
 6/30/2008      1.44%        9,505       -2.55%    8,636        -1.12%     8,843
 9/30/2008    -21.68%        7,444      -20.56%    6,861       -21.91%     6,906
12/31/2008    -19.95%        5,959      -19.95%    5,492       -22.34%     5,363
 3/31/2009    -10.00%        5,363      -13.94%    4,726       -10.71%     4,789

*     9/28/07 inception
**    unmanaged stock index
      The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets excluding the U.S. and Canada.
      The MSCI AC World Index Ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the US.

BUFFALO CHINA FUND
HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

                          Buffalo                         MSCI China
    Date                Jayhawk Fund                      Free Index**
--------------------------------------------------------------------------------
 12/18/2006 *                        10,000                          10,000
 12/31/2006          3.10%           10,310            8.78%         10,878
  3/31/2007          2.13%           10,530           -2.30%         10,628
  6/30/2007         18.15%           12,441           24.45%         13,226
  9/30/2007         12.71%           14,022           41.89%         18,767
 12/31/2007         -2.64%           13,652           -3.65%         18,082
  3/31/2008        -26.32%           10,059          -23.69%         13,798
  6/30/2008         -0.14%           10,045           -3.46%         13,321
  9/30/2008        -30.07%            7,024          -25.22%          9,961
 12/31/2008        -20.47%            5,586          -10.75%          8,890
  3/31/2009         -2.57%            5,443            1.33%          9,009

*     12/18/06 inception
**    unmanaged stock index
      The MSCI China Free Index is a capitalization weighted index that measures the performance of stocks from the country of China.

BUFFALO LARGE CAP FUND
HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

                        Buffalo                    Russell 1000
     Date              Large Cap                   Growth Index*
--------------------------------------------------------------------------------
   03/1999                       10,000                        10,000
   03/2000        31.07%         13,107       34.12%           13,412
   03/2001        -9.86%         11,815      -42.72%            7,682
   03/2002         2.06%         12,058       -2.00%            7,529
   03/2003       -30.71%          8,355      -26.76%            5,514
   03/2004        40.05%         11,701       32.18%            7,288
   03/2005         1.52%         11,879        1.16%            7,373
   03/2006         9.95%         13,061       13.14%            8,342
   03/2007        11.10%         14,511        7.06%            8,931
   03/2008        -6.25%         13,604       -0.75%            8,864
   03/2009       -34.35%          8,931      -34.28%            5,825

*     unmanaged stock index
      The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index consists of the 1,000 largest companies in the Russell 3000 Index.


--------------------------------------------------------------------------------
10

BUFFALO MICRO CAP FUND
HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

                          Buffalo                        Russell Microcap
       Date              Micro Cap                        Growth Index**
--------------------------------------------------------------------------------
 05/21/2004*                     10,000                              10,000
    09/2004          -3.60%       9,640                -1.97%         9,803
    03/2005          10.17%      10,620                 5.42%        10,334
    09/2005          10.83%      11,771                11.22%        11,494
    03/2006          15.03%      13,540                15.94%        13,326
    09/2006          -7.49%      12,526               -11.80%        11,753
    03/2007          12.56%      14,099                11.16%        13,065
    09/2007          -1.43%      13,897                 2.82%        13,434
    03/2008         -29.22%       9,836               -21.91%        10,490
    09/2008          -6.75%       9,172                -5.74%         9,888
    03/2009         -38.49%       5,642               -35.50%         6,378

*     5/21/04 inception
**    unmanaged stock index
      The Russell Microcap Growth Index measures the performance of those Russell Microcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Microcap Index consists of the smallest 1,000 companies in the small-cap Russell 2000 Index plus the next 1,000 securities.

BUFFALO MID CAP FUND
HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

                             Buffalo                        Russell Midcap
    Date                     Mid Cap                        Growth Index**
--------------------------------------------------------------------------------
12/17/2001 *                         10,000                             10,000
   03/2002             1.20%         10,120             -0.44%           9,956
   03/2003           -25.49%          7,540            -26.11%           7,356
   03/2004            64.85%         12,430             49.63%          11,008
   03/2005             2.15%         12,698              8.31%          11,922
   03/2006            25.21%         15,899             22.68%          14,626
   03/2007             2.41%         16,282              6.90%          15,635
   03/2008           -10.60%         14,556             -4.55%          14,924
   03/2009           -26.96%         10,632            -39.58%           9,017

*     12/17/01 inception
**    unmanaged stock index
      The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index consists of the 800 smallest companies in the Russell 1000 Index.

BUFFALO SCIENCE & TECHNOLOGY FUND
HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

                  Buffalo                    NASDAQ                 NYSE ARCA
  Date      Science & Technology        Composite Index**        Tech100 Index**
--------------------------------------------------------------------------------
04/16/2001*               10,000                  10,000                  10,000
  03/2002       1.80%     10,180       -3.36%      9,664         0.40%    10,040
  03/2003     -40.96%      6,010      -27.32%      7,024       -31.79%     6,848
  03/2004      83.69%     11,040       48.69%     10,444        53.24%    10,494
  03/2005      -2.81%     10,730        0.25%     10,470         2.01%    10,705
  03/2006      27.96%     13,730       17.03%     12,253        20.05%    12,852
  03/2007       4.28%     14,318        3.50%     12,682         0.52%    12,918
  03/2008     -10.57%     12,804       -5.89%     11,935        -5.27%    12,238
  03/2009     -23.85%      9,751      -32.93%      8,005       -27.43%     8,881

*     4/16/01 inception
**    unmanaged stock index
      The NASDAQ Composite Index is a broad-based capitalization-weighted index of stocks in all three NASDAQ tiers: Global Select, Global Market and Capital Market.
      NYSE ARCA Tech 100 Index is a price-weighted index comprised of stocks and ADRs of technology related companies listed on U.S. stock exchanges.

BUFFALO SMALL CAP FUND
HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

                         Buffalo                    Russell 2000
      Date              Small Cap                  Growth Index**
--------------------------------------------------------------------------------
04/14/1998*                     10,000                       10,000
   03/1999          -4.69%       9,531        -10.41%         8,959
   03/2000          64.87%      15,714         59.05%        14,249
   03/2001           8.95%      17,120        -39.81%         8,577
   03/2002          41.04%      24,146          4.95%         9,001
   03/2003         -34.49%      15,818        -31.63%         6,154
   03/2004          88.07%      29,749         63.16%        10,041
   03/2005           5.75%      31,460          0.87%        10,128
   03/2006          22.46%      38,526         27.84%        12,948
   03/2007           4.95%      40,433          1.56%        13,150
   03/2008         -18.74%      32,856         -8.94%        11,975
   03/2009         -18.00%      26,942        -36.36%         7,621

*     4/14/98 inception
**    unmanaged stock index
      The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

BUFFALO USA GLOBAL FUND
HYPOTHETICAL GROWTH OF $10,000 INVESTMENT

                          Buffalo                        Russell 3000
 Date                   USA Global                       Growth Index*
--------------------------------------------------------------------------------
03/1999                            10,000                             10,000
03/2000             60.72%         16,072            35.77%           13,577
03/2001            -19.80%         12,890           -42.52%            7,804
03/2002              7.78%         13,893            -1.47%            7,689
03/2003            -30.79%          9,615           -27.08%            5,607
03/2004             47.11%         14,145            34.15%            7,522
03/2005             -1.30%         13,961             1.15%            7,608
03/2006             14.05%         15,922            14.40%            8,704
03/2007             11.86%         17,811             6.53%            9,272
03/2008             -6.51%         16,651            -1.45%            9,138
03/2009            -30.18%         11,626           -34.42%            5,993

*     unmanaged stock index
      The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index consists of the 3,000 largest U.S. companies based on total market capitalization.


--------------------------------------------------------------------------------

                               INVESTMENT RESULTS


TOTAL RETURNS AS OF MARCH 31, 2009
                                                                                             AVERAGE ANNUAL
                                                                                ------------------------------------------
                                                           GROSS
                                                          EXPENSE     THREE                                        SINCE
                                                           RATIO*     MONTHS    ONE YEAR  FIVE YEARS  TEN YEARS  INCEPTION
--------------------------------------------------------------------------------------------------------------------------
BUFFALO BALANCED FUND (INCEPTION DATE 8/12/94) ........    1.02%      -2.87%     -27.75%     0.33%      2.65%       4.82%
S&P 500 Index .........................................     N/A      -11.01%     -38.09%    -4.76%     -3.00%       5.72%
S&P 500 Index & Merrill Lynch High Yield
  Master Index Weighted Average** .....................     N/A       -4.50%     -31.08%    -2.86%     -0.57%       5.69%
Lipper Balanced Funds Index ...........................     N/A       -5.84%     -26.60%    -1.54%      0.76%       5.28%

BUFFALO HIGH YIELD FUND (INCEPTION DATE 5/19/95) ......    1.02%       6.29%     -13.64%    -0.09%      4.24%       5.68%
Merrill Lynch High Yield Master Index .................     N/A        5.26%     -19.95%    -0.26%      2.68%       4.53%
Lipper High Yield Bond Funds Index ....................     N/A        3.46%     -23.71%    -1.55%      0.52%       2.90%

BUFFALO INTERNATIONAL FUND (INCEPTION DATE 9/28/07) ...    1.29%     -10.00%     -42.76%      N/A        N/A      -33.86%
MSCI EAFE Index .......................................     N/A      -13.94%     -46.51%      N/A        N/A      -38.66%
MSCI AC WORLD Index Ex USA ............................     N/A      -10.71%     -46.46%      N/A        N/A      -38.29%
Lipper International Funds Index ......................     N/A      -12.36%     -45.45%      N/A        N/A      -37.78%

BUFFALO CHINA FUND (INCEPTION DATE 12/18/06) ..........    1.72%      -2.57%     -45.89%      N/A        N/A      -23.40%
MSCI China Free Index .................................     N/A        1.33%     -34.71%      N/A        N/A       -4.46%
S&P Hong Kong GEM Index ...............................     N/A        0.62%     -53.52%      N/A        N/A      -35.23%

BUFFALO LARGE CAP FUND (INCEPTION DATE 5/19/95) .......    1.05%       0.00%     -34.35%    -5.26%     -1.12%       5.00%
Russell 1000 Growth Index .............................     N/A       -4.12%     -34.28%    -4.38%     -5.26%       3.26%
S&P 500 Index .........................................     N/A      -11.01%     -38.09%    -4.76%     -3.00%       4.99%
Lipper Large-Cap Growth Funds Index ...................     N/A       -3.74%     -36.45%    -4.95%     -5.85%       2.94%

BUFFALO MICRO CAP FUND (INCEPTION DATE 5/21/04) .......    1.50%     -10.20%     -42.64%      N/A        N/A      -11.11%
Russell Microcap Growth Index .........................     N/A       -8.84%     -39.22%      N/A        N/A       -8.85%
Russell 2000 Index ....................................     N/A      -14.95%     -37.50%      N/A        N/A       -3.88%
Lipper Micro-Cap Funds Index ..........................     N/A      -11.29%     -41.03%      N/A        N/A       -6.54%

BUFFALO MID CAP FUND (INCEPTION DATE 12/17/01) ........    1.01%       1.42%     -26.96%    -3.08%       N/A        0.84%
Russell Midcap Growth Index ...........................     N/A       -3.36%     -39.58%    -3.91%       N/A       -1.41%
Russell Midcap Index ..................................     N/A       -8.98%     -40.81%    -3.53%       N/A        0.78%
S&P Midcap 400 Index ..................................     N/A       -8.66%     -36.09%    -2.84%       N/A        1.06%
Lipper Mid-Cap Growth Funds Index .....................     N/A       -4.36%     -38.63%    -2.80%       N/A       -1.58%

BUFFALO SCIENCE & TECHNOLOGY FUND
  (INCEPTION DATE 4/16/01) ............................    1.02%       2.40%     -23.85%    -2.45%       N/A       -0.32%
NASDAQ Composite Index ................................     N/A       -3.07%     -32.93%    -5.18%       N/A       -2.76%
S&P 500 Index .........................................     N/A      -11.01%     -38.09%    -4.76%       N/A        3.00%
Lipper Science & Technology Funds Index ...............     N/A        4.36%     -30.88%    -4.63%       N/A       -5.62%
NYSE ARCA TECH 100 Index ..............................     N/A        0.30%     -27.05%    -3.03%       N/A       -1.36%

BUFFALO SMALL CAP FUND (INCEPTION DATE 4/14/98) .......    1.00%      -0.98%     -18.00%    -1.96%     10.95%       9.46%
Russell 2000 Growth Index .............................     N/A       -9.74%     -36.36%    -5.37%     -1.60%      -2.57%
Russell 2000 Index ....................................     N/A      -14.95%     -37.50%    -5.24%      1.93%       0.05%
S&P Smallcap 600 Index ................................     N/A      -16.84%     -38.06%    -3.94%      4.24%       1.77%
Lipper Small-Cap Growth Funds Index ...................     N/A       -6.18%     -36.88%    -5.94%      0.61%      -0.72%

BUFFALO USA GLOBAL FUND (INCEPTION DATE 5/19/95) ......    1.03%      -7.15%     -30.70%    -3.99%      1.44%       6.04%
Russell 1000 Growth Index .............................     N/A        4.12%     -34.28%    -4.38%     -5.26%       3.78%
S&P 500 Index .........................................     N/A      -11.01%     -38.09%    -4.76%     -3.00%       4.99%
Russell 3000 Growth Index .............................     N/A       -4.54%     -34.42%    -4.44%     -4.99%       3.66%
Lipper Multi-Cap Growth Funds Index ...................     N/A       -5.06%     -37.78%    -4.62%     -3.46%       3.54%

*     AS REPORTED IN THE FUNDS' PROSPECTUS DATED JULY 30, 2008
** THE PERFORMANCE FIGURE SHOWN FOR COMPARISON PURPOSES IS A WEIGHTED AVERAGE MADE UP OF 60% OF THE S&P 500 INDEX AND 40% OF THE MERRILL LYNCH HIGH YIELD MASTER INDEX.
      PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUNDS MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT OF THE MOST RECENT MONTH-END MAY BE OBTAINED BY CALLING 1-800-49-BUFFALO OR BY VISITING THE WEBSITE AT WWW.BUFFALOFUNDS.COM.


--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------

THE BUFFALO BALANCED, INTERNATIONAL, CHINA, LARGE CAP, MID CAP, SCIENCE & TECHNOLOGY AND USA GLOBAL FUNDS IMPOSE A 2.00% REDEMPTION FEE ON SHARES HELD FOR LESS THAN 60 DAYS AND THE BUFFALO HIGH YIELD, MICRO CAP AND SMALL CAP FUNDS IMPOSE A 2.00% REDEMPTION FEE ON SHARES HELD LESS THAN 180 DAYS. PERFORMANCE DATA DOES NOT REFLECT THE REDEMPTION FEE. IF REFLECTED, TOTAL RETURNS WOULD BE REDUCED.

The Funds' returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. The benchmark returns shown, excluding the Lipper Indices, reflect the reinvestment of dividends and capital gains but do not reflect the deduction of any investment management fees, other expenses or taxes. The performance of the Lipper Indices is presented net of the Funds' fees and expenses; however, applicable sales charges are not taken into consideration. One cannot invest directly in an index.

The S&P 500 INDEX is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets. The MERRILL LYNCH HIGH YIELD MASTER INDEX is an unmanaged index comprised of over 1,200 high yield bonds representative of high yield bond markets as a whole. The LIPPER BALANCED FUNDS INDEX is an unmanaged, net asset value weighted index of the 30 largest balanced mutual funds. The LIPPER HIGH YIELD BOND FUNDS INDEX is a widely recognized index of the 30 largest mutual funds that invest primarily in high yield bonds. The MSCI CHINA FREE INDEX is a capitalization weighted index that measures the performance of stocks from the country of China. The RUSSELL 1000 GROWTH INDEX measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The RUSSELL 1000 INDEX consists of the 1,000 largest companies in the Russell 3000 Index. The LIPPER LARGE-CAP GROWTH FUNDS INDEX is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Large-Cap classification. The RUSSELL MICROCAP GROWTH INDEX measures the performance of those Russell Microcap companies with higher price-to-book ratios and higher forecasted growth values. The RUSSELL MICROCAP INDEX consists of the smallest 1,000 companies in the small-cap Russell 2000 Index plus the next 1,000 securities. The RUSSELL 2000 INDEX consists of the smallest 2,000 securities in the Russell 3000 Index, representing approximately 8% of the Russell 3000 total market capitalization. The LIPPER MICRO-CAP FUNDS INDEX is an unmanaged equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Micro-Cap classification. The RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The RUSSELL MIDCAP INDEX consists of the 800 smallest companies in the Russell 1000 Index. THE S&P MIDCAP 400 INDEX consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is a market-weighted index with each stock affecting the index in proportion to its market value. The LIPPER MID-CAP GROWTH FUNDS index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Mid-Cap classification. The NASDAQ COMPOSITE INDEX is a broad-based capitalization-weighted index of stocks in all three NASDAQ tiers: Global Select, Global Market and Capital Market. The LIPPER SCIENCE & TECHNOLOGY FUNDS INDEX is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Science and Technology classification. The RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P SMALLCAP 600 INDEX consists of 600 domestic stocks chosen for market size, liquidity, bid-asked spread, ownership, share turnover and number of no-trade days and industry group representation. The LIPPER SMALL-CAP GROWTH FUNDS Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Small-Cap classification. The RUSSELL 3000 GROWTH INDEX measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The RUSSELL 3000 INDEX consists of the 3,000 largest U.S. companies based on total market capitalization. The LIPPER MULTI-CAP GROWTH FUNDS INDEX is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Multi-Cap Growth classification. The LIPPER INTERNATIONAL FUNDS INDEX is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper International classifications. The MSCI EAFE INDEX is an unmanaged, market-weighted index of companies in developed markets, excluding the U.S. and Canada. Its returns include net reinvested dividends but, unlike Fund returns, do not reflect the payment of sales commissions or other expenses incurred in the purchase or sale of the securities included in the Index. The MSCI AC WORLD (EX-U.S.) INDEX is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The S&P HONG KONG GEM INDEX is a float adjusted and market capitalization weighted index that does not have a fixed number of constituents. The index is calculated using a market cap-weighted methodology. This means that the index level reflects the total market value of all the component stocks relative to a particular base period. Index calculations are based on stock prices taken from the Stock Exchange of Hong Kong (SEHK). NYSE ARCA TECH 100 index is a price-weighted index comprised of stocks and ADRs of technology related companies listed on U.S. stock exchanges that produce or deploy innovative technologies in the conduct of their businesses. It is not possible to invest directly in an index.

REFERENCES TO SPECIFIC SECURITIES SHOULD NOT BE CONSTRUED AS RECOMMENDATIONS BY THE FUNDS OR THEIR ADVISOR. PLEASE REFER TO THE SCHEDULE OF INVESTMENTS IN THE REPORT FOR FUND HOLDINGS INFORMATION. CURRENT AND FUTURE PORTFOLIO HOLDINGS ARE SUBJECT TO RISK.

CASH FLOW MEASURES THE CASH GENERATING CAPABILITY OF A COMPANY BY ADDING NON-CASH CHARGES (E.G. DEPRECIATION) AND INTEREST TO PRETAX INCOME.

PLEASE REFER TO THE PROSPECTUS FOR SPECIAL RISKS ASSOCIATED WITH INVESTING IN THE BUFFALO FUNDS, INCLUDING, BUT NOT LIMITED TO, RISKS INVOLVED WITH INVESTMENTS IN SCIENCE AND TECHNOLOGY, FOREIGN, LOWER- OR NON-RATED SECURITIES AND SMALLER COMPANIES.

MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

QUASAR DISTRIBUTORS, LLC, DISTRIBUTOR. 5/09


--------------------------------------------------------------------------------

                                 EXPENSE EXAMPLE

      As a shareholder of the Funds, you incur two types of costs: (1) transaction costs (including redemption fees) and (2) ongoing costs, including management fees and other Fund specific expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/08 - 3/31/09). This information is unaudited.

ACTUAL EXPENSES

      The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares of the Buffalo Balanced, China, Large Cap, Mid Cap, Science & Technology and USA Global Funds within 60 days of purchase. The Buffalo High Yield, Small Cap and Micro Cap Funds will charge a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 180 days of purchase. To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under U.S. generally accepted accounting principles.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in our Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-------------------------------------------------------------------------------------------------------------
BUFFALO BALANCED FUND                             BEGINNING           ENDING          EXPENSES PAID DURING
                                                ACCOUNT VALUE      ACCOUNT VALUE     PERIOD OCTOBER 1, 2008 -
                                               OCTOBER 1, 2008     MARCH 31, 2009       MARCH 31, 2009*
-------------------------------------------------------------------------------------------------------------
Actual ......................................    $   1,000.00       $     771.00            $   4.55
Hypothetical (5% return before expenses) ....    $   1,000.00       $   1,019.73            $   5.19

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.03%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 TO REFLECT THE ONE-HALF YEAR PERIOD.

-------------------------------------------------------------------------------------------------------------
BUFFALO HIGH YIELD FUND                           BEGINNING           ENDING          EXPENSES PAID DURING
                                                ACCOUNT VALUE      ACCOUNT VALUE     PERIOD OCTOBER 1, 2008 -
                                               OCTOBER 1, 2008     MARCH 31, 2009       MARCH 31, 2009*
-------------------------------------------------------------------------------------------------------------
Actual ......................................    $   1,000.00       $     897.50            $   4.87
Hypothetical (5% return before expenses) ....    $   1,000.00       $   1,019.73            $   5.19

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.03%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 TO REFLECT THE ONE-HALF YEAR PERIOD.


--------------------------------------------------------------------------------
14

-------------------------------------------------------------------------------------------------------------
BUFFALO INTERNATIONAL FUND                        BEGINNING             ENDING        EXPENSES PAID DURING
                                                ACCOUNT VALUE        ACCOUNT VALUE   PERIOD OCTOBER 1, 2008 -
                                               OCTOBER 1, 2008       MARCH 31, 2009     MARCH 31, 2009*
-------------------------------------------------------------------------------------------------------------
Actual ......................................    $   1,000.00         $     720.50         $   5.15
Hypothetical (5% return before expenses) ....    $   1,000.00         $   1,018.88         $   6.04

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.20%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 TO REFLECT THE PERIOD SINCE COMMENCEMENT OF OPERATIONS.

-------------------------------------------------------------------------------------------------------------
BUFFALO CHINA FUND                                BEGINNING             ENDING        EXPENSES PAID DURING
                                                ACCOUNT VALUE        ACCOUNT VALUE   PERIOD OCTOBER 1, 2008 -
                                               OCTOBER 1, 2008       MARCH 31, 2009     MARCH 31, 2009*
-------------------------------------------------------------------------------------------------------------
Actual ......................................    $   1,000.00         $     774.80         $   8.10
Hypothetical (5% return before expenses) ....    $   1,000.00         $   1,015.74         $   9.20

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.83%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 TO REFLECT THE PERIOD SINCE COMMENCEMENT OF OPERATIONS.

-------------------------------------------------------------------------------------------------------------
BUFFALO LARGE CAP FUND                            BEGINNING             ENDING        EXPENSES PAID DURING
                                                ACCOUNT VALUE        ACCOUNT VALUE   PERIOD OCTOBER 1, 2008 -
                                               OCTOBER 1, 2008       MARCH 31, 2009     MARCH 31, 2009*
-------------------------------------------------------------------------------------------------------------
Actual ......................................    $   1,000.00         $     754.70         $   4.77
Hypothetical (5% return before expenses) ....    $   1,000.00         $   1,019.43         $   5.49

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.09%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 TO REFLECT THE ONE-HALF YEAR PERIOD.

-------------------------------------------------------------------------------------------------------------
BUFFALO MICRO CAP FUND                             BEGINNING             ENDING        EXPENSES PAID DURING
                                                ACCOUNT VALUE        ACCOUNT VALUE   PERIOD OCTOBER 1, 2008 -
                                               OCTOBER 1, 2008       MARCH 31, 2009     MARCH 31, 2009*
-------------------------------------------------------------------------------------------------------------
Actual ......................................    $   1,000.00         $     615.10         $   6.24
Hypothetical (5% return before expenses) ....    $   1,000.00         $   1,017.13         $   7.79

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.55%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 TO REFLECT THE ONE-HALF YEAR PERIOD.

-------------------------------------------------------------------------------------------------------------
BUFFALO MID CAP FUND                              BEGINNING             ENDING        EXPENSES PAID DURING
                                                ACCOUNT VALUE        ACCOUNT VALUE   PERIOD OCTOBER 1, 2008 -
                                               OCTOBER 1, 2008       MARCH 31, 2009     MARCH 31, 2009*
-------------------------------------------------------------------------------------------------------------
Actual ......................................    $   1,000.00         $     784.30         $   4.54
Hypothetical (5% return before expenses) ....    $   1,000.00         $   1,019.78         $   5.14

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.02%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 TO REFLECT THE ONE-HALF YEAR PERIOD.

-------------------------------------------------------------------------------------------------------------
BUFFALO SCIENCE & TECHNOLOGY FUND                  BEGINNING             ENDING        EXPENSES PAID DURING
                                                ACCOUNT VALUE        ACCOUNT VALUE   PERIOD OCTOBER 1, 2008 -
                                               OCTOBER 1, 2008       MARCH 31, 2009     MARCH 31, 2009*
-------------------------------------------------------------------------------------------------------------
Actual ......................................    $   1,000.00         $     804.30         $   4.63
Hypothetical (5% return before expenses) ....    $   1,000.00         $   1,019.73         $   5.19

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.03%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 TO REFLECT THE ONE-HALF YEAR PERIOD.

-------------------------------------------------------------------------------------------------------------
BUFFALO SMALL CAP FUND                            BEGINNING             ENDING        EXPENSES PAID DURING
                                                ACCOUNT VALUE        ACCOUNT VALUE   PERIOD OCTOBER 1, 2008 -
                                               OCTOBER 1, 2008       MARCH 31, 2009     MARCH 31, 2009*
-------------------------------------------------------------------------------------------------------------
Actual ......................................    $   1,000.00         $     809.30         $   4.56
Hypothetical (5% return before expenses) ....    $   1,000.00         $   1,019.83         $   5.09

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.01%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 TO REFLECT THE ONE-HALF YEAR PERIOD.

-------------------------------------------------------------------------------------------------------------
BUFFALO USA GLOBAL FUND                            BEGINNING             ENDING        EXPENSES PAID DURING
                                                ACCOUNT VALUE        ACCOUNT VALUE   PERIOD OCTOBER 1, 2008 -
                                               OCTOBER 1, 2008       MARCH 31, 2009     MARCH 31, 2009*
-------------------------------------------------------------------------------------------------------------
Actual ......................................    $   1,000.00         $     711.40         $   4.48
Hypothetical (5% return before expenses) ....    $   1,000.00         $   1,019.63         $   5.29

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.05%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 TO REFLECT THE ONE-HALF YEAR PERIOD.


--------------------------------------------------------------------------------

ALLOCATION OF PORTFOLIO HOLDINGS

Percentages represent market value as a percentage of total investments as of March 31, 2009.

BUFFALO BALANCED FUND                      BUFFALO INTERNATIONAL FUND
---------------------                      --------------------------
Common Stocks                 61.38%       Europe                         50.92%
Corporate Bonds               27.95%       Asia                           23.53%
Convertible Bonds              9.42%       The Americas                   13.22%
Short-Term Investments         1.25%       Short-Term Investments          9.35%
                                           Middle East                     2.98%


BUFFALO HIGH YIELD FUND                    BUFFALO CHINA FUND
-----------------------                    ------------------
Corporate Bonds               72.14%       Energy                         15.90%
Convertible Bonds             19.46%       Telecommunication Services     15.71%
Short-Term Investments         4.86%       Utilities                      14.32%
Preferred Stocks               1.98%       Materials                      12.99%
Convertible Preferred Stocks   1.49%       Industrials                    10.79%
Common Stocks                  0.07%       Health Care                     9.16%
                                           Consumer Discretionary          8.93%
                                           Consumer Staples                6.99%
                                           Information Technology          2.55%
                                           Financials                      1.97%
                                           Short-Term Investments          0.69%


                                           BUFFALO LARGE CAP FUND
                                           ----------------------
                                           Information Technology         29.16%
                                           Health Care                    24.56%
                                           Financials                     15.63%
                                           Consumer Discretionary         10.07%
                                           Consumer Staples                9.43%
                                           Industrials                     6.79%
                                           Short-Term Investments          4.36%


--------------------------------------------------------------------------------
16

BUFFALO MICRO CAP FUND                       BUFFALO SMALL CAP FUND
----------------------                       ----------------------
Information Technology           32.28%      Information Technology       24.53%
Health Care                      19.56%      Industrials                  19.86%
Financials                       16.53%      Consumer Discretionary       19.40%
Industrials                      13.83%      Health Care                  17.25%
Consumer Discretionary           11.78%      Short-Term Investments        9.02%
Short-Term Investments            2.28%      Financials                    7.87%
Consumer Staples                  2.03%      Telecommunication Services    1.96%
Materials                         1.71%      Preferred Stocks              0.11%


BUFFALO MID CAP FUND                         BUFFALO USA GLOBAL FUND
--------------------                         -----------------------
Consumer Discretionary           25.88%      Information Technology       39.83%
Health Care                      16.99%      Industrials                  16.92%
Information Technology           22.65%      Health Care                  13.60%
Industrials                      19.94%      Consumer Discretionary       11.83%
Financials                        6.47%      Consumer Staples              7.49%
Telecommunications Services        3.43%     Energy                        4.51%
Short-Term Investments            2.09%      Materials                     3.94%
Consumer Staples                  2.55%      Short-Term Investments        1.88%


BUFFALO SCIENCE & TECHNOLOGY FUND
---------------------------------
Information Technology           58.83%
Health Care                      27.56%
Short-Term Investments            5.12%
Consumer Discretionary            3.75%
Energy                            1.78%
Telecommunications Services       1.74%
Industrials                       0.75%
Financials                        0.47%

--------------------------------------------------------------------------------

                              BUFFALO BALANCED FUND
                             SCHEDULE OF INVESTMENTS
                                 March 31, 2009

SHARES                                                             FAIR VALUE
-------------------------------------------------------------------------------
COMMON STOCKS -- 60.81%
CONSUMER STAPLES -- 10.32%
             BEVERAGES -- 3.84%
    70,000   The Coca-Cola Co. ...............................   $    3,076,500
    25,000   PepsiCo, Inc. ...................................        1,287,000
                                                                 --------------
                                                                      4,363,500
                                                                 --------------
             FOOD & STAPLES RETAILING -- 1.63%
    40,000   Costco Wholesale Corp. ..........................        1,852,800
                                                                 --------------
             FOOD PRODUCTS -- 2.76%
    70,000   ConAgra Foods, Inc. .............................        1,180,900
    20,000   Kellogg Co. .....................................          732,600
    55,000   Kraft Foods, Inc. ...............................        1,225,950
                                                                 --------------
                                                                      3,139,450
                                                                 --------------
             HOUSEHOLD PRODUCTS -- 2.09%
    30,000   Colgate-Palmolive Co. ...........................        1,769,400
    10,000   Kimberly-Clark Corp. ............................          461,100
     3,000   The Procter & Gamble Co. ........................          141,270
                                                                 --------------
                                                                      2,371,770
-------------------------------------------------------------------------------
             TOTAL CONSUMER STAPLES (COST $12,380,795) .......       11,727,520
                                                                 --------------
ENERGY -- 23.83%
             ENERGY EQUIPMENT & SERVICES -- 2.56%
    43,000   Patterson-UTI Energy, Inc. ......................          385,280
    50,000   Schlumberger Ltd.(b) ............................        2,031,000
    45,000   Weatherford International Ltd(a)(b) .............          498,150
                                                                 --------------
                                                                      2,914,430
                                                                 --------------
             OIL & GAS -- 21.27%
    45,000   Anadarko Petroleum Corp. ........................        1,750,050
    20,000   Apache Corp. ....................................        1,281,800
    60,000   BP, PLC -- ADR(b) ...............................        2,406,000
    70,000   ChevronTexaco Corp. .............................        4,706,800
    65,000   ConocoPhillips ..................................        2,545,400
    35,000   Exxon Mobil Corp. ...............................        2,383,500
   150,000   Frontier Oil Corp. ..............................        1,918,500
    25,000   Hess Corp. ......................................        1,355,000
    70,000   Marathon Oil Corp. ..............................        1,840,300
    50,000   Royal Dutch Shell PLC -- ADR(b) .................        2,215,000
    80,000   Suncor Energy, Inc.(b) ..........................        1,776,800
                                                                 --------------
                                                                     24,179,150
-------------------------------------------------------------------------------
             TOTAL ENERGY (COST $26,415,729) .................       27,093,580
                                                                 --------------
FINANCIALS -- 3.92%
             COMMERCIAL BANKS -- 0.30%
    35,000   Wilmington Trust Corp. ..........................          339,150
                                                                 --------------
             INSURANCE -- 3.62%
    50,000   The Allstate Corp. ..............................          957,500
    45,000   The Chubb Corp. .................................        1,904,400
    55,000   Cincinnati Financial Corp. ......................        1,257,850
                                                                 --------------
                                                                      4,119,750
-------------------------------------------------------------------------------
             TOTAL FINANCIALS (COST $7,703,578) ..............        4,458,900
                                                                 --------------


--------------------------------------------------------------------------------
18

SHARES                                                             FAIR VALUE
-------------------------------------------------------------------------------
HEALTH CARE -- 9.18%
             HEALTH CARE EQUIPMENT -- 0.90%
    20,000   Baxter International, Inc. ......................   $    1,024,400
                                                                 --------------
             PHARMACEUTICALS -- 8.28%
    25,000   Abbott Laboratories .............................        1,192,500
    40,000   Eli Lilly & Co. .................................        1,336,400
    50,000   GlaxoSmithKline, PLC -- ADR(b) ..................        1,553,500
    40,000   Johnson & Johnson ...............................        2,104,000
    75,000   Wyeth(c) ........................................        3,228,000
                                                                 --------------
                                                                      9,414,400
-------------------------------------------------------------------------------
             TOTAL HEALTH CARE (COST $11,317,632)                    10,438,800
                                                                 --------------
INDUSTRIALS -- 6.07%
             AEROSPACE & DEFENSE -- 2.52%
    20,000   The Boeing Co. ..................................          711,600
    50,000   United Technologies Corp. .......................        2,149,000
                                                                 --------------
                                                                      2,860,600
                                                                 --------------
             COMMERCIAL SERVICES & SUPPLIES -- 2.32%
   113,000   Pitney Bowes, Inc. ..............................        2,638,550
                                                                 --------------
             INDUSTRIAL CONGLOMERATES -- 1.23%
   100,000   General Electric Co. ............................        1,011,000
    10,000   ITT Corp. .......................................          384,700
                                                                 --------------
                                                                      1,395,700
-------------------------------------------------------------------------------
             TOTAL INDUSTRIALS (COST $12,635,792)                     6,894,850
                                                                 --------------
INFORMATION TECHNOLOGY -- 5.53%
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.59%
   100,000   Applied Materials, Inc. .........................        1,075,000
   200,000   Intel Corp. .....................................        3,010,000
                                                                 --------------
                                                                      4,085,000
                                                                 --------------
             SOFTWARE -- 1.94%
   120,000   Microsoft Corp. .................................        2,204,400
-------------------------------------------------------------------------------
             TOTAL INFORMATION TECHNOLOGY (COST $9,218,886) ..        6,289,400
                                                                 --------------
MATERIALS -- 1.18%
             CHEMICALS -- 1.18%
    60,000   E.I. du Pont de Nemours & Co. ...................        1,339,800
-------------------------------------------------------------------------------
             TOTAL MATERIALS (COST $2,662,511) ...............        1,339,800
                                                                 --------------
UTILITIES -- 0.78%
             ELECTRIC UTILITIES -- 0.52%
    25,000   OGE Energy Corp. ................................          595,500
                                                                 --------------
             GAS UTILITIES -- 0.26%
    10,000   Questar Corp. ...................................          294,300
-------------------------------------------------------------------------------
             TOTAL UTILITIES (COST $1,196,116) ...............          889,800
                                                                 --------------

TOTAL COMMON STOCKS ..........................................       69,132,650
-------------------------------------------------------------------------------
(COST $83,531,039)


--------------------------------------------------------------------------------

                              BUFFALO BALANCED FUND
                             SCHEDULE OF INVESTMENTS
                                 March 31, 2009
                                   (CONTINUED)

FACE AMOUNT                                                        FAIR VALUE
--------------------------------------------------------------------------------
CONVERTIBLE BONDS -- 9.33%
CONSUMER DISCRETIONARY -- 7.58%
             HOTELS, RESTAURANTS & LEISURE -- 1.25%
             Magna Entertainment Corp.
$3,000,000     7.250%, 12/15/2009 ............................   $    1,425,000
                                                                 --------------
             MEDIA -- 6.33%
             Lions Gate Entertainment Corp.
 6,500,000     2.938%, 10/15/2024 ............................        4,834,375
 3,300,000     3.625%, 03/15/2025 ............................        2,363,625
                                                                 --------------
                                                                      7,198,000
-------------------------------------------------------------------------------
             TOTAL CONSUMER DISCRETIONARY (COST $11,213,300)..        8,623,000
                                                                 --------------
HEALTH CARE -- 1.75%
             BIOTECHNOLOGY -- 1.75%
             Amylin Pharmaceuticals, Inc.
 2,300,000     2.500%, 04/15/2011 ............................        1,986,625
-------------------------------------------------------------------------------
             TOTAL HEALTH CARE (COST $2,301,33 ...............        1,986,625
                                                                 --------------

TOTAL CONVERTIBLE BONDS ......................................       10,609,625
-------------------------------------------------------------------------------
(COST $13,514,631)

CORPORATE BONDS -- 27.69%
CONSUMER DISCRETIONARY -- 5.16%
             HOTELS, RESTAURANTS & LEISURE -- 2.10%
             Circus Circus
 2,000,000     7.625%, 07/15/2013 ............................          310,000
             Isle of Capri Casinos
 3,500,000     7.000%, 03/01/2014 ............................        2,082,500
                                                                 --------------
                                                                      2,392,500
                                                                 --------------
             LEISURE EQUIPMENT & PRODUCTS -- 0.50%
             Eastman Kodak Co.
 1,000,000     7.250%, 11/15/2013 ............................          570,000
                                                                 --------------
             SPECIALTY RETAIL -- 0.67%
             United Auto Group, Inc.
 1,500,000     7.750%, 12/15/2016 ............................          757,500
                                                                 --------------
             TEXTILES, APPAREL & LUXURY GOODS -- 1.89%
             Interface, Inc.
 3,000,000     9.500%, 02/01/2014 ..............                      2,145,000
-------------------------------------------------------------------------------
             TOTAL CONSUMER DISCRETIONARY (COST $10,352,576)..        5,865,000
                                                                 --------------

CONSUMER STAPLES -- 4.24%
             FOOD PRODUCTS -- 2.98%
             Pilgrims Pride Corp.(d)
 4,000,000     8.375%, 05/01/2017 ............................        1,520,000
             Smithfield Foods, Inc.
 3,000,000     7.750%, 07/01/2017 ............................        1,875,000
                                                                 --------------
                                                                      3,395,000
                                                                 --------------


--------------------------------------------------------------------------------
20

FACE AMOUNT                                                        FAIR VALUE
-------------------------------------------------------------------------------
CONSUMER STAPLES (CONTINUED)
             PERSONAL PRODUCTS -- 1.26%
             Elizabeth Arden, Inc.
$2,000,000     7.750%, 01/15/2014 ............................   $    1,430,000
-------------------------------------------------------------------------------
             TOTAL CONSUMER STAPLES (COST $8,828,965) ........        4,825,000
                                                                 --------------
ENERGY -- 7.90%
             OIL & GAS -- 7.90%
             Anadarko Petroleum Corp.
   200,000     8.700%, 03/15/2019 ............................          200,426
             Frontier Oil Corp.
 2,000,000     8.500%, 09/15/2016 ............................        1,980,000
             Susser Holdings
   800,000     10.625%, 12/15/2013 ...........................          780,000
             Swift Energy Co.
 5,000,000     7.125%, 06/01/2017 ............................        2,925,000
             United Refining Co.
 5,300,000     10.500%, 08/15/2012 ...........................        3,100,500
                                                                 --------------
                                                                      8,985,926
-------------------------------------------------------------------------------
             TOTAL ENERGY (COST $13,052,527) .................        8,985,926
                                                                 --------------
HEALTH CARE -- 6.37%
             HEALTH CARE PROVIDERS & SERVICES -- 2.98%
             Carriage Services, Inc.
 3,000,000     7.875%, 01/15/2015 ............................        2,475,000
             Psychiatric Solutions, Inc.
 1,000,000     7.750%, 07/15/2015 ............................          907,500
                                                                 --------------
                                                                      3,382,500
                                                                 --------------
             PHARMACEUTICALS -- 3.39%
             Warner Chilcott Corp.
 4,000,000     8.750%, 02/01/2015 ............................        3,860,000
-------------------------------------------------------------------------------
             TOTAL HEALTH CARE (COST $7,965,414) .............        7,242,500
                                                                 --------------
INDUSTRIALS -- 4.02%
             COMMERCIAL SERVICES & SUPPLIES -- 3.18%
             Greenbrier Companies, Inc.
 1,500,000     8.375%, 05/15/2015 ............................          601,875
             Iron Mountain, Inc.
 3,000,000     8.625%, 04/01/2013 ............................        3,015,000
-------------------------------------------------------------------------------
                                                                      3,616,875
                                                                 --------------
             DIVERSIFIED MANUFACTURING -- 0.84%
             Blount, Inc.
 1,000,000     8.875%, 08/01/2012 ............................          947,500
-------------------------------------------------------------------------------
             TOTAL INDUSTRIALS (COST $5,500,000) .............        4,564,375
                                                                 --------------

TOTAL CORPORATE BONDS ........................................       31,482,801
-------------------------------------------------------------------------------
(COST $45,699,482)


--------------------------------------------------------------------------------

                              BUFFALO BALANCED FUND
                             SCHEDULE OF INVESTMENTS
                                 March 31, 2009
                                   (CONTINUED)

SHARES                                                             FAIR VALUE
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 1.24%
INVESTMENT COMPANIES -- 1.24%
   397,711   AIM STIT-Treasury Portfolio .....................   $      397,711
   954,496   Fidelity Institutional
               Government Portfolio ..........................          954,496
    52,282   SEI Daily Income Trust
               Treasury II Fund -- Class B ...................           52,282
-------------------------------------------------------------------------------
             TOTAL INVESTMENT COMPANIES ......................        1,404,489
                                                                 --------------

TOTAL SHORT TERM INVESTMENTS .................................        1,404,489
-------------------------------------------------------------------------------
(COST $1,404,489)

TOTAL INVESTMENTS -- 99.07% ..................................      112,629,565
(COST $144,149,641)

Other Assets in Excess of Liabilities -- 0.93% ...............        1,062,736
                                                                 --------------

TOTAL NET ASSETS -- 100.00% ..................................   $  113,692,301
                                                                 ==============

      PERCENTAGES ARE STATED AS A PERCENT OF NET ASSETS.
      ADR -- AMERICAN DEPOSITARY RECEIPT
(A)   NON INCOME PRODUCING
(B)   FOREIGN ISSUED SECURITIES
(C) PORTIONS OF THESE INVESTMENTS ARE SEGREGATED AS COLLATERAL FOR OPEN WRITTEN OPTION CONTRACTS.
(D)   DEFAULTED SECURITY SCHEDULE OF OPTIONS WRITTEN


SCHEDULE OF OPTIONS WRITTEN

CONTRACTS                                                          FAIR VALUE
-------------------------------------------------------------------------------
CALL OPTIONS WRITTEN -- 0.01%
             Wyeth
700            Expiration: April, 2009,
               Exercise Price: $45.00 ........................   $        7,000
-------------------------------------------------------------------------------
             TOTAL CALL OPTIONS WRITTEN
             (Premiums received $12,950) .....................   $        7,000
                                                                 ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
22

                             BUFFALO HIGH YIELD FUND
                             SCHEDULE OF INVESTMENTS
                                 March 31, 2009

 SHARES OR
FACE AMOUNT                                                        FAIR VALUE
-------------------------------------------------------------------------------
COMMON STOCKS -- 0.06%
ENERGY -- 0.06%
             ENERGY EQUIPMENT & SERVICES -- 0.06%
    17,025   Eagle Geophysical, Inc.(a)(b)(d) ................   $       60,098
-------------------------------------------------------------------------------
             TOTAL ENERGY (COST $0) ..........................           60,098
                                                                 --------------

             SPECIAL PURPOSE ENTITY -- 0.00%
   725,000   Adelphia Recovery Trust(a)(b)(d) ................               --
-------------------------------------------------------------------------------
             TOTAL SPECIAL PURPOSE ENTITY
             (COST $712,005) .................................               --
                                                                 --------------

TOTAL COMMON STOCKS ..........................................           60,098
-------------------------------------------------------------------------------
(COST $712,005)

CONVERTIBLE PREFERRED STOCKS -- 1.46%
FINANCIALS -- 1.46%
             COMMERCIAL BANKS -- 1.46%
   108,200   Boston Private Capital Trust I(a) ...............        1,393,075
-------------------------------------------------------------------------------
             TOTAL FINANCIALS (COST $5,342,000) ..............        1,393,075
                                                                 --------------

TOTAL CONVERTIBLE PREFERRED STOCKS ...........................        1,393,075
-------------------------------------------------------------------------------
(COST $5,342,000)

PREFERRED STOCKS -- 1.94%
FINANCIALS -- 1.94%
             REAL ESTATE MANAGEMENT & DEVELOPMENT -- 1.94%
   125,000   Firstservice Corp. ..............................        1,850,000
-------------------------------------------------------------------------------
             TOTAL FINANCIALS (COST $2,656,250) ..............        1,850,000
                                                                 --------------

TOTAL PREFERRED STOCKS .......................................        1,850,000
-------------------------------------------------------------------------------
(COST $2,656,250)

CONVERTIBLE BONDS -- 19.03%
CONSUMER DISCRETIONARY -- 8.35%
             LEISURE EQUIPMENT & PRODUCTS -- 3.43%
             WMS Industries, Inc.
$2,000,000     2.750%, 07/15/2010 ............................        3,272,500
                                                                 --------------
             MEDIA -- 4.92%
             Lions Gate Entertainment Corp.
 6,310,000     2.938%, 10/15/2024 ............................        4,693,063
-------------------------------------------------------------------------------
             TOTAL CONSUMER DISCRETIONARY (COST $8,291,281) ..        7,965,563
                                                                 --------------


--------------------------------------------------------------------------------

                             BUFFALO HIGH YIELD FUND
                             SCHEDULE OF INVESTMENTS
                                 March 31, 2009
                                  (CONTINUED)

FACE AMOUNT                                                        FAIR VALUE
-------------------------------------------------------------------------------
FINANCIALS -- 0.48%
             HOTELS AND MOTELS -- 0.48%
             Host Hotels & Resorts LP (Acquired 2/19/2009,
               Cost $462,530)(c)
   500,000     3.125%, 04/15/2024 ............................          456,250
-------------------------------------------------------------------------------
             TOTAL FINANCIALS (COST $462,530) ................          456,250
                                                                 --------------
HEALTH CARE -- 4.18%
             BIOTECHNOLOGY -- 3.31%
             Amylin Pharmaceuticals, Inc.
$3,655,000     2.500%, 04/15/2011 ............................   $    3,157,006
                                                                 --------------
             HEALTH CARE EQUIPMENT & SUPPLIES -- 0.87%
             American Medical Systems
 1,000,000     3.250%, 07/01/2036 ............................          827,500
-------------------------------------------------------------------------------
             TOTAL HEALTH CARE (COST $4,388,693) .............        3,984,506
                                                                 --------------
INDUSTRIALS -- 5.53%
             AIRLINES -- 5.53%
             JetBlue Airways Corp.
 6,030,000     3.750%, 03/15/2035 ............................        5,276,250
-------------------------------------------------------------------------------
             TOTAL INDUSTRIALS (COST $5,900,233) .............        5,276,250
                                                                 --------------
INFORMATION TECHNOLOGY -- 0.49%
             SOFTWARE -- 0.49% Blackboard, Inc.
   500,000     3.250%, 07/01/2027 ............................          465,000
-------------------------------------------------------------------------------
             TOTAL INFORMATION TECHNOLOGY (COST $402,759)               465,000
                                                                 --------------

TOTAL CONVERTIBLE BONDS ......................................       18,147,569
-------------------------------------------------------------------------------
(COST $19,445,496)

CORPORATE BONDS -- 70.57%
CONSUMER DISCRETIONARY -- 25.05%
             HOTELS RESTAURANTS & LEISURE -- 7.88%
             Circus Circus
 3,100,000     7.625%, 07/15/2013 ............................          480,500
             Isle of Capri Casinos
 2,928,000     7.000%, 03/01/2014 ............................        1,742,160
             MGM Mirage
   180,000     8.375%, 02/01/2011 ............................           19,800
             Penn National Gaming, Inc.
 1,400,000     6.875%, 12/01/2011 ............................        1,354,500
             Pinnacle Entertainment, Inc.
 2,685,000     8.250%, 03/15/2012 ............................        2,362,800
             Royal Caribbean Cruises Ltd
 1,450,000     7.000%, 06/15/2013 ............................          821,063
 1,615,000     7.500%, 10/15/2027 ............................          734,825
                                                                 --------------
                                                                      7,515,648
                                                                 --------------


--------------------------------------------------------------------------------
24

FACE AMOUNT                                                        FAIR VALUE
-------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (CONTINUED)
             HOUSEHOLD DURABLES -- 2.83%
             Jarden Corp.
$2,000,000     7.500%, 05/01/2017 ............................   $    1,620,000
             Rent-A-Center, Inc.
 1,100,000     7.500%, 05/01/2010 ............................        1,080,750
                                                                 --------------
                                                                      2,700,750
                                                                 --------------
             MERCHANT WHOLESALERS, DURABLE GOODS -- 0.39%
             Anixter, Inc.
   400,000     10.000%, 03/15/2014 ...........................          373,000
                                                                 --------------
             RAIL TRANSPORTATION -- 0.54%
             Kansas City Southern Railway Co.
   500,000     13.000%, 12/15/2013 ...........................          512,500
                                                                 --------------
             SPECIALTY RETAIL -- 5.48%
             Autonation, Inc.
 2,000,000     7.000%, 04/15/2014 ............................        1,780,000
             Group 1 Automotive, Inc.
 1,840,000     8.250%, 08/15/2013 ............................        1,426,000
             United Auto Group, Inc.
 4,000,000     7.750%, 12/15/2016 ............................        2,020,000
                                                                 --------------
                                                                      5,226,000
                                                                 --------------
             TEXTILES, APPAREL & LUXURY GOODS -- 7.93%
             Interface, Inc.
 3,570,000     9.500%, 02/01/2014 ............................        2,552,550
             Oxford Industries, Inc.
 3,820,000     8.875%, 06/01/2011 ............................        2,807,700
             Phillips Van-Heusen
 3,120,000     7.750%, 11/15/2023 ............................        2,199,943
                                                                 --------------
                                                                      7,560,193
-------------------------------------------------------------------------------
             TOTAL CONSUMER DISCRETIONARY (COST $34,676,638)         23,888,091
                                                                 --------------
CONSUMER STAPLES -- 11.96%
             BEVERAGES -- 2.11%
             Constellation Brands, Inc.
 2,000,000     8.125%, 01/15/2012 ............................        2,010,000
                                                                 --------------
             FOOD & STAPLES RETAILING -- 1.65%
             Pantry, Inc.
 2,000,000     7.750%, 02/15/2014 ............................        1,570,000
                                                                 --------------
             FOOD PRODUCTS -- 3.32%
             Pilgrims Pride Corp.(e)
 3,800,000     8.375%, 05/01/2017 ............................        1,444,000
             Smithfield Foods, Inc.
 2,750,000     7.750%, 07/01/2017 ............................        1,718,750
                                                                 --------------
                                                                      3,162,750
                                                                 --------------
             HOUSEHOLD PRODUCTS -- 3.12%
             Prestige Brands, Inc.
 3,100,000     9.250%, 04/15/2012 ............................        2,976,000
                                                                 --------------


--------------------------------------------------------------------------------

                             BUFFALO HIGH YIELD FUND
                             SCHEDULE OF INVESTMENTS
                                 March 31, 2009
                                  (CONTINUED)

FACE AMOUNT                                                        FAIR VALUE
-------------------------------------------------------------------------------
CONSUMER STAPLES (CONTINUED)
             PERSONAL PRODUCTS -- 1.76%
             Elizabeth Arden, Inc.
$2,350,000     7.750%, 01/15/2014 ............................   $    1,680,250
-------------------------------------------------------------------------------
             TOTAL CONSUMER STAPLES (COST $15,895,637) .......       11,399,000
                                                                 --------------
ENERGY -- 7.77%
             OIL & GAS -- 7.77%
             Inergy L.P./Inergy Finance Corp.
 3,400,000     6.875%, 12/15/2014 ............................        3,162,000
   600,000     8.250%, 03/01/2016 ............................          573,000
             Susser Holdings
 1,250,000     10.625%, 12/15/2013 ...........................        1,218,750
             United Refining Co.
 4,200,000     10.500%, 08/15/2012 ...........................        2,457,000
                                                                 --------------
                                                                      7,410,750
-------------------------------------------------------------------------------
             TOTAL ENERGY (COST $9,309,356) ..................        7,410,750
                                                                 --------------
FINANCIALS -- 0.92%
             CAPITAL MARKETS -- 0.92%
             Janus Capital Group, Inc.
 1,000,000     6.125%, 09/15/2011 ............................          683,755
   295,000     6.500%, 06/15/2012 ............................          187,126
-------------------------------------------------------------------------------
             TOTAL FINANCIALS (COST $995,479) ................          870,881
                                                                 --------------
HEALTH CARE -- 9.99%
             HEALTH CARE EQUIPMENT & SUPPLIES -- 1.64%
             Cooper Cos, Inc.
 1,200,000     7.125%, 02/15/2015 ............................        1,089,000
             Wright Medical Group, Inc.
   700,000     2.625%, 12/01/2014 ............................          473,375
                                                                 --------------
                                                                      1,562,375
                                                                 --------------
             HEALTH CARE PROVIDERS & SERVICES -- 4.37%
             Carriage Services, Inc.
 3,000,000     7.875%, 01/15/2015 ............................        2,475,000
             Davita, Inc.
 1,000,000     7.250%, 03/15/2015 ............................          966,250
             Psychiatric Solutions, Inc.
   800,000     7.750%, 07/15/2015 ............................          726,000
                                                                 --------------
                                                                      4,167,250
                                                                 --------------
             PHARMACEUTICALS -- 3.98%
             Warner Chilcott Corp.
 3,936,000     8.750%, 02/01/2015 ............................        3,798,240
-------------------------------------------------------------------------------
             TOTAL HEALTH CARE (COST $10,252,176) ............        9,527,865
                                                                 --------------


--------------------------------------------------------------------------------
26

FACE AMOUNT                                                        FAIR VALUE
-------------------------------------------------------------------------------
INDUSTRIALS -- 13.88%
             COMMERCIAL SERVICES & SUPPLIES -- 9.57%
             Allied Waste North America
$1,100,000     7.875%, 04/15/2013 ............................   $    1,095,434
             Education Mgmt Llc
 3,805,000     8.750%, 06/01/2014 ............................        3,614,750
             Greenbrier Companies, Inc.
 2,000,000     8.375%, 05/15/2015 ............................          802,500
             Iron Mountain, Inc.
 1,350,000     8.625%, 04/01/2013 ............................        1,356,750
 1,575,000     7.750%, 01/15/2015 ............................        1,563,187
             Mobile Mini, Inc.
 1,000,000     6.875%, 05/01/2015 ............................          695,000
                                                                 --------------
                                                                      9,127,621
                                                                 --------------
             DIVERSIFIED MANUFACTURING -- 2.20%
             Blount, Inc.
 2,210,000     8.875%, 08/01/2012 ............................        2,093,975
                                                                 --------------
             MACHINERY -- 2.11%
             Altra Industrial Motion, Inc.
 1,000,000     9.000%, 12/01/2011 ............................          940,000
             American Railcar Inds, Inc.
 1,000,000     7.500%, 03/01/2014 ............................          700,000
             Chart Industries, Inc.
   500,000     9.125%, 10/15/2015 ............................          367,500
                                                                 --------------
                                                                      2,007,500
-------------------------------------------------------------------------------
             TOTAL INDUSTRIALS (COST $15,325,313) ............       13,229,096
                                                                 --------------
MANUFACTURING -- 0.23%
             TRANSPORTATION EQUIPMENT -- 0.23%
             Transdigm, Inc.
   235,000     7.750%, 07/15/2014 ............................          220,313
-------------------------------------------------------------------------------
             TOTAL MANUFACTURING (COST $234,200) .............          220,313
                                                                 --------------
SERVICES -- 0.77%
             BUSINESS SERVICES -- 0.77%
             Lamar Media Corp.
 1,000,000     6.625%, 08/15/2015 ............................          735,000
-------------------------------------------------------------------------------
             TOTAL SERVICES (COST $956,855) ..................          735,000
                                                                 --------------

TOTAL CORPORATE BONDS ........................................       67,280,996
-------------------------------------------------------------------------------
(COST $87,645,654)


--------------------------------------------------------------------------------

                             BUFFALO HIGH YIELD FUND
                             SCHEDULE OF INVESTMENTS
                                 March 31, 2009
                                  (CONTINUED)

SHARES                                                             FAIR VALUE
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 4.76%
INVESTMENT COMPANIES -- 4.76%
   742,855   AIM STIT-Treasury Portfolio .....................   $      742,855
 3,712,507   Fidelity Institutional Government Portfolio .....        3,712,507
    80,206   SEI Daily Income Trust Treasury II Fund --
               Class B .......................................           80,206
-------------------------------------------------------------------------------
             TOTAL INVESTMENT COMPANIES ......................        4,535,568
                                                                 --------------

TOTAL SHORT TERM INVESTMENTS .................................        4,535,568
-------------------------------------------------------------------------------
(COST $4,535,568)

TOTAL INVESTMENTS -- 97.82% ..................................       93,267,306
(COST $120,336,973)

Other Assets in Excess of Liabilities -- 2.18% ...............        2,078,696
                                                                 --------------
TOTAL NET ASSETS -- 100.00% ..................................   $   95,346,002
                                                                 ==============

      PERCENTAGES ARE STATED AS A PERCENT OF NET ASSETS.
(A)   NON INCOME PRODUCING
(B) FAIR VALUED SECURITY. THE TOTAL VALUE OF THESE SECURITIES AMOUNTED TO $60,098 (0.06% OF NET ASSETS) AT MARCH 31, 2009.
(C) RESTRICTED SECURITY DEEMED LIQUID. THE TOTAL VALUE OF RESTRICTED SECURITIES IS $456,250 (0.48% OF NET ASSETS) AT MARCH 31, 2009.
(D)   ILLIQUID SECURITY
(E)   DEFAULTED SECURITY

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
28

                           BUFFALO INTERNATIONAL FUND
                             SCHEDULE OF INVESTMENTS
                                 March 31, 2009

SHARES                                                             FAIR VALUE*
--------------------------------------------------------------------------------
COMMON STOCKS -- 86.60%
AUSTRIA -- 1.23%
             OIL & GAS -- 1.23%
     5,000   OMV AG ..........................................   $      167,270
-------------------------------------------------------------------------------
             TOTAL AUSTRIA (COST $244,616) ...................          167,270
                                                                 --------------
BERMUDA -- 0.66%
             CAPITAL MARKETS -- 0.66%
     6,500   Invesco Ltd. ....................................           90,090
-------------------------------------------------------------------------------
             TOTAL BERMUDA (COST $182,918) ...................           90,090
                                                                 --------------
BRAZIL -- 6.23%
             DIVERSIFIED FINANCIAL SERVICES -- 1.39%
    62,320   BM&F BOVESPS SA .................................          188,861
                                                                 --------------
             IT SERVICES -- 1.86%
    21,000   Redecard SA .....................................          253,928
                                                                 --------------
             WATER UTILITIES -- 2.98%
     2,200   Companhia de Saneamento Basico
               do Estado de Sao Paulo -- SABESP -- ADR .......           46,970
    43,000   Companhia de Saneamento
               de Minas Gerais -- Copasa MG ..................          359,978
                                                                 --------------
                                                                        406,948
-------------------------------------------------------------------------------
             TOTAL BRAZIL (COST $1,153,375) ..................          849,737
                                                                 --------------
CAYMAN ISLANDS -- 1.42%
             CONSTRUCTION MATERIALS -- 1.42%
   530,000   China Shanshui Cement Group(a) ..................          193,392
-------------------------------------------------------------------------------
             TOTAL CAYMAN ISLANDS (COST $140,513) ............          193,392
                                                                 --------------
CHINA -- 9.09%
             CONSTRUCTION & ENGINEERING -- 0.23%
   150,000   Baoye Group Co. Ltd. ............................           31,759
                                                                 --------------
             EMPLOYMENT AGENCIES -- 0.44%
     8,800   51job, Inc. -- ADR(a) ...........................           60,720
                                                                 --------------
             FOOD & STAPLES RETAILING -- 0.39%
    13,200   China Nepstar Chain Drugstore Ltd. -- ADR .......           53,460
                                                                 --------------
             FOOD PRODUCTS -- 7.08%
   895,498   Chaoda Modern Agriculture (Holdings) Ltd. .......          533,712
   729,000   China Green (Holdings) Ltd. .....................          430,821
                                                                 --------------
                                                                        964,533
                                                                 --------------
             HEALTH CARE EQUIPMENT & SUPPLIES -- 0.95%
     7,000   Mindray Medical International Ltd. -- ADR .......          129,570
-------------------------------------------------------------------------------
             TOTAL CHINA (COST $1,994,823) ...................        1,240,042
                                                                 --------------
DENMARK -- 0.88%
             ELECTRICAL EQUIPMENT -- 0.88%
     2,750   Vestas Wind System A/S(a) .......................          120,808
-------------------------------------------------------------------------------
             TOTAL DENMARK (COST $196,030) ...................          120,808
                                                                 --------------
FINLAND -- 0.48%
             COMMUNICATIONS EQUIPMENT -- 0.48%
     5,600   Nokia Oyj -- ADR ................................           65,352
-------------------------------------------------------------------------------
             TOTAL FINLAND (COST $157,200) ...................           65,352
                                                                 --------------


--------------------------------------------------------------------------------

                           BUFFALO INTERNATIONAL FUND
                             SCHEDULE OF INVESTMENTS
                                 March 31, 2009
                                  (CONTINUED)

SHARES                                                             FAIR VALUE*
-------------------------------------------------------------------------------
FRANCE -- 6.57%
             AUTOMOBILES -- 0.31%
     2,200   PSA Peugeot Citroen .............................   $       41,605
                                                                 --------------
             FOOD PRODUCTS -- 0.75%
     1,100   Vilmorin & Cie ..................................          102,016
                                                                 --------------
             MACHINERY -- 1.02%
     1,500   Vallourec SA ....................................          139,067
                                                                 --------------
             MULTI-UTILITIES -- 0.72%
     4,700   Veolia Environnement -- ADR .....................           98,230
                                                                 --------------
             SOFTWARE -- 2.53%
     5,500   Dassault Systemes S.A. ..........................          213,577
     7,200   UbiSoft Entertainment SA(a) .....................          131,443
                                                                 --------------
                                                                        345,020
                                                                 --------------
             TEXTILES, APPAREL & LUXURY GOODS -- 1.24%
     2,700   LVMH Moet Hennessy Louis Vuitton SA. ............          169,430
-------------------------------------------------------------------------------
             TOTAL FRANCE (COST $1,864,771) ..................          895,368
                                                                 --------------
GERMANY -- 14.86%
             CHEMICALS -- 3.57%
     5,000   Bayer AG ........................................          238,883
     3,000   Wachker Chemie AG ...............................          247,766
                                                                 --------------
                                                                        486,649
                                                                 --------------
             ELECTRICAL EQUIPMENT -- 1.21%
     6,900   SGL Carbon AG(a) ................................          164,229
                                                                 --------------
             HOUSEHOLD PRODUCTS -- 1.83%
     9,900   Henkel KGaA .....................................          249,740
                                                                 --------------
             INDUSTRIAL CONGLOMERATES -- 1.38%
     3,300   Siemens AG -- ADR ...............................          188,001
                                                                 --------------
             PHARMACEUTICALS -- 2.33%
     3,600   Merck KGaA ......................................          318,084
                                                                 --------------
             SOFTWARE -- 1.01%
     3,900   SAP AG -- ADR ...................................          137,631
                                                                 --------------
             TEXTILES, APPAREL & LUXURY GOODS -- 3.53%
     6,300   Adidas AG .......................................          209,093
     1,800   Puma AG Rudolf Dassler Sport ....................          272,505
                                                                 --------------
                                                                        481,598
-------------------------------------------------------------------------------
             TOTAL GERMANY (COST $3,672,059) .................        2,025,932
                                                                 --------------
GUERNSEY -- 1.90%
             SOFTWARE -- 1.90%
    14,000   Amdocs Ltd.(a) ..................................          259,280
-------------------------------------------------------------------------------
             TOTAL GUERNSEY (COST $449,063) ..................          259,280
                                                                 --------------
HONG KONG -- 5.34%
             HEALTH CARE EQUIPMENT & SUPPLIES -- 0.26%
   600,000   Mingyuan Medicare Development Co. Ltd. ..........           36,007
                                                                 --------------
             HOTELS, RESTAURANTS & LEISURE -- 0.20%
    35,000   Fairwood Holdings Ltd. ..........................           27,507
                                                                 --------------


--------------------------------------------------------------------------------
30

SHARES                                                             FAIR VALUE*
--------------------------------------------------------------------------------
HONG KONG (CONTINUED)
             INDUSTRIAL CONGLOMERATES -- 3.37%
 1,140,000   Guangdong Investment Ltd. .......................   $      459,595
                                                                 --------------
             REAL ESTATE -- 0.44%
     7,000   Cheung Kong (Holdings) Ltd. .....................           60,332
                                                                 --------------
             TEXTILES, APPAREL & LUXURY GOODS -- 1.07%
   220,000   Anta Sports Products LTD ........................          145,091
-------------------------------------------------------------------------------
             TOTAL HONG KONG (COST $826,326) .................          728,532
                                                                 --------------
INDIA -- 2.03%
             PHARMACEUTICALS -- 2.03%
    29,300   Dr. Reddy's Laboratories Ltd. -- ADR ............          276,885
-------------------------------------------------------------------------------
             TOTAL INDIA (COST $474,723) .....................          276,885
                                                                 --------------
ISRAEL -- 2.94%
             PHARMACEUTICALS -- 2.94%
     8,900   Teva Pharmaceutical Industries Ltd. -- ADR ......          400,945
-------------------------------------------------------------------------------
             TOTAL ISRAEL (COST $395,174) ....................          400,945
                                                                 --------------
JAPAN -- 2.72%
             COMMERCIAL SERVICES & SUPPLIES -- 0.95%
     3,500   SECOM CO., LTD. .................................          129,586
                                                                 --------------
             ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.77%
    34,000   Nippon Electric Glass Co., Ltd. .................          241,146
-------------------------------------------------------------------------------
             TOTAL JAPAN (COST $628,490) .....................          370,732
                                                                 --------------
LUXEMBOURG -- 2.51%
             ENERGY EQUIPMENT & SERVICES -- 0.61%
     4,100   Tenaris S.A. -- ADR .............................           82,697
                                                                 --------------
             WIRELESS TELECOMMUNICATION SERVICES -- 1.90%
     7,000   Millicom International Cellular S.A. ............          259,280
-------------------------------------------------------------------------------
             TOTAL LUXEMBOURG (COST $662,609) ................          341,977
                                                                 --------------
MEXICO -- 1.95%
             WIRELESS TELECOMMUNICATION SERVICES -- 1.95%
     9,800   America Movil SAB de C.V. -- ADR ................          265,384
-------------------------------------------------------------------------------
             TOTAL MEXICO (COST $489,738) ....................          265,384
                                                                 --------------
NETHERLANDS -- 1.02%
             DIVERSIFIED FINANCIAL SERVICES -- 0.28%
     6,900   ING Groep N.V. -- ADR ...........................           37,536
                                                                 --------------
             HOUSEHOLD DURABLES -- 0.74%
     6,800   Koninklijke (Royal) Philips
               Electronics N.V. -- ADR .......................          101,116
-------------------------------------------------------------------------------
             TOTAL NETHERLANDS (COST $607,234) ...............          138,652
                                                                 --------------
NORWAY -- 0.60%
             COMMERCIAL SERVICES & SUPPLIES -- 0.60%
    22,000   Tomra Systems ASA. ..............................           81,402
-------------------------------------------------------------------------------
             TOTAL NORWAY (COST $161,952) ....................           81,402
                                                                 --------------


--------------------------------------------------------------------------------

                           BUFFALO INTERNATIONAL FUND
                             SCHEDULE OF INVESTMENTS
                                 March 31, 2009
                                  (CONTINUED)

SHARES                                                             FAIR VALUE*
--------------------------------------------------------------------------------
SINGAPORE -- 3.01%
             DIVERSIFIED FINANCIAL SERVICES -- 1.13%
    15,500   Jardine Strategic Holdings Ltd.(a) ..............   $      153,628
                                                                 --------------
             HOTELS RESTAURANTS & LEISURE -- 0.52%
    90,000   Mandarin Oriental International Ltd. ............           71,485
                                                                 --------------
             MACHINERY -- 0.84%
   105,000   Hyflux Ltd. .....................................          113,975
                                                                 --------------
             SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 0.52%
     8,700   Verigy Ltd.(a) ..................................           71,775
-------------------------------------------------------------------------------
             TOTAL SINGAPORE (COST $700,829) .................          410,863
                                                                 --------------
SPAIN -- 2.83%
             COMPUTER INTEGRATED SYSTEMS DESIGN -- 1.01%
   10,600    Telvent GIT, S.A. ...............................          138,118
                                                                 --------------
             DIVERSIFIED FINANCIAL SERVICES -- 1.82%
   10,700    Bolsas y Mercados Espanoles .....................          247,456
-------------------------------------------------------------------------------
             TOTAL SPAIN (COST $531,970) .....................          385,574
                                                                 --------------
SWEDEN -- 1.31%
             COMMUNICATIONS EQUIPMENT -- 1.28%
    21,500   Telefonaktiebolaget LM Ericsson -- ADR ..........          173,935
                                                                 --------------
             CREDIT INTERMEDIATION AND RELATED ACTIVITIES -- 0.03%
     1,400   Swedbank AB -- ADR ..............................            4,657
-------------------------------------------------------------------------------
             TOTAL SWEDEN (COST $370,765) ....................          178,592
                                                                 --------------
SWITZERLAND -- 12.41%
             CAPITAL MARKETS -- 2.65%
    34,000   EFG International AG ............................          253,185
     4,400   Julius Baer Holding AG ..........................          108,111
                                                                 --------------
                                                                        361,296
                                                                 --------------
             CHEMICALS -- 2.65%
     9,000   Syngenta AG -- ADR ..............................          360,990
                                                                 --------------
             FOOD PRODUCTS -- 1.06%
     4,300   Nestle SA .......................................          145,273
                                                                 --------------
             HEALTH CARE EQUIPMENT & SUPPLIES -- 0.41%
       500   Synthes, Inc. ...................................           55,700
                                                                 --------------
             INDUSTRIAL CONGLOMERATES -- 1.03%
     4,000   Daetwyler Holding AG ............................          140,420
                                                                 --------------
             MANAGEMENT CONSULTING SERVICES -- 1.68%
    16,400   ABB Ltd. -- ADR .................................          228,616
                                                                 --------------
             PHARMACEUTICALS -- 0.99%
     1,000   Acino Holding AG ................................          134,378
                                                                 --------------
             SOFTWARE -- 0.39%
     5,000   Temenos Group AG(a) .............................           53,934
                                                                 --------------
             TEXTILES, APPAREL & LUXURY GOODS -- 1.55%
     1,750   Swatch Group AG .................................          211,067
-------------------------------------------------------------------------------
             TOTAL SWITZERLAND (COST $2,638,027) .............        1,691,674
                                                                 --------------


--------------------------------------------------------------------------------
32

SHARES                                                             FAIR VALUE*
-------------------------------------------------------------------------------
TAIWAN -- 1.00%
             SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 1.00%
    15,206   Taiwan Semiconductor
             Manufacturing Company Ltd. -- ADR ...............   $      136,094
-------------------------------------------------------------------------------
             TOTAL TAIWAN (COST $144,526) ....................          136,094
                                                                 --------------
UNITED KINGDOM -- 3.61%
             BEVERAGES -- 2.30%
     7,000   Diageo plc -- ADR ...............................          313,250
                                                                 --------------
             FOOD PRODUCTS -- 0.07%
       320   Cadbury PLC -- ADR ..............................            9,696
                                                                 --------------
             HEALTH CARE EQUIPMENT & SUPPLIES -- 1.24%
     5,400   Smith & Nephew plc -- ADR .......................          168,750
-------------------------------------------------------------------------------
             TOTAL UNITED KINGDOM (COST $814,084) ............          491,696
                                                                 --------------

TOTAL COMMON STOCKS ..........................................       11,806,273
-------------------------------------------------------------------------------
(COST $19,501,815)

PREFERRED STOCKS -- 2.77%
BRAZIL -- 2.77%
             BEVERAGES -- 0.67%
     1,900   Companhia de Bebidas
               das Americas (AMBEV), ADR .....................           90,725
                                                                 --------------
             OIL & GAS -- 2.10%
    11,700   Petroleo Brasileiro S.A. -- ADR .................          286,650
-------------------------------------------------------------------------------
             TOTAL BRAZIL (COST $436,747) ....................          377,375
                                                                 --------------

TOTAL PREFERRED STOCKS .......................................          377,375
-------------------------------------------------------------------------------
(COST $436,747)

SHORT TERM INVESTMENTS -- 9.22%
INVESTMENT COMPANIES -- 9.22%
     3,480   AIM STIT-Treasury Portfolio .....................            3,480
 1,251,305   Fidelity Institutional Government Portfolio .....        1,251,305
     1,815   SEI Daily Income Trust Treasury II Fund --
               Class B .......................................            1,815
-------------------------------------------------------------------------------
             TOTAL INVESTMENT COMPANIES ......................        1,256,600
                                                                 --------------

TOTAL SHORT TERM INVESTMENTS .................................        1,256,600
-------------------------------------------------------------------------------
(COST $1,256,600)

TOTAL INVESTMENTS -- 98.59% ..................................       13,440,248
-------------------------------------------------------------------------------
(COST $21,195,162)

Other Assets in Excess of Liabilities -- 1.41% ...............          191,909
                                                                 --------------

TOTAL NET ASSETS -- 100.00% ..................................   $   13,632,157
                                                                 ==============

      PERCENTAGES ARE STATED AS A PERCENT OF NET ASSETS.
      ADR -- AMERICAN DEPOSITARY RECEIPT
      PLC -- PUBLIC LIMITED COMPANY
(A)   NON INCOME PRODUCING
* SEE NOTE 1A OF ACCOMPANYING NOTES TO FINANCIAL STATEMENTS REGARDING VALUATION OF SECURITIES.


--------------------------------------------------------------------------------

                           BUFFALO INTERNATIONAL FUND
                             SCHEDULE OF INVESTMENTS
                                 March 31, 2009
                                   (CONTINUED)

As of March 31, 2009, the country diversification was as follows:

--------------------------------------------------------------------------------
                                                          FAIR
                                                         VALUE        PERCENTAGE
--------------------------------------------------------------------------------
Automobile ....................................      $    41,605         0.30%
Beverage ......................................          403,975         2.96%
Capital Markets ...............................          451,386         3.31%
Chemicals .....................................          847,639         6.22%
Commercial Service & Supplies .................          210,988         1.55%
Communication Equipment .......................          239,287         1.76%
Computer Intergrated System Design ............          138,118         1.01%
Construction & Engineering ....................           31,759         0.23%
Construction Materials ........................          193,392         1.42%
Credit Intermediation & Related Activity ......            4,657         0.03%
Diversified Financial Services ................          627,481         4.60%
Electrical Equipment ..........................          285,037         2.09%
Electronic Equipment & Instrument .............          241,146         1.77%
Employment Agencies ...........................           60,720         0.45%
Energy Equipment & Services ...................           82,697         0.61%
Food & Staples Retailing ......................           53,460         0.39%
Food Products .................................        1,221,518         8.96%
Health Care Equipment & Supplies ..............          390,027         2.86%
Hotel, Resturants & Leisure ...................           98,992         0.73%
Household Durable .............................          101,116         0.74%
Household Products ............................          249,740         1.83%
Industrial Conglomerates ......................          788,016         5.78%
IT Services ...................................          253,928         1.86%
Machinery .....................................          253,042         1.86%
Management Consulting Services ................          228,616         1.68%
Multi-Utilities ...............................           98,230         0.72%
Oil & Gas .....................................          453,920         3.33%
Pharmaceuticals ...............................        1,130,292         8.29%
Real Estate ...................................           60,332         0.44%
Semiconductor & Semiconductor Equipment .......          207,869         1.52%
Software ......................................          795,865         5.84%
Textiles, Apparel & Luxury Goods ..............        1,007,186         7.39%
Water Utilities ...............................          406,948         2.99%
Wireless Telecommunications ...................          524,664         3.85%
                                                     -----------       -------
Total Equities ................................       12,183,648        89.37%
Total Short Term Investments ..................        1,256,600         9.22%
                                                     -----------       -------
Total Investments .............................       13,440,248        98.59%
Other Assets in Excess of Liabilities .........          191,909         1.41%
                                                     -----------       -------
TOTAL NET ASSETS ..............................      $13,632,157       100.00%
                                                     ===========       =======

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
34

                               BUFFALO CHINA FUND
                             SCHEDULE OF INVESTMENTS
                                 March 31, 2009

SHARES                                                             FAIR VALUE*
-------------------------------------------------------------------------------
COMMON STOCKS -- 97.41%
CONSUMER DISCRETIONARY -- 8.76%
             AUTOMOBILES -- 2.88%
 1,077,894   Chongqing Changan Automobile Co., Ltd.(a) .......   $      412,241
                                                                 --------------
             DISTRIBUTORS -- 0.07%
    25,000   Goldin Properties Holdings Ltd.(a) ..............            9,713
                                                                 --------------
             HOTELS, RESTAURANTS & LEISURE -- 0.58%
   105,000   Fairwood Holdings Ltd. ..........................           82,519
                                                                 --------------
             MEDIA -- 2.75%
 9,714,000   HC International, Inc.(a)(b) ....................          393,417
                                                                 --------------
             TEXTILES, APPAREL & LUXURY GOODS -- 2.48%
   400,000   Anta Sports Products LTD ........................          263,802
   250,000   China Dongxiang Group Co. .......................           92,030
25,768,000   Tack Fat Group International Ltd.(a)(b)(c) ......               --
                                                                 --------------
                                                                        355,832
-------------------------------------------------------------------------------
             TOTAL CONSUMER DISCRETIONARY (COST $5,715,824) ..        1,253,722
                                                                 --------------
CONSUMER STAPLES -- 6.85%
             FOOD PRODUCTS -- 6.29%
   820,000   Chaoda Modern Agriculture (Holdings) Ltd. .......          488,716
   135,000   China Agri-Industries Holdings Ltd.(a) ..........           64,264
   588,000   China Green (Holdings) Ltd. .....................          347,494
                                                                 --------------
                                                                        900,474
                                                                 --------------
             PERSONAL PRODUCTS -- 0.56%
    20,000   Hengan International Group Co. Ltd. .............           80,450
-------------------------------------------------------------------------------
             TOTAL CONSUMER STAPLES (COST $952,270) ..........          980,924
                                                                 --------------
ENERGY -- 15.59%
             COAL & CONSUMABLE FUELS -- 2.18%
   138,500   China Shenhua Energy Co. ........................          312,493
                                                                 --------------
             OIL & GAS -- 13.41%
   762,000   China Petroleum & Chemical Corp. -- Class H .....          488,289
   840,000   CNOOC Ltd. ......................................          844,082
   736,000   PetroChina Company Ltd. .........................          587,176
                                                                 --------------
                                                                      1,919,547
-------------------------------------------------------------------------------
             TOTAL ENERGY (COST $2,535,997) ..................        2,232,040
                                                                 --------------
FINANCIALS -- 1.93%
             INSURANCE -- 1.93%
    46,500   Ping An Insurance (Group) Co. of China Ltd. --
               Class H .......................................          276,809
-------------------------------------------------------------------------------
             TOTAL FINANCIALS (COST $201,118) ................          276,809
                                                                 --------------
HEALTH CARE -- 8.99%
             HEALTH CARE EQUIPMENT & SUPPLIES -- 5.71%
 4,359,815   Golden Meditech Company Ltd.(a) .................          642,371
     7,200   Mindray Medical International Ltd. -- ADR .......          133,272
   700,000   Mingyuan Medicare Development Co. Ltd. ..........           42,009
                                                                 --------------
                                                                        817,652
                                                                 --------------


--------------------------------------------------------------------------------

                              BUFFALO CHINA FUND
                             SCHEDULE OF INVESTMENTS
                                 March 31, 2009
                                  (CONTINUED)

SHARES                                                             FAIR VALUE*
-------------------------------------------------------------------------------
HEALTH CARE (CONTINUED)
             PHARMACEUTICALS -- 3.28%
 6,542,000   Hua Han Bio-Pharmaceutical Holdings Ltd. --
               Class H .......................................   $      468,737
-------------------------------------------------------------------------------
             TOTAL HEALTH CARE (COST $3,558,225) .............        1,286,389
                                                                 --------------
INDUSTRIALS -- 10.59%
             AIRLINES -- 2.22%
 1,623,000   China Southern Airline Co. Ltd. -- Class H(a) ...          317,571
                                                                 --------------
             CHEMICALS -- 0.45%
   145,000   Sinofert Holdings Ltd. ..........................           63,827
                                                                 --------------
             COMMERCIAL SERVICES & SUPPLIES -- 0.88%
 4,850,000   Jolimark Holdings Ltd.(b) .......................          125,151
                                                                 --------------
             CONSTRUCTION & ENGINEERING -- 1.03%
    30,000   China Communications Construction Co. --
               Class H .......................................           32,921
    88,000   China Railway Construction Corp. Ltd. --
               Class H(a) ....................................          114,594
                                                                 --------------
                                                                        147,515
                                                                 --------------
             ELECTRICAL EQUIPMENT -- 0.55%
    55,000   China High Speed Transmission Equipment
               Group Co., Ltd. ...............................           78,609
                                                                 --------------
             INDUSTRIAL CONGLOMERATES -- 0.14%
    50,000   Guangdong Investment Ltd. .......................           20,158
                                                                 --------------
             MACHINERY -- 1.59%
   360,794   China International Marine Containers
               (Group) Co. Ltd. (a) ..........................          228,118
                                                                 --------------
             ROAD & RAIL -- 0.31%
   250,350   China Shipping Container Lines Company Ltd. --
               Class H .......................................           44,549
                                                                 --------------
             TRANSPORTATION INFRASTRUCTURE -- 3.42%
 1,092,000   Anhui Expressway Co. ...................                   489,890
-------------------------------------------------------------------------------
             TOTAL INDUSTRIALS (COST $1,942,872) .............        1,515,388
                                                                 --------------
INFORMATION TECHNOLOGY -- 2.50%
             COMMUNICATIONS EQUIPMENT -- 0.71%
    25,000   ZTE Corp. -- Class H ............................          101,903
                                                                 --------------
             ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.68%
    10,000   BYD Company Ltd. -- Class H(a) ..................           18,398
 4,902,000   Kwang Sung Electronics H.K.(b) ..................          221,363
                                                                 --------------
                                                                        239,761
                                                                 --------------
             INTERNET SOFTWARE & SERVICES -- 0.11%
   594,000   China Lotsynergy Holdings Ltd.(a) ...............           16,083
-------------------------------------------------------------------------------
             TOTAL INFORMATION TECHNOLOGY (COST $1,136,290) ..          357,747
                                                                 --------------
MATERIALS -- 12.74%
             CHEMICALS -- 0.76%
   200,000   China Bluechemical Ltd -- Class H ...............          109,422
                                                                 --------------
             CONSTRUCTION MATERIALS -- 3.50%
    84,000   Anhui Conch Cement Co. Ltd.(a) ..................          464,005
   100,000   China Shanshui Cement Group(a) ..................           36,489
                                                                 --------------
                                                                        500,494
                                                                 --------------


--------------------------------------------------------------------------------
36

--------------------------------------------------------------------------------

SHARES                                                             FAIR VALUE*
--------------------------------------------------------------------------------

MATERIALS (CONTINUED)
             METALS & MINING -- 8.48%
 1,036,000   Aluminum Corporation Of China Ltd. ..............   $      603,834
   323,000   Jiangxi Copper Company Ltd. -- Class H ..........          336,450
   382,000   Yanzhou Coal Mining Company Ltd. -- Class H .....          273,482
                                                                 --------------
                                                                      1,213,766
-------------------------------------------------------------------------------
             TOTAL MATERIALS (COST $1,671,113) ...............        1,823,682
                                                                 --------------
TELECOMMUNICATION SERVICES -- 15.41%
             DIVERSIFIED TELECOMMUNICATION SERVICES -- 5.18%
   120,000   China Communications Services Corp. Ltd. --
               Class H .......................................           71,767
 1,622,000   China Telecom Corp. Ltd. -- Class H .............          669,975
                                                                 --------------
                                                                        741,742
                                                                 --------------
             WIRELESS TELECOMMUNICATION SERVICES -- 10.23%
   112,000   China Mobile Ltd. ...............................          975,622
   468,000   China Unicom Ltd. ...............................          488,373
                                                                 --------------
                                                                      1,463,995
-------------------------------------------------------------------------------
             TOTAL TELECOMMUNICATION SERVICES
             (COST $2,840,127) ...............................        2,205,737
                                                                 --------------
UTILITIES -- 14.05%
             ELECTRIC UTILITIES -- 14.05%
 1,588,000   Datang International Power Generation
               Company Ltd. -- Class H .......................          696,917
 2,386,000   Huadian Power International Corp. Ltd. --
               Class H .......................................          538,088
 1,158,000   Huaneng Power International, Inc. --
               Class H .......................................          775,725
                                                                 --------------
                                                                      2,010,730
-------------------------------------------------------------------------------
             TOTAL UTILITIES (COST $2,527,642) ...............        2,010,730
                                                                 --------------

TOTAL COMMON STOCKS ..........................................       13,943,168
-------------------------------------------------------------------------------
(COST $23,081,478)

WARRANTS -- 0.00%
Matsunichi Comm. Warrants(c)
    19,500   Expiration: July, 2010, Excercise Price:
               $6.00 .........................................               --
                                                                 --------------

TOTAL WARRANTS ...............................................               --
-------------------------------------------------------------------------------
(COST $0)


--------------------------------------------------------------------------------

                              BUFFALO CHINA FUND
                             SCHEDULE OF INVESTMENTS
                                 March 31, 2009
                                  (CONTINUED)

SHARES                                                             FAIR VALUE*
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 0.67%
INVESTMENT COMPANIES -- 0.67%
    95,869   Fidelity Institutional Government Portfolio .....   $       95,869
-------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES ...................................           95,869
                                                                 --------------

TOTAL SHORT TERM INVESTMENTS .................................           95,869
-------------------------------------------------------------------------------
(COST $95,869)

TOTAL INVESTMENTS -- 98.08% ..................................       14,039,037
(COST $23,177,347)

Other Assets in Excess of Liabilities -- 1.92% ...............          274,446
                                                                 --------------

TOTAL NET ASSETS -- 100.00% ..................................   $   14,313,483
                                                                 ==============

      PERCENTAGES ARE STATED AS A PERCENT OF NET ASSETS.
(A)   NON INCOME PRODUCING
(B)   ILLIQUID SECURITIES
(C) FAIR VALUED SECURITY. THE TOTAL VALUE OF THESE SECURITIES AMOUNTED TO $0 (0.00% OF NET ASSETS) AT MARCH 31, 2009.
* SEE NOTE 1A OF ACCOMPANYING NOTES TO FINANCIAL STATEMENTS REGARDING VALUATION OF SECURITIES.


As of March 31, 2009, the country diversification was as follows:
--------------------------------------------------------------------------------
                                                       FAIR
                                                       VALUE          PERCENTAGE
--------------------------------------------------------------------------------
China ..........................................   $ 9,651,150           67.43%
Hong Kong ......................................     4,292,018           29.98%
                                                   -----------         --------
Total Common Stocks ............................    13,943,168           97.41%
Total Short Term Investments ...................        95,869            0.67%
                                                   -----------         --------
Total Investments ..............................    14,039,037           98.08%
Other Assets in Excess of Liabilities ..........       274,446            1.92%
                                                   -----------         --------
TOTAL NET ASSETS ...............................   $14,313,483          100.00%
                                                   ===========         ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
38

                             BUFFALO LARGE CAP FUND
                             SCHEDULE OF INVESTMENTS
                                 March 31, 2009

SHARES                                                             FAIR VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 95.00%
CONSUMER DISCRETIONARY -- 9.49%
             INTERNET & CATALOG RETAIL -- 3.59%
    61,000   eBay Inc.(a) ....................................   $      766,160
                                                                 --------------
             MEDIA -- 5.90%
    34,750   Viacom Inc. -- Class B(a) .......................          603,955
    36,000   The Walt Disney Co. .............................          653,760
                                                                 --------------
                                                                      1,257,715
-------------------------------------------------------------------------------
             TOTAL CONSUMER DISCRETIONARY (COST $4,062,872) ..        2,023,875
                                                                 --------------
CONSUMER STAPLES -- 13.59%
             BEVERAGES -- 2.20%
     9,100   PepsiCo, Inc. ...................................          468,468
                                                                 --------------
             FOOD & STAPLES RETAILING -- 11.39%
    10,300   Costco Wholesale Corp. ..........................          477,096
    40,000   Walgreen Co. ....................................        1,038,400
    54,400   Whole Foods Market, Inc. ........................          913,920
                                                                 --------------
                                                                      2,429,416
-------------------------------------------------------------------------------
             TOTAL CONSUMER STAPLES (COST $3,849,044) ........        2,897,884
                                                                 --------------
FINANCIALS -- 11.71%
             COMMERCIAL BANKS -- 3.93%
    14,000   Northern Trust Corp. ............................          837,480
                                                                 --------------
             DIVERSIFIED FINANCIAL SERVICES -- 7.78%
    39,900   American Express Co. ............................          543,837
     8,600   Franklin Resources, Inc. ........................          463,282
    22,600   T. Rowe Price Group, Inc. .......................          652,236
                                                                 --------------
                                                                      1,659,355
-------------------------------------------------------------------------------
             TOTAL FINANCIALS (COST $3,098,914) ..............        2,496,835
                                                                 --------------
HEALTH CARE -- 23.93%
             BIOTECHNOLOGY -- 3.65%
    16,800   Gilead Sciences, Inc.(a) ........................          778,176
                                                                 --------------
             HEALTH CARE EQUIPMENT & SUPPLIES -- 6.20%
     7,150   Becton, Dickinson and Co. .......................          480,766
    25,300   Covidien Ltd.(b) ................................          840,972
                                                                 --------------
                                                                      1,321,738
                                                                 --------------
             PHARMACEUTICALS -- 14.08%
    18,000   Bayer AG -- ADR(b) ..............................          874,692
    42,200   Merck & Co. Inc. ................................        1,128,850
     6,200   Schering-Plough Corp. ...........................          146,010
    23,700   Shire Pharmaceuticals PLC -- ADR(b) .............          851,778
                                                                 --------------
                                                                      3,001,330
-------------------------------------------------------------------------------
             TOTAL HEALTH CARE (COST $5,361,426) .............        5,101,244
                                                                 --------------
INDUSTRIALS -- 4.22%
             AIR FREIGHT & LOGISTICS -- 4.22%
    20,200   FedEx Corp. .....................................          898,698
-------------------------------------------------------------------------------
             TOTAL INDUSTRIALS (COST $629,747) ...............          898,698
                                                                 --------------


--------------------------------------------------------------------------------

                             BUFFALO LARGE CAP FUND
                             SCHEDULE OF INVESTMENTS
                                 March 31, 2009
                                  (CONTINUED)

SHARES                                                             FAIR VALUE
-------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 32.06%
             COMMUNICATIONS EQUIPMENT -- 8.13%
    49,200   Cisco Systems, Inc.(a) ..........................   $      825,084
    68,500   Corning, Inc. ...................................          908,995
                                                                 --------------
                                                                      1,734,079
                                                                 --------------
             COMPUTERS & PERIPHERALS -- 2.82%
    40,500   NetApp, Inc.(a) .................................          601,020
                                                                 --------------
             INTERNET SOFTWARE & SERVICES -- 1.61%
    26,700   Yahoo!, Inc.(a) .................................          342,027
                                                                 --------------
             SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 14.26%
    77,700   Applied Materials, Inc. .........................          835,275
    27,500   Broadcom Corp. -- Class A(a) ....................          549,450
    65,100   Intel Corp. .....................................          979,755
    40,900   Texas Instruments, Inc. .........................          675,259
                                                                 --------------
                                                                      3,039,739
                                                                 --------------
             SOFTWARE -- 5.24%
    38,400   Electronic Arts Inc.(a) .........................          698,496
    22,800   Microsoft Corp. .................................          418,836
                                                                 --------------
                                                                      1,117,332
-------------------------------------------------------------------------------
             TOTAL INFORMATION TECHNOLOGY (COST $9,936,912) ..        6,834,197
                                                                 --------------


TOTAL COMMON STOCKS ..........................................       20,252,733
-------------------------------------------------------------------------------
(COST $26,938,915)

SHORT TERM INVESTMENTS -- 4.66%
INVESTMENT COMPANIES -- 4.66%
    39,454   AIM STIT-Treasury Portfolio .....................           39,454
   947,729   Fidelity Institutional Government Portfolio .....          947,729
     6,362   SEI Daily Income Trust Treasury II Fund --
               Class B .......................................            6,362
-------------------------------------------------------------------------------
             TOTAL INVESTMENT COMPANIES ......................          993,545
                                                                 --------------

TOTAL SHORT TERM INVESTMENTS .................................          993,545
-------------------------------------------------------------------------------
(COST $993,545)

TOTAL INVESTMENTS -- 99.66% ..................................       21,246,278
(COST $27,932,460)

Other Assets in Excess of Liabilities -- 0.34% ...............           73,259
                                                                 --------------

TOTAL NET ASSETS -- 100.00% ..................................   $   21,319,537
                                                                 ==============

      PERCENTAGES ARE STATED AS A PERCENT OF NET ASSETS.
      ADR -- AMERICAN DEPOSITARY RECEIPT
(A)   NON INCOME PRODUCING
(B)   FOREIGN ISSUED SECURITY

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
40

                             Buffalo Micro Cap Fund
                            SCHEDULE OF INVESTMENTS
                                 March 31, 2009

SHARES                                                             FAIR VALUE
-------------------------------------------------------------------------------
COMMON STOCKS -- 96.21%
CONSUMER DISCRETIONARY -- 11.60%
             HOTELS RESTAURANTS & LEISURE -- 5.40%
    97,226   McCormick & Schmick's Seafood Restaurants, Inc.(a)  $      381,126
    15,400   Steiner Leisure Ltd.(a)(b) ......................          375,914
                                                                 --------------
                                                                        757,040
                                                                 --------------
             INTERNET & CATALOG RETAIL -- 1.94%
   108,500   Coldwater Creek, Inc.(a) ........................          272,335
                                                                 --------------
             SPECIALTY RETAIL -- 1.50%
    15,900   J. Crew Group, Inc.(a) ..........................          209,562
                                                                 --------------
             TEXTILES, APPAREL & LUXURY GOODS -- 2.76%
   119,739   The Dixie Group, Inc.(a) ........................          131,713
    41,400   Oxford Industries, Inc. .........................          255,438
                                                                 --------------
                                                                        387,151
-------------------------------------------------------------------------------
             TOTAL CONSUMER DISCRETIONARY (COST $4,493,419) ..        1,626,088
                                                                 --------------
CONSUMER STAPLES -- 2.00%
             FOOD PRODUCTS -- 2.00%
    46,300   Smart Balance, Inc.(a) ..........................          279,652
-------------------------------------------------------------------------------
             TOTAL CONSUMER STAPLES (COST $269,578) ..........          279,652
                                                                 --------------
FINANCIALS -- 16.27%
             CAPITAL MARKETS -- 4.89%
    48,600   Sanders Morris Harris Group, Inc. ...............          189,540
    10,000   Stifel Financial Corp.(a) .......................          433,100
    17,624   Thomas Weisel Partners Group, Inc.(a) ...........           63,094
                                                                 --------------
                                                                        685,734
                                                                 --------------
             COMMERCIAL BANKS -- 2.91%
    33,900   Boston Private Financial Holdings, Inc. .........          118,989
    20,000   PrivateBancorp, Inc. ............................          289,200
                                                                 --------------
                                                                        408,189
                                                                 --------------
             DIVERSIFIED FINANCIAL SERVICES -- 8.47%
    26,200   Cohen & Steers, Inc. ............................          292,392
   117,100   MarketAxess Holdings, Inc.(a) ...................          894,644
                                                                 --------------
                                                                      1,187,036
-------------------------------------------------------------------------------
             TOTAL FINANCIALS (COST $3,998,433) ..............        2,280,959
                                                                 --------------
HEALTH CARE -- 19.26%
             HEALTH CARE DISTRIBUTORS -- 1.34%
     6,600   MWI Veterinary Supply, Inc.(a) ..................          187,968
                                                                 --------------
             HEALTH CARE EQUIPMENT & SUPPLIES -- 11.43%
    84,500   Align Technology, Inc.(a) .......................          670,085
    16,025   Meridian Bioscience, Inc. .......................          290,373
     9,500   Neogen Corp.(a) .................................          207,385
   51,800    Orthovita, Inc.(a) ..............................          138,824
   169,900   Remedent, Inc.(a)(c) ............................          118,930
   101,800   Trinity Biotech Plc -- ADR(a)(b) ................          177,132
                                                                 --------------
                                                                      1,602,729
                                                                 --------------


--------------------------------------------------------------------------------

                             Buffalo Micro Cap Fund
                            SCHEDULE OF INVESTMENTS
                                 March 31, 2009
                                  (CONTINUED)

SHARES                                                             FAIR VALUE
-------------------------------------------------------------------------------
HEALTH CARE (CONTINUED)
             HEALTH CARE PROVIDERS & SERVICES -- 3.55%
    11,600   ICON PLC -- ADR(a)(b) ...........................   $      187,340
    44,300   Virtual Radiologic Corp.(a) .....................          309,657
                                                                 --------------
                                                                        496,997
                                                                 --------------
             HEALTH CARE TECHNOLOGY -- 1.69%
    30,200   Omnicell, Inc.(a) ...............................          236,164
                                                                 --------------
             PHARMACEUTICALS -- 1.25%
   143,900   Bioform Medical, Inc.(a) ........................          175,558
-------------------------------------------------------------------------------
             TOTAL HEALTH CARE (COST $4,391,400) .............        2,699,416
                                                                 --------------
INDUSTRIALS -- 13.62%
             COMMERCIAL SERVICES & SUPPLIES -- 13.62%
    11,500   Capella Education Company(a) ....................          609,500
    12,100   Exponent, Inc.(a) ...............................          306,493
    28,800   Heidrick & Struggles International, Inc. ........          510,912
    40,200   Universal Technical Institute, Inc.(a) ..........          482,400
                                                                 --------------
             TOTAL INDUSTRIALS (COST $2,226,506) .............        1,909,305
-------------------------------------------------------------------------------
                                                                      1,909,305
                                                                 --------------
INFORMATION TECHNOLOGY -- 31.78%
             COMMUNICATIONS EQUIPMENT -- 3.35%
    60,400   Ciena Corp.(a) ..................................          469,912
                                                                 --------------
             COMPUTERS & PERIPHERALS -- 4.05%
    21,792   Rimage Corp.(a) .................................          290,923
    33,500   Stratasys, Inc.(a) ..............................          277,045
                                                                 --------------
                                                                        567,968
                                                                 --------------
             ELECTRONIC EQUIPMENT & INSTRUMENTS -- 4.81%
    28,000   DTS, Inc.(a) ....................................          673,680
                                                                 --------------
             INTERNET SOFTWARE & SERVICES -- 9.08%
    75,100   DivX, Inc.(a) ...................................          377,753
    61,600   Internap Network Services Corp.(a) ..............          165,704
    59,100   The Knot, Inc.(a) ...............................          484,620
    40,250   LoopNet, Inc.(a) ................................          244,720
                                                                 --------------
                                                                      1,272,797
                                                                 --------------
             PROFESSIONAL, SCIENTIFIC, AND TECHNICAL SERVICES -- 4.35%
    70,300   Deltek, Inc.(a) .................................          304,399
    65,600   PROS Holdings, Inc.(a) ..........................          305,040
                                                                 --------------
                                                                        609,439
                                                                 --------------
             SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 1.99%
    11,600   Cabot Microelectronics Corp.(a) .................          278,748
                                                                 --------------
             SOFTWARE -- 4.15%
    65,300   Double-Take Software Inc.(a) ....................          441,428
    89,000   PDF Solutions, Inc.(a) ..........................          140,620
                                                                 --------------
                                                                        582,048
-------------------------------------------------------------------------------
             TOTAL INFORMATION TECHNOLOGY (COST $8,260,847) ..        4,454,592
                                                                 --------------


--------------------------------------------------------------------------------
42

SHARES                                                             FAIR VALUE
-------------------------------------------------------------------------------
MATERIALS -- 1.68%
             CHEMICALS -- 1.68%
    42,400   Landec Corp.(a) .................................   $      236,168
-------------------------------------------------------------------------------
TOTAL MATERIALS (COST $293,294) ..............................          236,168
                                                                 --------------

TOTAL COMMON STOCKS ..........................................       13,486,180
-------------------------------------------------------------------------------
(COST $23,933,477)

SHORT TERM INVESTMENTS -- 2.24%
INVESTMENT COMPANIES -- 2.24%
    31,319   AIM STIT-Treasury Portfolio .....................           31,319
   277,738   Fidelity Institutional Government Portfolio .....          277,738
     5,325   SEI Daily Income Trust Treasury II Fund --
               Class B .......................................            5,325
-------------------------------------------------------------------------------
             TOTAL INVESTMENT COMPANIES ......................          314,382
                                                                 --------------

TOTAL SHORT TERM INVESTMENTS .................................          314,382
-------------------------------------------------------------------------------
(COST $314,382)

TOTAL INVESTMENTS -- 98.45% ..................................       13,800,562
(COST $24,247,859)

Other Assets in Excess of Liabilities -- 1.55% ...............          216,856
                                                                 --------------

TOTAL NET ASSETS -- 100.00% ..................................   $   14,017,418
                                                                 ==============

      PERCENTAGES ARE STATED AS A PERCENT OF NET ASSETS.
      ADR -- AMERICAN DEPOSITARY RECEIPT
      PLC -- PUBLIC LIMITED COMPANY
(A)   NON INCOME PRODUCING
(B)   FOREIGN ISSUED SECURITIES
(C)   ILLIQUID SECURITIES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------

                              BUFFALO MID CAP FUND
                             SCHEDULE OF INVESTMENTS
                                 March 31, 2009

SHARES                                                             FAIR VALUE
-------------------------------------------------------------------------------
COMMON STOCKS -- 97.68%
CONSUMER DISCRETIONARY -- 25.81%
             AUTO COMPONENTS -- 4.12%
   134,300   Autoliv, Inc. ...................................   $    2,493,951
   550,800   Gentex Corp. ....................................        5,485,968
                                                                 --------------
                                                                      7,979,919
                                                                 --------------
             HOTELS RESTAURANTS & LEISURE -- 4.61%
    95,100   Chipotle Mexican Grill, Inc.(a) .................        5,450,181
   171,575   Life Time Fitness, Inc.(a) ......................        2,154,982
   164,900   Royal Caribbean Cruises Ltd.(b) .................        1,320,849
                                                                 --------------
                                                                      8,926,012
                                                                 --------------
             MEDIA -- 1.88%
   146,375   Interactive Data Corp. ..........................        3,638,882
                                                                 --------------
             SPECIALTY RETAIL -- 12.65%
   212,400   Abercrombie & Fitch Co. -- Class A ..............        5,055,120
 1,603,000   Chico's FAS, Inc.(a) ............................        8,608,110
   183,800   PETsMART, Inc. ..................................        3,852,448
   145,000   Tiffany & Co. ...................................        3,126,200
   236,300   Urban Outfitters, Inc.(a) .......................        3,868,231
                                                                 --------------
                                                                     24,510,109
                                                                 --------------
             TEXTILES, APPAREL & LUXURY GOODS -- 2.55%
   117,100   Polo Ralph Lauren Corp. .........................        4,947,475
-------------------------------------------------------------------------------
             TOTAL CONSUMER DISCRETIONARY (COST $85,718,743)..       50,002,397
                                                                 --------------
CONSUMER STAPLES -- 2.55%
             FOOD & STAPLES RETAILING -- 2.55%
   293,800   Whole Foods Market, Inc. ........................        4,935,840
-------------------------------------------------------------------------------
             TOTAL CONSUMER STAPLES (COST $11,900,279) .......        4,935,840
                                                                 --------------
FINANCIALS -- 6.46%
             DIVERSIFIED FINANCIAL SERVICES -- 6.46%
   340,100   Janus Capital Group, Inc. .......................        2,261,665
   172,600   Morningstar, Inc.(a) ............................        5,894,290
   150,900   T. Rowe Price Group, Inc. .......................        4,354,974
                                                                 --------------
                                                                     12,510,929
-------------------------------------------------------------------------------
             TOTAL FINANCIALS (COST $16,668,665 ..............       12,510,929
                                                                 --------------
HEALTH CARE -- 16.95%
             BIOTECHNOLOGY -- 2.02%
   333,100   Amylin Pharmaceuticals, Inc.(a) .................        3,913,925
                                                                 --------------
             HEALTH CARE EQUIPMENT & SUPPLIES -- 5.10%
   160,800   Dentsply International, Inc. ....................        4,317,480
   199,200   Qiagen N.V.(a)(b) ...............................        3,179,232
    63,300   Sigma-Aldrich Corp. .............................        2,392,107
                                                                 --------------
                                                                      9,888,819
                                                                 --------------
             HEALTH CARE PROVIDERS & SERVICES -- 5.23%
   116,800   Charles River Laboratories International, Inc.(a)        3,178,128
   293,000   Pharmaceutical Product Development, Inc. ........        6,949,960
                                                                 --------------
                                                                     10,128,088
                                                                 --------------


--------------------------------------------------------------------------------
44

SHARES                                                             FAIR VALUE
-------------------------------------------------------------------------------
HEALTH CARE (CONTINUED)
             PHARMACEUTICALS -- 4.60%
   272,100   Medicis Pharmaceutical Corp. -- Class A .........   $    3,365,877
   154,100   Shire Pharmaceuticals PLC -- ADR(b) .............        5,538,354
                                                                 --------------
                                                                      8,904,231
-------------------------------------------------------------------------------
             TOTAL HEALTH CARE (COST $41,750,036) ............       32,835,063
                                                                 --------------
INDUSTRIALS -- 19.89%
             COMMERCIAL SERVICES & SUPPLIES -- 19.89%
   514,500   Career Education Corp.(a) .......................       12,327,420
    85,200   DeVry, Inc. .....................................        4,104,936
   138,400   Hewitt Associates, Inc. -- Class A(a) ...........        4,118,784
   218,450   Iron Mountain, Inc.(a) ..........................        4,843,037
    88,900   ITT Educational Services, Inc.(a) ...............       10,794,238
   288,300   Monster Worldwide, Inc.(a) ......................        2,349,645
                                                                 --------------
                                                                     38,538,060
-------------------------------------------------------------------------------
             TOTAL INDUSTRIALS (COST $34,579,534) ............       38,538,060
                                                                 --------------
INFORMATION TECHNOLOGY -- 22.60%
             COMPUTERS & PERIPHERALS -- 1.56%
   203,600   NetApp, Inc.(a) .................................        3,021,424
                                                                 --------------
             ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.86%
   105,300   Dolby Laboratories, Inc. -- Class A(a) ..........        3,591,783
                                                                 --------------
             INTERNET SOFTWARE & SERVICES -- 5.05%
   296,700   Akamai Technologies, Inc.(a) ....................        5,755,980
   307,000   DealerTrack Holdings Inc.(a) ....................        4,021,700
                                                                 --------------
                                                                      9,777,680
                                                                 --------------
             IT SERVICES -- 1.69%
    90,000   Fiserv, Inc.(a) .................................        3,281,400
                                                                 --------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 4.70%
   242,500   KLA-Tencor Corp. ................................        4,850,000
   414,300   National Semiconductor Corp. ....................        4,254,861
                                                                 --------------
                                                                      9,104,861
                                                                 --------------
             SOFTWARE -- 7.74%
   140,800   Citrix Systems, Inc.(a) .........................        3,187,712
   109,000   Electronic Arts Inc.(a) .........................        1,982,710
   115,000   F5 Networks, Inc.(a) ............................        2,409,250
   415,500   Red Hat, Inc.(a) ................................        7,412,520
                                                                 --------------
                                                                     14,992,192
-------------------------------------------------------------------------------
             TOTAL INFORMATION TECHNOLOGY (COST $57,311,187)..       43,769,340
                                                                 --------------

TELECOMMUNICATION SERVICES -- 3.42%
             DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.42%
   396,000   NeuStar, Inc.(a) ................................        6,633,000
-------------------------------------------------------------------------------
             TOTAL TELECOMMUNICATION SERVICES
             (COST $10,073,123) ..............................        6,633,000
                                                                 --------------

TOTAL COMMON STOCKS ..........................................      189,224,629
-------------------------------------------------------------------------------
(COST $258,001,567)


--------------------------------------------------------------------------------

                              BUFFALO MID CAP FUND
                             SCHEDULE OF INVESTMENTS
                                 March 31, 2009
                                  (CONTINUED)

SHARES                                                             FAIR VALUE
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 2.07%
INVESTMENT COMPANIES -- 2.07%
   345,578   AIM STIT-Treasury Portfolio .....................   $      345,578
 3,623,441   Fidelity Institutional Government Portfolio .....        3,623,441
    41,218   SEI Daily Income Trust Treasury II Fund --
               Class B .......................................           41,218
-------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES ...................................        4,010,237
                                                                 --------------

TOTAL SHORT TERM INVESTMENTS .................................        4,010,237
-------------------------------------------------------------------------------
(COST $4,010,237)

TOTAL INVESTMENTS -- 99.75% ..................................      193,234,866
(COST $262,011,804)

Other Assets in Excess of Liabilities -- 0.25% ...............          485,105
                                                                 --------------

TOTAL NET ASSETS -- 100.00% ..................................   $  193,719,971
                                                                 ==============

      PERCENTAGES ARE STATED AS A PERCENT OF NET ASSETS.
      ADR -- AMERICAN DEPOSITARY RECEIPT
      PLC -- PUBLIC LIMITED COMPANY
(A)   NON INCOME PRODUCING
(B)   FOREIGN ISSUED SECURITIES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
46

                        BUFFALO SCIENCE & TECHNOLOGY FUND
                             SCHEDULE OF INVESTMENTS
                                 March 31, 2009

SHARES                                                             FAIR VALUE
-------------------------------------------------------------------------------
COMMON STOCKS -- 95.23%
CONSUMER DISCRETIONARY -- 3.77%
             AUTO COMPONENTS -- 1.49%
   153,600   Gentex Corp. ....................................   $    1,529,856
                                                                 --------------
             INTERNET & CATALOG RETAIL -- 2.28%
   185,700   eBay Inc.(a) ....................................        2,332,392
-------------------------------------------------------------------------------
             TOTAL CONSUMER DISCRETIONARY (COST $7,956,584) ..        3,862,248
                                                                 --------------
ENERGY -- 1.78%
              ENERGY EQUIPMENT & SERVICES -- 1.78%
    85,200    Smith International, Inc. ......................        1,830,096
-------------------------------------------------------------------------------
              TOTAL ENERGY (COST $1,998,067) .................        1,830,096
                                                                 --------------
FINANCIALS -- 0.47%
             INSURANCE -- 0.47%
    29,900   eHealth, Inc.(a) ................................          478,699
-------------------------------------------------------------------------------
             TOTAL FINANCIALS (COST $377,287) ................          478,699
                                                                 --------------
HEALTH CARE -- 27.66%
             BIOTECHNOLOGY -- 4.09%
   196,300   Amylin Pharmaceuticals, Inc.(a) .................        2,306,525
    21,600   Gilead Sciences, Inc.(a) ........................        1,000,512
    62,500   Sequenom, Inc.(a) ...............................          888,750
                                                                 --------------
                                                                      4,195,787
                                                                 --------------
             HEALTH CARE EQUIPMENT -- 0.96%
    32,200   Varian Medical Systems, Inc.(a) .................          980,168
                                                                 --------------
             HEALTH CARE EQUIPMENT & SUPPLIES -- 9.91%
   370,400   Align Technology, Inc.(a) .......................        2,937,272
   108,400   American Medical Systems Holdings, Inc.(a) ......        1,208,660
    14,900   Becton, Dickinson and Co. .......................        1,001,876
    44,950   Covidien Ltd.(b) ................................        1,494,138
    38,200   Dentsply International, Inc. ....................        1,025,670
   404,865   Orthovita, Inc.(a) ..............................        1,085,038
    61,400   Qiagen N.V.(a)(b) ...............................          979,944
   241,200   Trinity Biotech Plc -- ADR(a)(b)(c) .............          419,688
                                                                 --------------
                                                                     10,152,286
                                                                 --------------
             HEALTH CARE PROVIDERS & SERVICES -- 4.84%
    20,500   athenahealth Inc.(a) ............................          494,255
    37,800   Charles River Laboratories International, Inc.(a)        1,028,538
    25,200   Covance, Inc.(a) ................................          897,876
   107,000   Pharmaceutical Product Development, Inc. ........        2,538,040
                                                                 --------------
                                                                      4,958,709
                                                                 --------------
             PHARMACEUTICALS -- 7.86%
    34,200   Bayer AG -- ADR(b) ..............................        1,661,915
   376,000   Bioform Medical, Inc(a) .........................          458,720
   174,900   Medicis Pharmaceutical Corp. -- Class A .........        2,163,513
    72,900   Merck & Co. Inc. ................................        1,950,075
    50,700   Shire Pharmaceuticals Group PLC -- ADR(b) .......        1,822,158
                                                                 --------------
                                                                      8,056,381
-------------------------------------------------------------------------------
             TOTAL HEALTH CARE (COST $39,546,154) ............       28,343,331
                                                                 --------------


--------------------------------------------------------------------------------

                        BUFFALO SCIENCE & TECHNOLOGY FUND
                             SCHEDULE OF INVESTMENTS
                                 March 31, 2009
                                   (CONTINUED)

SHARES                                                             FAIR VALUE
-------------------------------------------------------------------------------
INDUSTRIALS -- 0.75%
             MACHINERY -- 0.75%
    97,700   Chart Industries, Inc.(a) .......................   $      769,876
-------------------------------------------------------------------------------
             TOTAL INDUSTRIALS (COST $1,520,887) .............          769,876
                                                                 --------------
INFORMATION TECHNOLOGY -- 59.05%
             COMMUNICATIONS EQUIPMENT -- 10.88%
   129,000   Adtran, Inc. ....................................        2,091,090
   183,700   Ciena Corp.(a) ..................................        1,429,186
   156,700   Cisco Systems, Inc.(a) ..........................        2,627,859
   206,900   Corning, Inc. ...................................        2,745,563
    72,600   Nokia Oyj -- ADR(b) .............................          847,242
    36,200   QUALCOMM Inc. ...................................        1,408,542
                                                                 --------------
                                                                     11,149,482
                                                                 --------------
             COMPUTERS & PERIPHERALS -- 4.78%
   185,300   EMC Corp.(a) ....................................        2,112,420
   187,600   NetApp, Inc.(a) .................................        2,783,984
                                                                 --------------
                                                                      4,896,404
                                                                 --------------
             ELECTRONIC EQUIPMENT & INSTRUMENTS -- 4.91%
    33,600   Dolby Laboratories, Inc. -- Class A(a) . ........        1,146,096
   159,500   Jabil Circuit, Inc. .............................          886,820
    88,250   National Instruments Corp. ......................        1,645,862
    89,000   Trimble Navigation Ltd.(a) ......................        1,359,920
                                                                 --------------
                                                                      5,038,698
                                                                 --------------
             INTERNET SOFTWARE & SERVICES -- 4.52%
   136,400   Akamai Technologies, Inc.(a) ....................        2,646,160
   155,100   Yahoo!, Inc.(a) .................................        1,986,831
                                                                 --------------
                                                                      4,632,991
                                                                 --------------
             SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 24.88%
   212,400   Applied Materials, Inc. .........................        2,283,300
   135,200   Broadcom Corp. -- Class A(a) ....................        2,701,296
    74,000   Cabot Microelectronics Corp.(a) .................        1,778,220
    34,100   Cree, Inc.(a) ...................................          802,373
    89,485   FormFactor Inc.(a) ..............................        1,612,520
    93,150   Intel Corp. .....................................        1,401,908
   181,350   Maxim Integrated Products, Inc. .................        2,395,633
    50,000   Microchip Technology Inc. .......................        1,059,500
   172,300   MKS Instruments, Inc.(a) ........................        2,527,641
   116,400   National Semiconductor Corp. ....................        1,195,428
   147,600   SanDisk Corp.(a) ................................        1,867,140
   286,600   Semtech Corp.(a) ................................        3,826,110
   123,900   Texas Instruments, Inc. .........................        2,045,589
                                                                 --------------
                                                                     25,496,658
                                                                 --------------
             SOFTWARE -- 9.08%
    84,100   Citrix Systems, Inc.(a) .........................        1,904,024
   107,000   Electronic Arts Inc.(a) .........................        1,946,330
    83,800   F5 Networks, Inc.(a) ............................        1,755,610
    86,207   Manhattan Associates, Inc.(a) ...................        1,493,105
   123,500   Red Hat, Inc.(a) ................................        2,203,240
                                                                 --------------
                                                                      9,302,309
-------------------------------------------------------------------------------
             TOTAL INFORMATION TECHNOLOGY (COST $75,492,131)..       60,516,542
                                                                 --------------


--------------------------------------------------------------------------------
48

SHARES                                                             FAIR VALUE
-------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 1.75%
             DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.75%
   107,000   NeuStar, Inc.(a) ................................   $    1,792,250
-------------------------------------------------------------------------------
             TOTAL TELECOMMUNICATION SERVICES
             (COST $2,588,685) ...............................        1,792,250
                                                                 --------------

TOTAL COMMON STOCKS ..........................................       97,593,042
-------------------------------------------------------------------------------
(COST $129,479,795)

SHORT TERM INVESTMENTS -- 5.14%
INVESTMENT COMPANIES -- 5.14%
   451,213   AIM STIT-Treasury Portfolio .....................          451,213
 4,569,946   Fidelity Institutional Government Portfolio .....        4,569,946
   245,355   SEI Daily Income Trust Treasury II Fund --
               Class B .......................................          245,355
-------------------------------------------------------------------------------
             TOTAL INVESTMENT COMPANIES ......................        5,266,514
                                                                 --------------

TOTAL SHORT TERM INVESTMENTS .................................        5,266,514
-------------------------------------------------------------------------------
(COST $5,266,514)

TOTAL INVESTMENTS -- 100.37% .................................      102,859,556
(COST $134,746,309)

Liabilities in Excess of Other Assets -- (0.37)% .............         (379,325)
                                                                 --------------
TOTAL NET ASSETS -- 100.00% ..................................   $  102,480,231
                                                                 ==============

      PERCENTAGES ARE STATED AS A PERCENT OF NET ASSETS.
      ADR -- AMERICAN DEPOSITARY RECEIPT
(A)   NON INCOME PRODUCING
(B)   FOREIGN ISSUED SECURITIES
(C)   ILLIQUID SECURITIES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------

                             BUFFALO SMALL CAP FUND
                             SCHEDULE OF INVESTMENTS
                                 MARCH 31, 2009

SHARES                                                             FAIR VALUE
-------------------------------------------------------------------------------
COMMON STOCKS -- 91.11%
CONSUMER DISCRETIONARY -- 19.46%
             AUTO COMPONENTS -- 1.62%
 2,043,364   Gentex Corp. ....................................   $   20,351,905
                                                                 --------------
             HOTELS RESTAURANTS & LEISURE -- 10.30%
 1,695,594   Ameristar Casinos, Inc. .........................       21,330,573
 1,190,550   Life Time Fitness, Inc.(a) ......................       14,953,308
 1,811,700   P.F. Chang's China Bistro, Inc.(a)(c) ...........       41,451,696
   925,150   Panera Bread Co.(a) .............................       51,715,885
                                                                 --------------
                                                                    129,451,462
                                                                 --------------
             INTERNET & CATALOG RETAIL -- 1.54%
 7,744,200   Coldwater Creek, Inc.(a)(c)(d) ..................       19,437,942
                                                                 --------------
             LEISURE EQUIPMENT & PRODUCTS -- 4.32%
 2,595,225   WMS Industries, Inc.(a)(c) ......................       54,266,155
                                                                 --------------
             MEDIA -- 0.31%
   775,100   Lions Gate Entertainment Corp.(a)(b) ............        3,914,255
                                                                 --------------
             SPECIALTY RETAIL -- 0.85%
 2,622,900   Christopher & Banks Corp.(c)(d) .................       10,727,661
                                                                 --------------
             TEXTILES, APPAREL & LUXURY GOODS -- 0.52%
 1,059,625   Oxford Industries, Inc.(c) ......................        6,537,886
-------------------------------------------------------------------------------
             TOTAL CONSUMER DISCRETIONARY
             (COST $399,334,370) .............................      244,687,266
                                                                 --------------

FINANCIALS -- 7.89%
             CAPITAL MARKETS -- 3.32%
 2,307,850   Waddell & Reed Financial, Inc. -- Class A .......       41,702,849
                                                                 --------------
             COMMERCIAL BANKS -- 2.15%
 1,070,400   Boston Private Financial Holdings, Inc. .........        3,757,104
 1,608,535   PrivateBancorp, Inc. ............................       23,259,416
                                                                 --------------
                                                                     27,016,520
                                                                 --------------
             DIVERSIFIED FINANCIAL SERVICES -- 2.42%
 1,786,706   MarketAxess Holdings, Inc.(a)(c)(d) .............       13,650,434
   491,700   Morningstar, Inc.(a) ............................       16,791,555
                                                                 --------------
                                                                     30,441,989
-------------------------------------------------------------------------------
             TOTAL FINANCIALS (COST $118,655,678) ............       99,161,358
                                                                 --------------

HEALTH CARE -- 17.30%
             BIOTECHNOLOGY -- 1.92%
 2,050,350   Amylin Pharmaceuticals, Inc.(a) .................       24,091,612
                                                                 --------------
             HEALTH CARE EQUIPMENT & SUPPLIES -- 6.32%
 4,570,125   Align Technology, Inc.(a)(c)(d) .................       36,241,091
 2,380,260   American Medical Systems Holdings, Inc.(a) ......       26,539,899
 1,277,350   Wright Medical Group, Inc.(a) ...................       16,643,871
                                                                 --------------
                                                                     79,424,861
                                                                 --------------
             HEALTH CARE PROVIDERS & SERVICES -- 6.04%
   714,775   Charles River Laboratories International, Inc.(a)       19,449,028
   119,200   Covance, Inc.(a) ................................        4,247,096
 1,375,056   Pharmaceutical Product Development, Inc. ........       32,616,328
 1,365,000   PSS World Medical, Inc.(a) ......................       19,587,750
                                                                 --------------
                                                                     75,900,202
                                                                 --------------


--------------------------------------------------------------------------------
50

SHARES                                                             FAIR VALUE
-------------------------------------------------------------------------------
HEALTH CARE (CONTINUED)
             HEALTH CARE TECHNOLOGY -- 1.45%
 1,771,600   Allscripts Healthcare Solutions, Inc. ...........   $   18,229,764
                                                                 --------------
             PHARMACEUTICALS -- 1.57%
 1,601,600   Medicis Pharmaceutical Corp. -- Class A .........       19,811,792
-------------------------------------------------------------------------------
             TOTAL HEALTH CARE (COST $280,290,170) ...........      217,458,231
                                                                 --------------
INDUSTRIALS -- 19.91%
             COMMERCIAL SERVICES & SUPPLIES -- 19.91%
 3,353,965   Corinthian Colleges, Inc.(a) ....................       65,234,619
   214,200   CoStar Group Inc.(a) ............................        6,479,550
   586,483   DeVry, Inc. .....................................       28,256,751
 1,323,100   FirstService Corp.(a)(b)(d) .....................       10,981,730
 1,264,700   Heidrick & Struggles International, Inc.(c) .....       22,435,778
   636,900   ITT Educational Services, Inc.(a) ...............       77,332,398
 2,058,600   Korn/Ferry International(a) .....................       18,650,916
 1,605,050   Navigant Consulting, Inc.(a) ....................       20,978,004
                                                                 --------------
                                                                    250,349,746
-------------------------------------------------------------------------------
             TOTAL INDUSTRIALS (COST $199,134,768) ...........      250,349,746
                                                                 --------------
INFORMATION TECHNOLOGY -- 24.59%
             COMMUNICATIONS EQUIPMENT -- 1.81%
 1,406,808   Adtran, Inc. ....................................       22,804,358
                                                                 --------------
             ELECTRONIC EQUIPMENT & INSTRUMENTS -- 4.55%
   795,192   Dolby Laboratories, Inc. -- Class A(a) ..........       27,123,999
 1,266,975   National Instruments Corp. ......................       23,629,084
   426,000   Trimble Navigation Ltd.(a) ......................        6,509,280
                                                                 --------------
                                                                     57,262,363
                                                                 --------------
             INTERNET SOFTWARE & SERVICES -- 2.28%
 2,767,000   Internap Network Services Corp.(a)(c)(d) ........        7,443,230
 1,893,100   The Knot, Inc.(a)(c)(d) .........................       15,523,420
   926,200   LoopNet, Inc.(a) ................................        5,631,296
                                                                 --------------
                                                                     28,597,946
                                                                 --------------
             SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 13.11%
   969,642   Cabot Microelectronics Corp.(a) .................       23,300,497
 1,311,900   Cree, Inc.(a) ...................................       30,869,007
 1,488,450   Fairchild Semiconductor International, Inc.(a) ..        5,551,918
 1,878,100   FormFactor, Inc.(a) .............................       33,843,362
 2,294,868   MKS Instruments, Inc.(a) ........................       33,665,714
 2,812,800   Semtech Corp.(a) ................................       37,550,880
                                                                 --------------
                                                                    164,781,378
                                                                 --------------
             SOFTWARE -- 2.84%
   639,100   F5 Networks, Inc. (a) ...........................       13,389,145
 1,291,600   Manhattan Associates, Inc.(a)(c) ................       22,370,512
                                                                 --------------
                                                                     35,759,657
-------------------------------------------------------------------------------
             TOTAL INFORMATION TECHNOLOGY
             (COST $411,456,768) .............................      309,205,702
                                                                 --------------


--------------------------------------------------------------------------------

                             BUFFALO SMALL CAP FUND
                             SCHEDULE OF INVESTMENTS
                                 MARCH 31, 2009
                                  (CONTINUED)

SHARES                                                             FAIR VALUE
-------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 1.96%
             DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.96%
 1,472,500   NeuStar, Inc.(a) ................................   $   24,664,375
-------------------------------------------------------------------------------
             TOTAL TELECOMMUNICATION SERVICES
             (COST $29,683,731) ..............................       24,664,375
                                                                 --------------

TOTAL COMMON STOCKS ..........................................    1,145,526,678
-------------------------------------------------------------------------------
(COST $1,438,555,485)

PREFERRED STOCKS -- 0.12%
FINANCIALS -- 0.12%
             REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.12%
    96,700   FirstService Corp.(b) ...........................        1,431,160
-------------------------------------------------------------------------------
             TOTAL FINANCIALS (COST $1,738,105) ..............        1,431,160
                                                                 --------------

TOTAL PREFERRED STOCKS .......................................        1,431,160
-------------------------------------------------------------------------------
(COST $1,738,105)

SHORT TERM INVESTMENTS -- 9.05%
INVESTMENT COMPANIES -- 9.05%
27,018,970   AIM STIT-Treasury Portfolio .....................       27,018,970
70,388,496   Fidelity Institutional Government Portfolio .....       70,388,496
16,388,990   SEI Daily Income Trust Treasury II Fund --
               Class B .......................................       16,388,990
-------------------------------------------------------------------------------
             TOTAL INVESTMENT COMPANIES ......................      113,796,456
                                                                 --------------

TOTAL SHORT TERM INVESTMENTS .................................      113,796,456
-------------------------------------------------------------------------------
(COST $113,796,456)

TOTAL INVESTMENTS -- 100.28% .................................    1,260,754,294
(COST $1,554,090,046)

Liabilities in Excess of Other Assets -- (0.28)% .............       (3,489,454)
                                                                 --------------
TOTAL NET ASSETS -- 100.00% ..................................   $1,257,264,840
                                                                 ==============

      PERCENTAGES ARE STATED AS A PERCENT OF NET ASSETS.
(A)   NON INCOME PRODUCING
(B)   FOREIGN ISSUED SECURITIES
(C) AFFILIATED COMPANY; THE FUND OWNS 5% OR MORE OF THE OUTSTANDING VOTING SECURITIES OF THE ISSUER. SEE NOTE 7 TO THE FINANCIAL STATEMENTS FOR FURTHER INFORMATION.
(D)   ILLIQUID SECURITIES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
52

                             BUFFALO USA GLOBAL FUND
                            SCHEDULE OF INVESTMENTS
                                 MARCH 31, 2009

SHARES                                                             FAIR VALUE
-------------------------------------------------------------------------------
COMMON STOCKS -- 98.10%
CONSUMER DISCRETIONARY -- 11.82%
             AUTO COMPONENTS -- 3.57%
   161,900   Gentex Corp. ....................................   $    1,612,524
    68,500   Johnson Controls, Inc. ..........................          822,000
                                                                 --------------
                                                                      2,434,524
                                                                 --------------
             HOTELS, RESTAURANTS & LEISURE -- 6.18%
    65,900   Carnival Corp.(b) ...............................        1,423,440
    25,600   McDonald's Corp. ................................        1,396,992
    50,900   Yum! Brands, Inc. ...............................        1,398,732
                                                                 --------------
                                                                      4,219,164
                                                                 --------------
             INTERNET & CATALOG RETAIL -- 2.07%
   112,500   eBay Inc.(a) ....................................        1,413,000
-------------------------------------------------------------------------------
             TOTAL CONSUMER DISCRETIONARY (COST $12,052,447)..        8,066,688
                                                                 --------------
CONSUMER STAPLES -- 7.49%
             BEVERAGES -- 1.51%
    23,500   The Coca-Cola Co. ...............................        1,032,825
                                                                 --------------
             HOUSEHOLD PRODUCTS -- 5.98%
    27,000   Colgate-Palmolive Co. ...........................        1,592,460
    25,000   Kimberly-Clark Corp. ............................        1,152,750
    28,315   The Procter & Gamble Co. ........................        1,333,353
                                                                 --------------
                                                                      4,078,563
-------------------------------------------------------------------------------
             TOTAL CONSUMER STAPLES (COST $4,790,215) ........        5,111,388
                                                                 --------------
ENERGY -- 4.51%
             ENERGY EQUIPMENT & SERVICES -- 4.51%
    50,700   Schlumberger Ltd.(b) ............................        2,059,434
    47,300   Smith International, Inc. .......................        1,016,004
                                                                 --------------
                                                                      3,075,438
-------------------------------------------------------------------------------
             TOTAL ENERGY (COST $5,644,249) ..................        3,075,438
                                                                 --------------
HEALTH CARE -- 13.60%
             HEALTH CARE EQUIPMENT & SUPPLIES -- 7.24%
    25,200   Baxter International, Inc. ......................        1,290,744
    54,000   Dentsply International, Inc. ....................        1,449,900
    32,600   Sigma-Aldrich Corp. .............................        1,231,954
    31,800   Varian Medical Systems, Inc.(a) .................          967,992
                                                                 --------------
                                                                      4,940,590
                                                                 --------------
             HEALTH CARE PROVIDERS & SERVICES -- 2.25%
    64,500   Pharmaceutical Product Development, Inc. ........        1,529,940
                                                                 --------------
             PHARMACEUTICALS -- 4.11%
    31,900   Abbott Laboratories .............................        1,521,630
    24,400   Johnson & Johnson ...............................        1,283,440
                                                                 --------------
                                                                      2,805,070
-------------------------------------------------------------------------------
             TOTAL HEALTH CARE (COST $8,785,270) .............        9,275,600
                                                                 --------------


--------------------------------------------------------------------------------

                             BUFFALO USA GLOBAL FUND
                            SCHEDULE OF INVESTMENTS
                                 MARCH 31, 2009
                                  (CONTINUED)

SHARES                                                             FAIR VALUE
-------------------------------------------------------------------------------
INDUSTRIALS -- 16.92%
             AEROSPACE & DEFENSE -- 1.74%
    33,300   The Boeing Co. ..................................   $    1,184,814
                                                                 --------------
             AIR FREIGHT & LOGISTICS -- 2.01%
    27,900   United Parcel Service, Inc. .....................        1,373,238
                                                                 --------------
             COMMERCIAL SERVICES & SUPPLIES -- 4.09%
    59,500   Brady Corp. .....................................        1,048,985
    65,100   Heidrick & Struggles International, Inc. ........        1,154,874
    23,400   Snap-on Inc. ....................................          587,340
                                                                 --------------
                                                                      2,791,199
                                                                 --------------
             CONSTRUCTION & ENGINEERING -- 2.38%
    47,000   Fluor Corp. .....................................        1,623,850
                                                                 --------------
             ELECTRICAL EQUIPMENT -- 1.78%
    42,400   Emerson Electric Co. ............................        1,211,792
                                                                 --------------
             INDUSTRIAL CONGLOMERATES -- 2.24%
    30,700   3M Co. ..........................................        1,526,404
                                                                 --------------
             MACHINERY -- 2.68%
   104,300   Chart Industries, Inc.(a) .......................          821,884
    47,300   Joy Global Inc. .................................        1,007,490
                                                                 --------------
                                                                      1,829,374
-------------------------------------------------------------------------------
             TOTAL INDUSTRIALS (COST $20,893,170) ............       11,540,671
                                                                 --------------

INFORMATION TECHNOLOGY -- 39.82%
             COMMUNICATIONS EQUIPMENT -- 5.07%
   136,800   Cisco Systems, Inc.(a) ..........................        2,294,136
    29,900   QUALCOMM Inc. ...................................        1,163,409
                                                                 --------------
                                                                      3,457,545
                                                                 --------------
             ELECTRONIC EQUIPMENT & INSTRUMENTS -- 6.52%
    47,400   Dolby Laboratories, Inc. -- Class A(a) ..........        1,616,814
    83,500   National Instruments Corp. ......................        1,557,275
    83,200   Trimble Navigation Ltd.(a) ......................        1,271,296
                                                                 --------------
                                                                      4,445,385
                                                                 --------------
             IT SERVICES -- 3.73%
    23,200   Visa Inc. .......................................        1,289,920
   100,000   Western Union Co. ...............................        1,257,000
                                                                 --------------
                                                                      2,546,920
                                                                 --------------
             SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 16.04%
    90,200   Broadcom Corp. -- Class A(a) ....................        1,802,196
    62,005   Cabot Microelectronics Corp.(a) .................        1,489,980
    93,600   FormFactor, Inc.(a) .............................        1,686,672
   102,900   Intel Corp. .....................................        1,548,645
    61,400   KLA-Tencor Corp. ................................        1,228,000
   132,700   MKS Instruments, Inc.(a) ........................        1,946,709
   121,200   National Semiconductor Corp. ....................        1,244,724
                                                                 --------------
                                                                     10,946,926
                                                                 --------------


--------------------------------------------------------------------------------
54

SHARES                                                             FAIR VALUE
-------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
             SOFTWARE -- 8.46%
    71,840   Electronic Arts Inc.(a) .........................   $    1,306,770
    68,200   F5 Networks, Inc.(a) ............................        1,428,790
    52,500   Microsoft Corp. .................................          964,425
   116,100   Red Hat, Inc.(a) ................................        2,071,224
                                                                 --------------
                                                                      5,771,209
-------------------------------------------------------------------------------
             TOTAL INFORMATION TECHNOLOGY (COST $35,079,995)..       27,167,985
                                                                 --------------
MATERIALS -- 3.94%
             CHEMICALS -- 3.94%
    39,000   E.I. du Pont de Nemours & Co. ...................          870,870
    19,900   Ecolab Inc. .....................................          691,127
    16,700   Praxair, Inc. ...................................        1,123,743
                                                                 --------------
                                                                      2,685,740
-------------------------------------------------------------------------------
             TOTAL MATERIALS (COST $3,356,975) ...............        2,685,740
                                                                 --------------

TOTAL COMMON STOCKS ..........................................       66,923,510
-------------------------------------------------------------------------------
(COST $90,602,321)

SHORT TERM INVESTMENTS -- 1.89%
INVESTMENT COMPANIES -- 1.89%
   105,157   AIM STIT-Treasury Portfolio .....................          105,157
 1,161,493   Fidelity Institutional Government Portfolio .....        1,161,493
    20,756   SEI Daily Income Trust Treasury II Fund --
               Class B .......................................           20,756
-------------------------------------------------------------------------------
             TOTAL INVESTMENT COMPANIES ......................        1,287,406
                                                                 --------------

TOTAL SHORT TERM INVESTMENTS .................................        1,287,406
-------------------------------------------------------------------------------
(COST $1,287,406)

TOTAL INVESTMENTS -- 99.99% ..................................       68,210,916
(COST $91,889,727)

Other Assets in Excess of Liabilities -- 0.01% ...............            9,812
                                                                 --------------
TOTAL NET ASSETS -- 100.00% ..................................   $   68,220,728
                                                                 ==============

      PERCENTAGES ARE STATED AS A PERCENT OF NET ASSETS.
(A)   NON INCOME PRODUCING
(B)   FOREIGN ISSUED SECURITIES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 MARCH 31, 2009

                                                                          BUFFALO          BUFFALO           BUFFALO
                                                                          BALANCED        HIGH YIELD      INTERNATIONAL
                                                                            FUND             FUND              FUND
-----------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments in securities, at cost:
    Investments in securities of unaffiliated issuers ...............   $ 144,149,641    $ 120,336,973    $  21,195,162
    Investments in securities of affiliated issuers .................              --               --               --
                                                                        -------------    -------------    -------------
Total investments, at cost ..........................................   $ 144,149,641    $ 120,336,973    $  21,195,162
                                                                        =============    =============    =============
  Investments in securities, at value:
    Investments in securities of unaffiliated issuers ...............   $ 112,629,565    $  93,267,306    $  13,440,248
    Investments in securities of affiliated issuers .................              --               --               --
                                                                        -------------    -------------    -------------
  Total investments, at value .......................................     112,629,565       93,267,306       13,440,248
  Cash ..............................................................              --               --               --
  Cash denominated in foreign currency, at value(1) .................              --               --          112,547
  Receivables:
    Investments sold ................................................              --               --               --
    Fund shares sold ................................................          56,068          149,714           35,773
    Dividends .......................................................         180,403          120,621           54,800
    Interest ........................................................         958,812        1,919,885              668
  Other assets ......................................................          15,422           12,022            8,039
                                                                        -------------    -------------    -------------
      Total assets ..................................................     113,840,270       95,469,548       13,652,075
                                                                        -------------    -------------    -------------
LIABILITIES:
  Payables:
    Investments purchased ...........................................              --               --               --
    Written options, at value(2) ....................................           7,000               --               --
    Fund shares purchased ...........................................          47,202           36,305            1,916
    Management fees .................................................          93,467           78,298           11,072
    Custodian .......................................................              --               --            2,198
  Accrued expenses ..................................................             300            8,943            4,732
                                                                        -------------    -------------    -------------
      Total liabilities .............................................         147,969          123,546           19,918
                                                                        -------------    -------------    -------------
NET ASSETS ..........................................................   $ 113,692,301    $  95,346,002    $  13,632,157
                                                                        =============    =============    =============
NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital) .......................   $ 145,839,865    $ 125,309,555    $  24,606,589
  Accumulated net investment income (loss) ..........................         159,887           20,389           (4,295)
  Accumulated net realized loss from investment
   and foreign currency transactions ................................        (793,325)      (2,914,275)      (3,215,385)
  Net unrealized depreciation from investments, options written
   and translation of assets and liabilities in foreign currency ....     (31,514,126)     (27,069,667)      (7,754,752)
                                                                        -------------    -------------    -------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES .........................   $ 113,692,301    $  95,346,002    $  13,632,157
                                                                        =============    =============    =============
Capital shares, $1.00 par value:
  Authorized ........................................................       Unlimited        Unlimited        Unlimited
                                                                        =============    =============    =============
  Outstanding .......................................................      14,414,913       11,622,237        2,566,952
                                                                        =============    =============    =============
NET ASSET VALUE PER SHARE ...........................................   $        7.89    $        8.20    $        5.31
                                                                        =============    =============    =============

(1) Cash denominated in foreign currencies, at cost .................              --               --          112,385
(2) Written options, premiums received ..............................          12,950               --               --

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
56

                                                                           BUFFALO
   BUFFALO           BUFFALO            BUFFALO           BUFFALO         SCIENCE &          BUFFALO            BUFFALO
    CHINA           LARGE CAP          MICRO CAP          MID CAP         TECHNOLOGY        SMALL CAP         USA GLOBAL
     FUND              FUND              FUND              FUND              FUND              FUND              FUND
--------------------------------------------------------------------------------------------------------------------------
$   23,177,347    $   27,932,460    $   24,247,859    $  262,011,804    $  134,746,309    $1,061,540,742    $   91,889,727
            --                --                --                --                --       492,549,304                --
--------------    --------------    --------------    --------------    --------------    --------------    --------------
$   23,177,347    $   27,932,460    $   24,247,859    $  262,011,804    $  134,746,309    $1,554,090,046    $   91,889,727
==============    ==============    ==============    ==============    ==============    ==============    ==============

$   14,039,037    $   21,246,278    $   13,800,562    $  193,234,866    $  102,859,556    $1,048,739,209    $   68,210,916
            --                --                --                --                --       212,015,085                --
--------------    --------------    --------------    --------------    --------------    --------------    --------------
    14,039,037        21,246,278        13,800,562       193,234,866       102,859,556     1,260,754,294        68,210,916
            --                --                --                --                --            35,960                --
       256,040                --                --                --                --                --                --

            --                --           266,233           982,838                --                --                --
        19,093            69,790            13,328           378,014           254,512         4,036,476            34,668
        38,194            27,147             3,497           118,452            61,615           221,438            81,490
            58               376               189             1,373             1,996            32,367               481
        10,065             7,162             4,188            19,330            19,309            73,513            13,416
--------------    --------------    --------------    --------------    --------------    --------------    --------------
    14,362,487        21,350,753        14,087,997       194,734,873       103,196,988     1,265,154,048        68,340,971
--------------    --------------    --------------    --------------    --------------    --------------    --------------

            --                --            46,733           754,475           579,225         6,110,941                --
            --                --                --                --                --                --                --
         2,926            13,859             7,705           108,705            56,095           811,153            64,947
        17,444            16,990            15,641           150,985            80,711           966,335            55,023
         3,551                --                --                --                --                --                --
        25,083               367               500               737               726               779               273
--------------    --------------    --------------    --------------    --------------    --------------    --------------
        49,004            31,216            70,579         1,014,902           716,757         7,889,208           120,243
--------------    --------------    --------------    --------------    --------------    --------------    --------------
$   14,313,483    $   21,319,537    $   14,017,418    $  193,719,971    $  102,480,231    $1,257,264,840    $   68,220,728
==============    ==============    ==============    ==============    ==============    ==============    ==============

$   31,924,125    $   29,795,516    $   30,485,525    $  298,147,431    $  145,350,926    $1,590,518,536    $   92,764,987
        12,866            70,403                --                --                --         3,016,868                --

    (8,485,250)       (1,860,200)       (6,020,810)      (35,650,522)      (10,983,942)      (42,934,812)         (865,448)

    (9,138,258)       (6,686,182)      (10,447,297)      (68,776,938)      (31,886,753)     (293,335,752)      (23,678,811)
--------------    --------------    --------------    --------------    --------------    --------------    --------------
$   14,313,483    $   21,319,537    $   14,017,418    $  193,719,971    $  102,480,231    $1,257,264,840    $   68,220,728
==============    ==============    ==============    ==============    ==============    ==============    ==============

     Unlimited         Unlimited         Unlimited         Unlimited         Unlimited         Unlimited         Unlimited
==============    ==============    ==============    ==============    ==============    ==============    ==============

     2,910,376         1,828,147         3,183,724        20,905,496        11,982,949        77,548,519         4,773,256
==============    ==============    ==============    ==============    ==============    ==============    ==============

$         4.92    $        11.66    $         4.40    $         9.27    $         8.55    $        16.21    $        14.29
==============    ==============    ==============    ==============    ==============    ==============    ==============

       255,988                --                --                --                --                --                --
            --                --                --                --                --                --                --

--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS
                        For the Year Ended March 31, 2009

                                                                       BUFFALO         BUFFALO         BUFFALO
                                                                       BALANCED       HIGH YIELD    INTERNATIONAL
                                                                         FUND            FUND            FUND
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest .......................................................   $  4,734,268    $  8,853,926    $     28,726
  Dividends:
   Dividends from securities of unaffiliated issuers .............      2,653,941         494,675         408,667
   Dividends from securities of affiliated issuers (Note 7) ......             --              --              --
  Foreign tax withheld ...........................................        (16,729)        (32,813)        (49,690)
                                                                     ------------    ------------    ------------
   Total investment income .......................................      7,371,480       9,315,788         387,703
                                                                     ------------    ------------    ------------
EXPENSES:
  Management fees ................................................      1,509,588       1,147,788         178,081
  Custody fees ...................................................             --              --          17,575
  Registration fees ..............................................         37,010          30,801          16,142
  Other ..........................................................          6,089           6,607           2,634
                                                                     ------------    ------------    ------------
   Total expenses ................................................      1,552,687       1,185,196         214,432
                                                                     ------------    ------------    ------------
   Net investment income (loss) ..................................      5,818,793       8,130,592         173,271
                                                                     ------------    ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) from:
   Investment transactions of unaffiliated issuers ...............        572,523      (2,376,085)     (2,912,553)
   Investment transactions of affiliated issuers (Note 7) ........             --              --              --
   Foreign currency transaction ..................................             --              --         (35,620)
  Net unrealized appreciation/depreciation during the year on:
   Investments ...................................................    (56,261,871)    (22,506,314)     (6,624,363)
   Translation of assets and liabilities in foreign currencies ...             --              --            (151)
   Options written ...............................................          5,950              --              --
                                                                     ------------    ------------    ------------
   Net realized and unrealized loss on investments ...............    (55,683,398)    (24,882,399)     (9,572,687)
                                                                     ------------    ------------    ------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........   $(49,864,605)   $(16,751,807)   $ (9,399,416)
                                                                     ============    ============    ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
58

                                                                           BUFFALO
   BUFFALO            BUFFALO           BUFFALO           BUFFALO          SCIENCE &         BUFFALO           BUFFALO
    CHINA            LARGE CAP         MICRO CAP          MID CAP         TECHNOLOGY        SMALL CAP         USA GLOBAL
     FUND              FUND              FUND              FUND              FUND              FUND              FUND
--------------------------------------------------------------------------------------------------------------------------
$        4,452    $       10,723    $       13,454    $       56,550    $       66,106    $      384,114    $       95,319

       459,688           397,611            98,816         2,066,160           916,422        14,170,768         1,395,978
            --                --                --                --                --         2,464,006                --
       (27,064)           (5,559)               --                --           (18,208)          (25,384)               --
--------------    --------------    --------------    --------------    --------------    --------------    --------------
       437,076           402,775           112,270         2,122,710           964,320        16,993,504         1,491,297
--------------    --------------    --------------    --------------    --------------    --------------    --------------
       317,326           304,857           299,894         2,791,558         1,226,557        13,863,010           942,780
        46,727                --                --                --                --                --                --
        19,536            24,172            18,377            33,854            30,228            55,372            41,316
         2,631             3,343             2,459            11,800             5,647            58,254             6,308
--------------    --------------    --------------    --------------    --------------    --------------    --------------
       386,220           332,372           320,730         2,837,212         1,262,432        13,976,636           990,404
--------------    --------------    --------------    --------------    --------------    --------------    --------------
        50,856            70,403          (208,460)         (714,502)         (298,112)        3,016,868           500,893
--------------    --------------    --------------    --------------    --------------    --------------    --------------

    (8,431,284)       (1,840,880)       (6,013,489)      (35,650,522)      (10,076,173)      (25,101,915)          (81,437)
            --                --                --                --                --       (17,381,020)               --
         7,976                --                --                --                --                --                --

    (3,995,816)      (10,738,065)       (4,685,758)      (49,591,961)      (21,815,800)     (222,422,330)      (33,410,320)
          (214)               --                --                --                --                --                --
            --                --                --                --                --                --                --
--------------    --------------    --------------    --------------    --------------    --------------    --------------
   (12,419,338)      (12,578,945)      (10,699,247)      (85,242,483)      (31,891,973)     (264,905,265)      (33,491,757)
--------------    --------------    --------------    --------------    --------------    --------------    --------------
$  (12,368,482)   $  (12,508,542)   $  (10,907,707)   $  (85,956,985)   $  (32,190,085)   $ (261,888,397)   $  (32,990,864)
==============    ==============    ==============    ==============    ==============    ==============    ==============


--------------------------------------------------------------------------------

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     BUFFALO
                                                                                  BALANCED FUND
                                                                           YEAR ENDED        YEAR ENDED
                                                                         MARCH 31, 2009    MARCH 31, 2008
---------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income ..............................................   $    5,818,793    $    5,363,860
  Net realized gain (loss) from investment transactions ..............          572,523         3,272,616
  Net unrealized depreciation during the period on investments and
   translation of assets and liabilities in foreign currencies .......      (56,255,921)       (3,527,834)
                                                                         --------------    --------------
     Net increase (decrease) in net assets resulting from operations..      (49,864,605)        5,108,642

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ..............................................       (5,822,370)       (5,303,101)
  Net realized gain from investment transactions .....................               --        (5,826,774)
  Return of capital ..................................................               --                --
                                                                         --------------    --------------
     Total distributions to shareholders .............................       (5,822,370)      (11,129,875)

CAPITAL SHARE TRANSACTIONS:
  Shares sold ........................................................       59,215,520        63,360,616
  Reinvested dividends and distributions .............................        5,025,871        10,162,275
                                                                         --------------    --------------
    Shares issued ....................................................       64,241,391        73,522,891
  Redemptions ........................................................      (61,553,431)      (67,263,482)
  Redemption fees (Note 5) ...........................................           30,439            26,182
                                                                         --------------    --------------
    Shares repurchased ...............................................      (61,522,992)      (67,237,300)
                                                                         --------------    --------------
      Net increase (decrease) from capital share transactions ........        2,718,399         6,285,591
                                                                         --------------    --------------
        Total increase (decrease) in net assets ......................      (52,968,576)          264,358

NET ASSETS:
  Beginning of period ................................................      166,660,877       166,396,519
                                                                         --------------    --------------
  End of period ......................................................   $  113,692,301    $  166,660,877
                                                                         ==============    ==============
  Accumulated net investment income (loss) at end of period ..........   $      159,887    $      130,642
                                                                         ==============    ==============
Fund share transactions:
  Shares sold ........................................................        5,760,895         5,231,020
  Reinvested dividends and distributions .............................          534,584           843,453
                                                                         --------------    --------------
                                                                              6,295,479         6,074,473
  Shares repurchased .................................................       (6,525,176)       (5,643,814)
                                                                         --------------    --------------
      Net increase (decrease) in fund shares .........................         (229,697)          430,659
                                                                         ==============    ==============

(1) FOR THE PERIOD FROM SEPTEMBER 28, 2007 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
60

           BUFFALO                          BUFFALO                        BUFFALO                        BUFFALO
       HIGH YIELD FUND                 INTERNATIONAL FUND                CHINA FUND                   LARGE CAP FUND
 YEAR ENDED       YEAR ENDED     YEAR ENDED    PERIOD ENDED(1)   YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
  MARCH 31,        MARCH 31,      MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
    2009             2008           2009            2008            2009            2008            2009            2008
----------------------------------------------------------------------------------------------------------------------------
$  8,130,592    $ 10,195,426    $    173,271    $     41,619    $     50,856    $     35,801    $     70,403    $     60,398
  (2,376,085)      2,426,104      (2,948,173)       (331,045)     (8,423,308)      3,296,727      (1,840,880)      4,710,548

 (22,506,314)    (14,935,730)     (6,624,514)     (1,130,238)     (3,996,030)     (6,145,928)    (10,738,065)     (8,071,338)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
 (16,751,807)     (2,314,200)     (9,399,416)     (1,419,664)    (12,368,482)     (2,813,400)    (12,508,542)     (3,300,392)

  (8,318,578)    (10,502,793)       (144,277)             --         (45,967)       (117,393)         (1,000)        (59,398)
  (1,079,972)       (544,460)        (11,829)             --        (782,990)     (2,593,503)     (3,835,923)     (1,567,312)
          --              --         (76,083)             --              --              --              --              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
  (9,398,550)    (11,047,253)       (232,189)             --        (828,957)     (2,710,896)     (3,836,923)     (1,626,710)

  16,751,679      45,380,795       3,325,267      24,082,096       2,954,033      20,749,734       4,297,958      13,788,273
   6,974,950       8,074,452         223,666              --         798,069       2,623,292       3,755,677       1,607,659
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
  23,726,629      53,455,247       3,548,933      24,082,096       3,752,102      23,373,026       8,053,635      15,395,932
 (53,445,534)    (70,403,980)     (2,324,171)       (626,995)     (5,657,109)    (11,854,504)    (11,904,460)    (21,241,272)
      39,521          26,613           1,042           2,521           2,949          22,884           2,722           3,208
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
 (53,406,013)    (70,377,367)     (2,323,129)       (624,474)     (5,654,160)    (11,831,620)    (11,901,738)    (21,238,064)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
 (29,679,384)    (16,922,120)      1,225,804      23,457,622      (1,902,058)     11,541,406      (3,848,103)     (5,842,132)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
 (55,829,741)    (30,283,573)     (8,405,801)     22,037,958     (15,099,497)      6,017,110     (20,193,568)    (10,769,234)

 151,175,743     181,459,316      22,037,958              --      29,412,980      23,395,870      41,513,105      52,282,339
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$ 95,346,002    $151,175,743    $ 13,632,157    $ 22,037,958    $ 14,313,483    $ 29,412,980    $ 21,319,537    $ 41,513,105
============    ============    ============    ============    ============    ============    ============    ============
$     20,389    $    180,781    $     (4,295)   $      2,330    $     12,866    $         --    $     70,403    $      1,000
============    ============    ============    ============    ============    ============    ============    ============

   1,862,503       4,092,034         538,944       2,418,413         463,441       1,681,894         294,043         609,622
     794,878         741,588          23,058              --          82,360         216,682         211,856          71,943
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
   2,657,381       4,833,622         562,002       2,418,413         545,801       1,898,576         505,899         681,565
  (5,567,341)     (6,421,963)       (346,932)        (66,531)       (781,076)       (974,864)       (786,755)       (994,360)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
  (2,909,960)     (1,588,341)        215,070       2,351,882        (235,275)        923,712        (280,856)       (312,795)
============    ============    ============    ============    ============    ============    ============    ============


--------------------------------------------------------------------------------

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  BUFFALO
                                                                                               MICRO CAP FUND
                                                                                        YEAR ENDED        YEAR ENDED
                                                                                      MARCH 31, 2009    MARCH 31, 2008
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss) ....................................................   $     (208,460)   $     (507,209)
  Net realized gain (loss) from investment transactions ...........................       (6,013,489)        2,563,819
  Net unrealized appreciation/depreciation during the period on investments and
   translation of assets and liabilities in foreign currencies ....................       (4,685,758)      (15,688,683)
                                                                                      --------------    --------------
    Net decrease in net assets resulting from operations ..........................      (10,907,707)      (13,632,073)

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ...........................................................               --                --
  Net realized gain from investment transactions ..................................       (1,452,126)       (3,482,157)
  Return of capital ...............................................................               --                --
                                                                                      --------------    --------------
    Total distributions to shareholders ...........................................       (1,452,126)       (3,482,157)
CAPITAL SHARE TRANSACTIONS:
  Shares sold .....................................................................        1,842,044         3,601,054
  Reinvested dividends and distributions ..........................................        1,400,704         3,396,132
                                                                                      --------------    --------------
   Shares issued ..................................................................        3,242,748         6,997,186
  Redemptions .....................................................................       (4,253,220)      (19,954,238)
  Redemption fees (Note 5) ........................................................            5,214             5,211
                                                                                      --------------    --------------
   Shares repurchased .............................................................       (4,248,006)      (19,949,027)
                                                                                      --------------    --------------
    Net increase (decrease) from capital share transactions .......................       (1,005,258)      (12,951,841)
                                                                                      --------------    --------------
      Total increase (decrease) in net assets .....................................      (13,365,091)      (30,066,071)

NET ASSETS:
  Beginning of period .............................................................       27,382,509        57,448,580
                                                                                      --------------    --------------
  End of period ...................................................................   $   14,017,418    $   27,382,509
                                                                                      ==============    ==============
  Accumulated net investment income (loss) at end of period .......................   $           --    $           --
                                                                                      ==============    ==============
Fund share transactions:
  Shares sold .....................................................................          277,680           323,168
  Reinvested dividends and distributions ..........................................          293,034           330,363
                                                                                      --------------    --------------
                                                                                             570,714           653,531
Shares repurchased ................................................................         (627,557)       (1,725,969)
                                                                                      --------------    --------------
    Net increase (decrease) in fund shares ........................................          (56,843)       (1,072,438)
                                                                                      ==============    ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
62

--------------------------------------------------------------------------------------------------------------------------------
           BUFFALO                         BUFFALO                          BUFFALO                           BUFFALO
        MID CAP FUND              SCIENCE & TECHNOLOGY FUND              SMALL CAP FUND                   USA GLOBAL FUND
 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
  MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,        MARCH 31,         MARCH 31,        MARCH 31,       MARCH 31,
    2009            2008            2009            2008             2009              2008             2009            2008
--------------------------------------------------------------------------------------------------------------------------------
$   (714,502)   $ (1,037,725)   $   (298,112)   $   (704,075)   $    3,016,868    $   (8,653,871)   $    500,893    $    404,678
 (35,650,522)     37,061,864     (10,076,173)     11,065,828       (42,482,935)      219,007,460         (81,437)        190,470

 (49,591,961)    (87,222,355)    (21,815,800)    (31,651,343)     (222,422,330)     (616,125,561)    (33,410,320)    (11,538,683)
------------    ------------    ------------    ------------    --------------    --------------    ------------    ------------
 (85,956,985)    (51,198,216)    (32,190,085)    (21,289,590)     (261,888,397)     (405,771,972)    (32,990,864)    (10,943,535)

          --              --              --              --                --                --        (534,033)       (402,160)
  (4,947,676)    (35,000,462)     (2,417,812)    (10,295,364)      (56,555,052)     (205,414,207)       (340,411)     (3,457,374)
          --              --              --              --                --                --              --              --
------------    ------------    ------------    ------------    --------------    --------------    ------------    ------------
  (4,947,676)    (35,000,462)     (2,417,812)    (10,295,364)      (56,555,052)     (205,414,207)       (874,444)     (3,859,534)

  81,239,572     149,703,596      37,177,752      91,644,206       423,146,497       536,338,711      18,633,969      75,619,969
   4,753,475      33,333,319       2,357,016      10,109,112        54,909,937       198,679,626         864,128       3,820,921
------------    ------------    ------------    ------------    --------------    --------------    ------------    ------------
  85,993,047     183,036,915      39,534,768     101,753,318       478,056,434       735,018,337      19,498,097      79,440,890
(181,430,738)   (113,273,064)    (47,330,472)    (78,199,571)     (505,124,178)     (634,712,878)    (27,226,577)    (29,884,924)
      53,889          35,762          33,237          27,334           461,253           208,058          22,524          12,992
------------    ------------    ------------    ------------    --------------    --------------    ------------    ------------
(181,376,849)   (113,237,302)    (47,297,235)    (78,172,237)     (504,662,925)     (634,504,820)    (27,204,053)    (29,871,932)
------------    ------------    ------------    ------------    --------------    --------------    ------------    ------------
 (95,383,802)     69,799,613      (7,762,467)     23,581,081       (26,606,491)      100,513,517      (7,705,956)     49,568,958
------------    ------------    ------------    ------------    --------------    --------------    ------------    ------------
(186,288,463)    (16,399,065)    (42,370,364)     (8,003,873)     (345,049,940)     (510,672,662)    (41,571,264)     34,765,889

 380,008,434     396,407,499     144,850,595     152,854,468     1,602,314,780     2,112,987,442     109,791,992      75,026,103
------------    ------------    ------------    ------------    --------------    --------------    ------------    ------------
$193,719,971    $380,008,434    $102,480,231    $144,850,595    $1,257,264,840    $1,602,314,780    $ 68,220,728    $109,791,992
============    ============    ============    ============    ==============    ==============    ============    ============
$         --    $         --    $         --    $         --    $    3,016,868    $           --    $         --    $     33,293
============    ============    ============    ============    ==============    ==============    ============    ============

   7,486,295       9,337,090       3,748,394       6,378,012        24,429,329        19,433,900         952,197       3,194,143
     351,588       2,175,804         194,153         762,952         2,604,836         8,299,065          54,384         161,654
------------    ------------    ------------    ------------    --------------    --------------    ------------    ------------
   7,837,883      11,512,894       3,942,547       7,140,964        27,034,165        27,732,965       1,006,581       3,355,797
 (16,486,530)     (7,491,591)     (4,660,189)     (5,783,593)      (27,742,236)      (24,948,839)     (1,499,420)     (1,330,448)
------------    ------------    ------------    ------------    --------------    --------------    ------------    ------------
  (8,648,647)      4,021,303        (717,642)      1,357,371          (708,071)        2,784,126        (492,839)      2,025,349
============    ============    ============    ============    ==============    ==============    ============    ============


--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                              BUFFALO BALANCED FUND

CONDENSED DATA FOR A SHARE OF CAPITAL                                              YEARS ENDED MARCH 31,
STOCK OUTSTANDING THROUGHOUT THE YEAR.                        2009           2008           2007           2006           2005
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .....................   $    11.38     $    11.71     $    10.79     $     9.98     $     9.38
                                                           ----------     ----------     ----------     ----------     ----------
  Income from investment operations:
    Net investment income ..............................         0.38           0.36           0.32           0.30           0.29
    Net gains (losses) on securities
      (both realized and unrealized) ...................        (3.49)          0.05           0.92           0.81           0.62
                                                           ----------     ----------     ----------     ----------     ----------
  Total from investment operations .....................        (3.11)          0.41           1.24           1.11           0.91
                                                           ----------     ----------     ----------     ----------     ----------
  Less distributions:
    Dividends from net investment income ...............        (0.38)         (0.36)         (0.32)         (0.30)         (0.31)
    Distributions from capital gains ...................           --          (0.38)            --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
  Total distributions ..................................        (0.38)         (0.74)         (0.32)         (0.30)         (0.31)
                                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of year ...........................   $     7.89     $    11.38     $    11.71     $    10.79     $     9.98
                                                           ==========     ==========     ==========     ==========     ==========
Total return ...........................................       (27.75%)         3.23%         11.67%         11.23%          9.75%
                                                           ==========     ==========     ==========     ==========     ==========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) .................   $  113,692     $  166,661     $  166,397     $  150,228     $  143,041
Ratio of expenses to average net assets ................         1.03%          1.02%          1.03%          1.03%          1.03%
Ratio of net investment income to average net assets ...         3.85%          2.99%          2.85%          2.89%          3.13%
Portfolio turnover rate ................................           14%            17%            28%            18%            30%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
64

                              FINANCIAL HIGHLIGHTS
                             BUFFALO HIGH YIELD FUND

CONDENSED DATA FOR A SHARE OF CAPITAL                                              YEARS ENDED MARCH 31,
STOCK OUTSTANDING THROUGHOUT THE YEAR.                        2009           2008           2007           2006           2005
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .....................   $    10.40     $    11.26     $    11.22     $    11.13     $    11.24
                                                           ----------     ----------     ----------     ----------     ----------
  Income from investment operations:
    Net investment income ..............................         0.70           0.65           0.63           0.58           0.42
    Net gains (losses) on securities
      (both realized and unrealized) ...................        (2.10)         (0.81)          0.06           0.16          (0.09)
                                                           ----------     ----------     ----------     ----------     ----------
  Total from investment operations .....................        (1.40)         (0.16)          0.69           0.74           0.33
                                                           ----------     ----------     ----------     ----------     ----------
  Less distributions:
    Dividends from net investment income ...............        (0.72)         (0.67)         (0.65)         (0.65)         (0.44)
    Distributions from capital gains ...................        (0.08)         (0.03)            --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
  Total distributions ..................................        (0.80)         (0.70)         (0.65)         (0.65)         (0.44)
                                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of year ...........................   $     8.20     $    10.40     $    11.26     $    11.22     $    11.13
                                                           ==========     ==========     ==========     ==========     ==========
Total return ...........................................       (13.64%)        (1.52%)         6.42%          6.82%          2.96%
                                                           ==========     ==========     ==========     ==========     ==========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) .................   $   95,346     $  151,176     $  181,459     $  211,577     $  304,746
Ratio of expenses to average net assets ................         1.03%          1.02%          1.02%          1.02%          1.02%
Ratio of net investment income to average net assets ...         7.08%          5.71%          5.66%          5.03%          3.71%
Portfolio turnover rate ................................            7%            22%             9%            28%            45%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                           BUFFALO INTERNATIONAL FUND

                                                                                     FOR THE PERIOD FROM
                                                                                     SEPTEMBER 28, 2007
                                                                                      (COMMENCEMENT OF
CONDENSED DATA FOR A SHARE OF CAPITAL                                YEAR ENDED        OPERATIONS) TO
STOCK OUTSTANDING THROUGHOUT THE PERIOD.                           MARCH 31, 2009      MARCH 31, 2008
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...........................     $     9.37          $    10.00
                                                                     ----------          ----------
  Income from investment operations:
    Net investment income ......................................           0.08                0.02
    Net losses on securities (both realized and unrealized) ....          (4.04)              (0.65)
                                                                     ----------          ----------
  Total from investment operations .............................          (3.96)              (0.63)
                                                                     ----------          ----------
  Less distributions:
    Dividends from net investment income .......................          (0.09)                 --
    Distributions from capital gains ...........................          (0.01)                 --
                                                                     ----------          ----------
  Total distributions ..........................................          (0.10)                 --
                                                                     ----------          ----------
Net asset value, end of period .................................     $     5.31          $     9.37
                                                                     ==========          ==========
Total return* ..................................................         (42.76%)             (6.30%)
                                                                     ==========          ==========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) .......................     $   13,632          $   22,038
Ratio of expenses to average net assets** ......................           1.20%               1.29%
Ratio of net investment income to average net assets** .........           0.97%               0.39%
Portfolio turnover rate* .......................................             26%                 11%

*     NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
**    ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
66

                              FINANCIAL HIGHLIGHTS
                               BUFFALO CHINA FUND

                                                                                                                 FOR THE PERIOD FROM
                                                                                                                  DECEMBER 18, 2006
                                                                                                                  (COMMENCEMENT OF
CONDENSED DATA FOR A SHARE OF CAPITAL                                                   YEARS ENDED                OPERATIONS) TO
STOCK OUTSTANDING THROUGHOUT THE PERIOD.                                MARCH 31, 2009(2)(3)    MARCH 31, 2008     MARCH 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .................................       $     9.35            $    10.53        $    10.00
                                                                             ----------            ----------        ----------
  Income from investment operations:
    Net investment income (loss) .....................................             0.02                  0.02             (0.01)
    Net gains (losses) on securities (both realized and unrealized) ..            (4.17)                (0.29)             0.54
                                                                             ----------            ----------        ----------
  Total from investment operations ...................................            (4.15)                (0.27)             0.53
                                                                             ----------            ----------        ----------
  Less distributions:
    Dividends from net investment income .............................            (0.02)                (0.05)               --
    Distributions from capital gains .................................            (0.26)                (0.87)               --
                                                                             ----------            ----------        ----------
  Total distributions ................................................            (0.28)                (0.92)               --
                                                                             ----------            ----------        ----------
  Paid-in capital from redemption fees (Note 5) ......................               --(1)               0.01                --(1)
                                                                             ----------            ----------        ----------
Net asset value, end of period .......................................       $     4.92            $     9.35        $    10.53
                                                                             ==========            ==========        ==========
Total return* ........................................................           (45.89%)               (4.47%)            5.30%
                                                                             ==========            ==========        ==========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) .............................       $   14,313            $   29,413        $   23,396
Ratio of expenses to average net assets** ............................             1.83%                 1.72%             2.13%
Ratio of net investment income (loss) to average net assets** ........             0.24%                 0.10%            (0.48%)
Portfolio turnover rate* .............................................               54%                   75%                3%

*     NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
**    ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
(1)   LESS THAN $0.01 PER SHARE.
(2) KORNITZER CAPITAL MANAGEMENT, INC. ASSUMED SOLE MANAGEMENT ADVISORY RESPONSIBILITY FOR BUFFALO CHINA FUND EFFECTIVE NOVEMBER 17, 2008. PRIOR TO NOVEMBER 17, 2008, JAYHAWK CAPITAL MANAGEMENT, LLC PROVIDED SUB-ADVISORY SERVICES.
(3) EFFECTIVE NOVEMBER 17, 2008, THE FUND NAME WAS CHANGED TO BUFFALO CHINA FUND. PRIOR TO NOVEMBER 17, 2008, THE FUND WAS KNOWN AS THE BUFFALO JAYHAWK CHINA FUND.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                             BUFFALO LARGE CAP FUND

CONDENSED DATA FOR A SHARE OF CAPITAL                                              YEARS ENDED MARCH 31,
STOCK OUTSTANDING THROUGHOUT THE YEAR.                        2009           2008           2007           2006           2005
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .....................   $    19.68     $    21.59     $    19.45     $    17.81     $    17.57
                                                           ----------     ----------     ----------     ----------     ----------
  Income from investment operations:
    Net investment income ..............................         0.04           0.02             --           0.03           0.12
    Net gains (losses) on securities
      (both realized and unrealized) ...................        (6.14)         (1.30)          2.16           1.73           0.15
                                                           ----------     ----------     ----------     ----------     ----------
  Total from investment operations .....................        (6.10)         (1.28)          2.16           1.76           0.27
                                                           ----------     ----------     ----------     ----------     ----------
  Less distributions:
    Dividends from net investment income ...............           --          (0.02)         (0.02)         (0.12)         (0.03)
    Distributions from capital gains ...................        (1.92)         (0.61)            --             --             --
                                                           ----------     ----------     ----------     ----------     ----------
  Total distributions ..................................        (1.92)         (0.63)         (0.02)         (0.12)         (0.03)
                                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of year ...........................   $    11.66     $    19.68     $    21.59     $    19.45     $    17.81
                                                           ==========     ==========     ==========     ==========     ==========
Total return ...........................................       (34.35%)        (6.25%)        11.10%          9.95%          1.52%
                                                           ==========     ==========     ==========     ==========     ==========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) .................   $   21,320     $   41,513     $   52,282     $   54,248     $   56,299
Ratio of expenses to average net assets ................         1.09%          1.05%          1.05%          1.04%          1.05%
Ratio of net investment income (loss) to average
  net assets ...........................................         0.23%          0.11%         (0.02%)         0.16%          0.64%
Portfolio turnover rate ................................           27%            32%            17%            40%            17%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
68

                              FINANCIAL HIGHLIGHTS
                             BUFFALO MICRO CAP FUND

                                                                                                                        FOR THE
                                                                                                                      PERIOD FROM
                                                                                                                      MAY 21, 2004
                                                                                                                    (COMMENCEMENT OF
CONDENSED DATA FOR A SHARE OF CAPITAL                                               YEARS ENDED MARCH 31,            OPERATIONS) TO
STOCK OUTSTANDING THROUGHOUT THE PERIOD.                      2009           2008           2007            2006     MARCH 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...................   $     8.45     $    13.32     $    13.48     $    10.62     $    10.00
                                                           ----------     ----------     ----------     ----------     ----------
  Income from investment operations:
    Net investment loss ................................        (0.07)         (0.16)         (0.13)         (0.12)         (0.07)
    Net gains (losses) on securities
      (both realized and unrealized) ...................        (3.49)         (3.69)          0.66           3.03           0.66
                                                           ----------     ----------     ----------     ----------     ----------
  Total from investment operations .....................        (3.56)         (3.85)          0.53           2.91           0.59
                                                           ----------     ----------     ----------     ----------     ----------
  Less distributions from capital gains ................        (0.49)         (1.02)         (0.69)         (0.05)            --
                                                           ----------     ----------     ----------     ----------     ----------
  Paid-in capital from redemption fees (Note 5) ........           --(1)          --(1)          --(1)          --(1)        0.03
                                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of period .........................   $     4.40     $     8.45     $    13.32     $    13.48     $    10.62
                                                           ==========     ==========     ==========     ==========     ==========
Total return* ..........................................       (42.64%)       (30.23%)         4.13%         27.48%          6.20%
                                                           ==========     ==========     ==========     ==========     ==========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) ...............   $   14,017     $   27,383     $   57,449     $   61,190     $   39,327
Ratio of expenses to average net assets** ..............         1.55%          1.50%          1.50%          1.51%          1.58%
Ratio of net investment loss to average
  net assets** .........................................        (1.01%)        (1.08%)        (0.95%)        (1.09%)        (1.14%)
Portfolio turnover rate* ...............................           31%            34%            38%            50%            28%

*     NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
**    ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
(1)   LESS THAN $0.01 PER SHARE.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                              BUFFALO MID CAP FUND

CONDENSED DATA FOR A SHARE OF CAPITAL                                              YEARS ENDED MARCH 31,
STOCK OUTSTANDING THROUGHOUT THE YEAR.                        2009           2008           2007           2006           2005
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .....................   $    12.86     $    15.53     $    15.46     $    12.54     $    12.43
                                                           ----------     ----------     ----------     ----------     ----------
  Income from investment operations:
    Net investment loss ................................        (0.03)         (0.03)         (0.05)         (0.02)         (0.04)
    Net gains (losses) on securities
      (both realized and unrealized) ...................        (3.38)         (1.42)          0.41           3.17           0.31
                                                           ----------     ----------     ----------     ----------     ----------
  Total from investment operations .....................        (3.41)         (1.45)          0.36           3.15           0.27
                                                           ----------     ----------     ----------     ----------     ----------
  Less distributions from capital gains ................        (0.18)         (1.22)         (0.29)         (0.23)         (0.16)
                                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of year ...........................   $     9.27     $    12.86     $    15.53     $    15.46     $    12.54
                                                           ==========     ==========     ==========     ==========     ==========
Total return ...........................................       (26.96%)       (10.60%)         2.41%         25.21%          2.15%
                                                           ==========     ==========     ==========     ==========     ==========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) .................   $  193,720     $  380,008     $  396,407     $  344,206     $  170,880
Ratio of expenses to average net assets ................         1.02%          1.01%          1.02%          1.02%          1.03%
Ratio of net investment loss to average net assets .....        (0.26%)        (0.23%)        (0.32%)        (0.21%)        (0.39%)
Portfolio turnover rate ................................           17%            34%            21%            19%            21%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
70

                              FINANCIAL HIGHLIGHTS
                        BUFFALO SCIENCE & TECHNOLOGY FUND

CONDENSED DATA FOR A SHARE OF CAPITAL                                              YEARS ENDED MARCH 31,
STOCK OUTSTANDING THROUGHOUT THE YEAR.                        2009           2008           2007           2006           2005
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .....................   $    11.41     $    13.48     $    13.68     $    10.73     $    11.04
                                                           ----------     ----------     ----------     ----------     ----------
  Income from investment operations:
    Net investment loss ................................        (0.02)         (0.06)         (0.04)         (0.04)         (0.02)
    Net gains (losses) on securities
      (both realized and unrealized) ...................        (2.64)         (1.26)          0.54           3.04          (0.29)
                                                           ----------     ----------     ----------     ----------     ----------
  Total from investment operations .....................        (2.66)         (1.32)          0.50           3.00          (0.31)
                                                           ----------     ----------     ----------     ----------     ----------
  Less distributions from capital gains ................        (0.20)         (0.75)         (0.70)         (0.05)            --
                                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of year ...........................   $     8.55     $    11.41     $    13.48     $    13.68     $    10.73
                                                           ==========     ==========     ==========     ==========     ==========
Total return ...........................................       (23.85%)       (10.57%)         4.28%         27.96%         (2.81%)
                                                           ==========     ==========     ==========     ==========     ==========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) .................   $  102,480     $  144,851     $  152,854     $  111,331     $   62,690
Ratio of expenses to average net assets ................         1.03%          1.02%          1.03%          1.03%          1.05%
Ratio of net investment loss to average net assets .....        (0.24%)        (0.39%)        (0.37%)        (0.40%)        (0.24%)
Portfolio turnover rate ................................           51%            52%            35%            46%            25%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                             BUFFALO SMALL CAP FUND

CONDENSED DATA FOR A SHARE OF CAPITAL                                              YEARS ENDED MARCH 31,
STOCK OUTSTANDING THROUGHOUT THE YEAR.                        2009           2008           2007           2006           2005
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .....................   $    20.48     $    28.00     $    28.71     $    26.30     $    25.70
                                                           ----------     ----------     ----------     ----------     ----------
  Income from investment operations:
    Net investment income (loss) .......................         0.04          (0.11)         (0.11)         (0.11)         (0.07)
    Net gains (losses) on securities
      (both realized and unrealized) ...................        (3.55)         (4.75)          1.44           5.63           1.56
                                                           ----------     ----------     ----------     ----------     ----------
  Total from investment operations .....................        (3.51)         (4.86)          1.33           5.52           1.49
                                                           ----------     ----------     ----------     ----------     ----------
  Less dividends and distributions:
    Dividends from net investment income ...............           --             --             --             --          (0.02)
    Distributions from capital gains ...................        (0.76)         (2.66)         (2.04)         (3.11)         (0.87)
                                                           ----------     ----------     ----------     ----------     ----------
  Total dividends and distributions ....................        (0.76)         (2.66)         (2.04)         (3.11)         (0.89)
                                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of year ...........................   $    16.21     $    20.48     $    28.00     $    28.71     $    26.30
                                                           ==========     ==========     ==========     ==========     ==========
Total return ...........................................       (18.00%)       (18.74%)         4.95%         22.46%          5.75%
                                                           ==========     ==========     ==========     ==========     ==========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) .................   $1,257,265     $1,602,315     $2,112,987     $2,116,173     $1,845,847
Ratio of expenses to average net assets ................         1.01%          1.00%          1.01%          1.01%          1.01%
Ratio of net investment income (loss) to average
  net assets ...........................................         0.22%         (0.41%)        (0.42%)        (0.42%)        (0.28%)
Portfolio turnover rate ................................           15%            37%            15%            27%            35%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
72

                              FINANCIAL HIGHLIGHTS
                             BUFFALO USA GLOBAL FUND

CONDENSED DATA FOR A SHARE OF CAPITAL                                              YEARS ENDED MARCH 31,
STOCK OUTSTANDING THROUGHOUT THE YEAR.                        2009           2008           2007           2006           2005
---------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year .....................   $    20.85     $    23.15     $    21.39     $    18.82     $    19.18
                                                           ----------     ----------     ----------     ----------     ----------
  Income from investment operations:
    Net investment income ..............................         0.10           0.08           0.05           0.05           0.12
    Net gains (losses) on securities
      (both realized and unrealized) ...................        (6.48)         (1.48)          2.45           2.59          (0.37)
                                                           ----------     ----------     ----------     ----------     ----------
  Total from investment operations. ....................        (6.38)         (1.40)          2.50           2.64          (0.25)
                                                           ----------     ----------     ----------     ----------     ----------
  Less dividends and distributions:
    Dividends from net investment income ...............        (0.11)         (0.08)         (0.06)         (0.07)         (0.11)
    Distributions from capital gains. ..................        (0.07)         (0.82)         (0.68)            --             --
                                                           ----------     ----------     ----------     ----------     ----------
  Total dividends and distributions ....................        (0.18)         (0.90)         (0.74)         (0.07)         (0.11)
                                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of year ...........................   $    14.29     $    20.85     $    23.15     $    21.39     $    18.82
                                                           ==========     ==========     ==========     ==========     ==========
Total return ...........................................       (30.70%)        (6.51%)        11.86%         14.05%         (1.30%)
                                                           ==========     ==========     ==========     ==========     ==========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) .................   $   68,221     $  109,792     $   75,026     $   73,113     $   73,977
Ratio of expenses to average net assets ................         1.05%          1.03%          1.04%          1.04%          1.04%
Ratio of net investment income to average
  net assets ...........................................         0.53%          0.37%          0.24%          0.23%          0.67%
Portfolio turnover rate ................................           51%            31%            13%            11%            33%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS

                                                                  March 31, 2009

1. SIGNIFICANT ACCOUNTING POLICIES:

The Buffalo Funds (comprised of the Buffalo Balanced Fund, Buffalo High Yield Fund, Buffalo International Fund, Buffalo China Fund (formerly Buffalo Jayhawk China Fund), Buffalo Large Cap Fund, Buffalo Micro Cap Fund, Buffalo Mid Cap Fund, Buffalo Science & Technology Fund, Buffalo Small Cap Fund and Buffalo USA Global Fund), (the "Funds") are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of the Buffalo Funds are issued in multiple series, with each series, in effect, representing a separate fund. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

A. INVESTMENT VALUATION -- Corporate stocks and bonds traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ"), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and asked price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the "Board"). If events occur that will affect the value of a Fund's portfolio securities before the NAV has been calculated (a "significant event"), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to a Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of March 31, 2009, the Buffalo High Yield Fund held two fair valued securities with a market value of $60,098 or 0.06% of total net assets, and the Buffalo China Fund held two fair valued securities with a market value of $0 or 0% of total net assets. In addition, with respect to the valuation of securities principally traded on foreign markets, the Buffalo China Fund and the Buffalo International Fund use a fair value pricing service approved by the Funds' Board which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign markets, but before the close of the exchange.

Debt securities with remaining maturities of 60 days or less are normally valued at amortized cost, unless the Board determines that amortized cost does not represent fair value.

When the Buffalo China Fund or the Buffalo International Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars. In purchasing or selling local currency to execute transactions on foreign exchanges, the Buffalo China Fund and the Buffalo International Fund will be exposed to the risk that the value of the foreign currency will increase or decrease, which may impact the value of the portfolio holdings and your investment. China has, and may continue to adopt, internal economic policies that affect its currency valuations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in China. In addition, a country may impose formal or informal currency exchange controls (or "capital controls"). These types of controls may restrict or prohibit the Buffalo China Fund's ability to repatriate both investment capital and income, which could undermine the value of the portfolio holdings and potentially place the Buffalo China Fund's assets at risk of total loss.

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978.


--------------------------------------------------------------------------------
74

Effective April 1, 2008, the Funds adopted Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with U.S. generally accepted accounting principles and expands disclosures about fair value measurements. SFAS 157 is applicable in conjunction with other accounting pronouncements that require or permit fair value measurements, but does not expand the use of fair value to any new circumstances. More specifically, SFAS 157 emphasizes that fair value is a market based measurement, not an entity-specific measurement, and sets out a fair value hierarchy with the highest priority given to quoted prices in active markets and the lowest priority to unobservable inputs.

Level 1 -- Quoted prices in active markets for identical securities. The types of assets and liabilities carried at Level 1 fair value generally are government and agency securities, equities listed in active markets, certain futures and certain options.

Level 2 -- Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc). The types of assets and liabilities carried at Level 2 fair value generally are municipal bonds, certain mortgage and asset-backed securities, certain corporate debt obligations, commercial paper and repurchase agreements.

Level 3 -- Significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments). The types of assets and liabilities carried at Level 3 fair value generally are certain mortgage and asset-backed securities, certain corporate debt obligations and certain derivatives.

Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds' own assumptions based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of March 31, 2009. These assets are measured on a recurring basis.

BUFFALO BALANCED FUND
                                                                                                       INVESTMENTS
                                                                                                           IN
DESCRIPTION                                                                                            SECURITIES    WRITTEN OPTIONS
------------------------------------------------------------------------------------------------------------------------------------
Level 1 -- Quoted prices ..........................................................................   $ 70,537,139     $     (7,000)
Level 2 -- Other significant observable inputs ....................................................     42,092,426               --
Level 3 -- Significant unobservable inputs ........................................................             --               --
Total .............................................................................................   $112,629,565     $     (7,000)

BUFFALO HIGH YIELD FUND
                                                                                                                      INVESTMENTS IN
DESCRIPTION                                                                                                             SECURITIES
------------------------------------------------------------------------------------------------------------------------------------
Level 1 -- Quoted prices ...........................................................................................   $  6,385,568
Level 2 -- Other significant observable inputs .....................................................................     86,821,640
Level 3 -- Significant unobservable inputs .........................................................................         60,098
Total ..............................................................................................................   $ 93,267,306

                                                                                                                      INVESTMENTS IN
                                                                                                                        SECURITIES
                                                                                                                          FOR THE
                                                                                                                        YEAR ENDED
FAIR VALUE MEASUREMENT USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)                                                MARCH 31, 2009
------------------------------------------------------------------------------------------------------------------------------------
Fair value as of 03/31/2008 ........................................................................................   $    374,550
Total unrealized gain (losses) included in earnings ................................................................       (314,452)
                                                                                                                       ------------
Fair value as of 3/31/2009 .........................................................................................   $     60,098
                                                                                                                       ============
The amount of total gains or losses for the period included in net increase (decrease) in net asset applicable to outstanding shares attributed to the change in unrealized gains or losses relating
  to assets still held at the reporting date .......................................................................       (314,452)
                                                                                                                       ============

BUFFALO INTERNATIONAL FUND
                                                                                                                      INVESTMENTS IN
DESCRIPTION                                                                                                             SECURITIES
------------------------------------------------------------------------------------------------------------------------------------
Level 1 -- Quoted prices ...........................................................................................   $  6,959,128
Level 2 -- Other significant observable inputs* ....................................................................      6,481,120
Level 3 -- Significant unobservable inputs .........................................................................             --
Total ..............................................................................................................   $ 13,440,248


--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2009
                                   (CONTINUED)

BUFFALO CHINA FUND
                                                                                                                      INVESTMENTS IN
DESCRIPTION                                                                                                             SECURITIES
------------------------------------------------------------------------------------------------------------------------------------
Level 1 -- Quoted prices ...........................................................................................   $  2,021,937
Level 2 -- Other significant observable inputs* ....................................................................     12,017,100
Level 3 -- Significant unobservable inputs .........................................................................             --
Total ..............................................................................................................   $ 14,039,037

                                                                                                                      INVESTMENTS IN
                                                                                                                        SECURITIES
                                                                                                                         FOR THE
                                                                                                                        SIX MONTHS
                                                                                                                          ENDED
FAIR VALUE MEASUREMENT USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)                                                MARCH 31, 2009
------------------------------------------------------------------------------------------------------------------------------------
Fair value as of 03/31/2008 ........................................................................................   $  2,069,115
Total unrealized gain (losses) included in earnings ................................................................     (1,479,266)
Transfers in (out) of Level 3 ......................................................................................       (589,849)
                                                                                                                       ------------
Fair value as of 3/31/2009 .........................................................................................   $         --
                                                                                                                       ============
The amount of total gains or losses for the period included in net increase (decrease) in net asset applicable to outstanding shares attributed to the change in unrealized gains or losses relating
  to assets still held at the reporting date. ......................................................................             --
                                                                                                                       ============

BUFFALO LARGE CAP FUND
                                                                                                                      INVESTMENTS IN
DESCRIPTION                                                                                                             SECURITIES
------------------------------------------------------------------------------------------------------------------------------------
Level 1 -- Quoted prices ...........................................................................................   $ 21,246,278
Level 2 -- Other significant observable inputs .....................................................................             --
Level 3 -- Significant unobservable inputs .........................................................................             --
Total ..............................................................................................................   $ 21,246,278

BUFFALO MICRO CAP FUND
                                                                                                                      INVESTMENTS IN
DESCRIPTION                                                                                                             SECURITIES
------------------------------------------------------------------------------------------------------------------------------------
Level 1 -- Quoted prices ...........................................................................................   $ 13,800,562
Level 2 -- Other significant observable inputs .....................................................................             --
Level 3 -- Significant unobservable inputs .........................................................................             --
Total ..............................................................................................................   $ 13,800,562

BUFFALO MID CAP FUND
                                                                                                                      INVESTMENTS IN
DESCRIPTION                                                                                                             SECURITIES
------------------------------------------------------------------------------------------------------------------------------------
Level 1 -- Quoted prices ...........................................................................................   $ 193,234,866
Level 2 -- Other significant observable inputs .....................................................................             --
Level 3 -- Significant unobservable inputs .........................................................................             --
Total ..............................................................................................................   $ 193,234,866

BUFFALO SCIENCE & TECHNOLOGY FUND
                                                                                                                      INVESTMENTS IN
DESCRIPTION                                                                                                             SECURITIES
------------------------------------------------------------------------------------------------------------------------------------
Level 1 -- Quoted prices ...........................................................................................   $102,859,556
Level 2 -- Other significant observable inputs .....................................................................             --
Level 3 -- Significant unobservable inputs .........................................................................             --
Total ..............................................................................................................   $102,859,556

BUFFALO SMALL CAP FUND
                                                                                                                      INVESTMENTS IN
DESCRIPTION                                                                                                             SECURITIES
------------------------------------------------------------------------------------------------------------------------------------
Level 1 -- Quoted prices ...........................................................................................  $1,260,754,294
Level 2 -- Other significant observable inputs .....................................................................              --
Level 3 -- Significant unobservable inputs .........................................................................              --
Total ..............................................................................................................  $1,260,754,294


--------------------------------------------------------------------------------
76

BUFFALO USA GLOBAL FUND
                                                                                                                      INVESTMENTS IN
DESCRIPTION                                                                                                             SECURITIES
------------------------------------------------------------------------------------------------------------------------------------
Level 1 -- Quoted prices ...........................................................................................   $ 68,210,916
Level 2 -- Other significant observable inputs .....................................................................             --
Level 3 -- Significant unobservable inputs  .........................................................................             --
Total ..............................................................................................................   $ 68,210,916

* THE FUNDS' VALUATION POLICY RESULTS IN THE USE OF FAIR VALUATION PROCEDURES FOR CERTAIN INTERNATIONAL INVESTMENTS WHEN MARKET ACTIVITY FOLLOWS THE LOCAL CLOSING OF MARKETS, BUT BEFORE THE DETERMINATION OF THE FUNDS' NAVS. THE USE OF THIS PROCEDURE RESULTS IN THE CLASSIFICATION OF INVESTMENTS VALUED IN THIS MANNER AS "LEVEL 2". IN THE EVENT THAT SUCH FAIR VALUATION PROCEDURES ARE NOT REQUIRED, IN ACCORDANCE WITH THE FUNDS' POLICY, THESE INVESTMENTS WOULD BE INCLUDED IN THE "LEVEL 1" DESIGNATION.

B. FEDERAL INCOME TAXES -- Each Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income and excise taxes. Therefore, no federal income tax provision has been provided.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Funds would recognize interest and penalties accrued related to unrecognized tax benefits in "Other expenses" on the Statement of Operations. Generally, the tax authorities can examine tax returns filed for all open tax years (March 31, 2006 - March 31, 2009).

C. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income is recognized on the accrual basis. Realized gains and losses from investment transactions are reported on the identified cost basis. All discounts/premiums are accreted/ amortized for financial reporting purposes and are included in interest income.

D. DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for premium amortization on debt securities and deferral of post October and wash sale losses.

E. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

F. FOREIGN CURRENCY TRANSLATION -- Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

G. PURCHASED AND WRITTEN OPTION CONTRACTS -- Certain of the Funds may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that a Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.


--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2009
                                   (CONTINUED)

An option that is written by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. An option that is purchased by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. If an options exchange closes after the time at which a Fund's net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value.

H. INDEMNIFICATIONS -- Under the Funds' organizational documents, officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

I. RECENT ACCOUNTING PRONOUNCEMENTS -- In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. Management is currently evaluating the implications of SFAS 161.

On April 9, 2009, the FASB issued Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP 157-4). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current SFAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009 and shall be applied prospectively. Management is currently evaluating the impact that the adoption of FSP 157-4 will have in the amounts and disclosures within the Funds' financial statements.

2. FEDERAL TAX MATTERS:

The tax character of distributions paid during the year ended March 31, 2009 and the year ended March 31, 2008 was as follows:

                                                    YEAR ENDED MARCH 31, 2009          YEAR ENDED MARCH 31, 2008
                                           -----------------------------------------------------------------------
                                             ORDINARY      RETURN OF    LONG-TERM       ORDINARY      LONG-TERM
                                              INCOME        CAPITAL   CAPITAL GAINS*     INCOME     CAPITAL GAINS*
------------------------------------------------------------------------------------------------------------------
Buffalo Balanced Fund ..................   $  5,822,370   $      --   $         --   $  5,711,754   $  5,418,121
Buffalo High Yield Fund ................      8,318,636          --      1,079,914     10,502,793        544,460
Buffalo International Fund .............        156,106      76,083             --             --             --
Buffalo China Fund .....................        518,977          --        309,980      2,710,896             --
Buffalo Large Cap Fund .................          1,000          --      3,835,923         59,398      1,567,312
Buffalo Micro Cap Fund .................         27,187       1,259      1,423,680             --      3,482,157
Buffalo Mid Cap Fund ...................             --          --      4,947,676      2,097,788     32,902,674
Buffalo Science & Technology Fund ......        876,650          --      1,541,162      2,270,198      8,025,166
Buffalo Small Cap Fund .................             --          --     56,555,052     20,342,199    185,072,008
Buffalo USA Global Fund ................        534,033          --        340,411        426,757      3,432,777

* THE FUNDS DESIGNATE AS LONG-TERM CAPITAL GAIN DIVIDENDS, PURSUANT TO INTERNAL REVENUE CODE SECTION 852(B)(3), THE AMOUNTS NECESSARY TO REDUCE THE EARNINGS AND PROFITS OF THE FUNDS RELATED TO NET CAPITAL GAIN TO ZERO.

      Total distributions paid differ from the Statements of Changes in Net Assets due primarily to the recharacterization of short-term capital gain distributions to ordinary distributions for tax purposes.


--------------------------------------------------------------------------------
78

Additionally, U.S. Generally Accepted Accounting Principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2009, the following table shows the reclassifications made:

                                           UNDISTRIBUTED     ACCUMULATED
                                          NET INVESTMENT    NET REALIZED      PAID IN
                                           INCOME/(LOSS)     GAIN/(LOSS)      CAPITAL
---------------------------------------------------------------------------------------
Buffalo Balanced Fund ..................   $     32,822    $    (32,822)   $         --
Buffalo High Yield Fund ................         27,594         (27,594)             --
Buffalo International Fund .............         40,464          35,619         (76,083)
Buffalo China Fund .....................          7,977          (7,977)             --
Buffalo Large Cap Fund .................             --            (314)            314
Buffalo Micro Cap Fund .................        208,460           1,259        (209,719)
Buffalo Mid Cap Fund ...................        714,502            (299)       (714,203)
Buffalo Science & Technology Fund ......        298,112             (22)       (298,090)
Buffalo Small Cap Fund .................             --            (602)            602
Buffalo USA Global Fund ................           (159)        (10,295)         10,454

The permanent differences primarily relate to foreign currency adjustments, sale on discount bonds, net operating losses and excise tax adjustments with differing book and tax methods for accounting.

As of March 31, 2009, the components of accumulated earnings (losses) for income tax purposes were as follows:

                                                    BUFFALO         BUFFALO        BUFFALO         BUFFALO          BUFFALO
                                                   BALANCED       HIGH YIELD    INTERNATIONAL       CHINA          LARGE CAP
                                                     FUND            FUND            FUND           FUND             FUND
-----------------------------------------------------------------------------------------------------------------------------
Tax Cost of Investments(a) ...................   $144,250,611    $121,276,030    $ 21,347,415    $ 23,575,542    $ 27,947,309
                                                 ------------    ------------    ------------    ------------    ------------
Unrealized Appreciation ......................      8,252,200       1,591,098         393,558       1,167,011       1,791,832
Unrealized Depreciation ......................    (39,867,296)    (29,599,822)     (8,300,725)    (10,703,516)     (8,492,863)
                                                 ------------    ------------    ------------    ------------    ------------
Net unrealized appreciation (depreciation) ...   $(31,615,096)   $(28,008,724)   $ (7,907,167)   $ (9,536,505)   $ (6,701,031)
                                                 ============    ============    ============    ============    ============
Undistributed Ordinary Income ................        260,857         448,908              --          12,866          70,403
Undistributed Long Term Capital Gains ........             --              --              --              --              --
                                                 ------------    ------------    ------------    ------------    ------------
Total Distributable earnings .................   $    260,857    $    448,908    $         --    $     12,866    $     70,403
                                                 ============    ============    ============    ============    ============
Other accumulated gain/(loss) ................       (793,325)     (2,403,737)     (3,067,265)     (8,087,003)     (1,845,351)
                                                 ------------    ------------    ------------    ------------    ------------
Total accumulated gain/(loss) ................   $(32,147,564)   $(29,963,553)   $(10,974,432)   $(17,610,642)   $ (8,475,979)
                                                 ============    ============    ============    ============    ============

                                                    BUFFALO        BUFFALO         BUFFALO          BUFFALO          BUFFALO
                                                   MICRO CAP       MID CAP        SCIENCE &        SMALL CAP        USA GLOBAL
                                                     FUND            FUND      TECHNOLOGY FUND        FUND             FUND
-------------------------------------------------------------------------------------------------------------------------------
Tax Cost of Investments(a) ...................   $ 24,247,859    $ 262,362,316   $135,548,553    $1,554,781,891    $ 92,363,700
                                                 ------------    -------------   ------------    --------------    ------------
Unrealized Appreciation ......................      1,420,595       20,906,341      5,895,494       193,293,451       5,215,540
Unrealized Depreciation ......................    (11,867,892)     (90,033,791)   (38,584,491)     (487,321,048)    (29,368,324)
                                                 ------------    -------------   ------------    --------------    ------------
Net unrealized appreciation (depreciation) ...   $(10,447,297)   $ (69,127,450)  $(32,688,997)   $ (294,027,597)   $(24,152,784)
                                                 ============    =============   ============    ==============    ============
Undistributed Ordinary Income ................             --               --             --         3,016,868              --
Undistributed Long Term Capital Gains ........             --               --             --                --              --
                                                 ------------    -------------   ------------    --------------    ------------
Total Distributable earnings .................   $         --    $          --   $         --    $    3,016,868    $         --
                                                 ============    =============   ============    ==============    ============
Other accumulated gain/(loss) ................     (6,020,810)     (35,300,010)   (10,181,698)      (42,242,967)       (391,475)
                                                 ------------    -------------   ------------    --------------    ------------
Total accumulated gain/(loss) ................   $(16,468,107)   $(104,427,460)  $(42,870,695)   $ (333,253,696)   $(24,544,259)
                                                 ============    =============   ============    ==============    ============

      THE DIFFERENCE BETWEEN BOOK-BASIS AND TAX-BASIS UNREALIZED APPRECIATION IS ATTRIBUTABLE PRIMARILY TO THE TAX DEFERRAL OF LOSSES ON WASH SALES, TRUST PREFERRED SECURITIES' ADJUSTMENTS, AND PREMIUM AMORTIZATION.
(A) REPRESENTS COST FOR FEDERAL INCOME TAX PURPOSE AND MAY DIFFER FROM THE COST FOR FINANCIAL REPORTING PURPOSES.


--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2009
                                   (CONTINUED)

As of March 31, 2009, the accumulated net realized loss on sales of investments and losses deferred for federal income tax purposes which are available to offset future taxable gains are as follows:

                                                         CAPITAL LOSS
                                                           CARRYOVER     EXPIRES
--------------------------------------------------------------------------------
Buffalo Balanced Fund ................................    $   261,035   03/31/17
Buffalo High Yield Fund ..............................    $   526,859   03/31/17
Buffalo International Fund ...........................    $ 1,595,613   03/31/17
Buffalo China Fund ...................................    $ 1,307,508   03/31/17
Buffalo Large Cap Fund ...............................    $   846,278   03/31/17
Buffalo Micro Cap Fund ...............................    $ 1,922,081   03/31/17
Buffalo Mid Cap Fund .................................    $10,671,211   03/31/17
Buffalo Science & Technology Fund ....................    $ 4,323,454   03/31/17
Buffalo Small Cap Fund ...............................    $16,177,574   03/31/17

At March 31, 2009, the following funds deferred, on a tax basis, post-October losses of:

              Buffalo Balanced Fund ..................   $   532,290
              Buffalo High Yield Fund ................   $ 1,876,878
              Buffalo International Fund .............   $ 1,471,814
              Buffalo China Fund .....................   $ 6,779,547
              Buffalo Large Cap Fund .................   $   999,073
              Buffalo Micro Cap Fund .................   $ 4,098,729
              Buffalo Mid Cap Fund ...................   $24,628,799
              Buffalo Science & Technology Fund ......   $ 5,858,244
              Buffalo Small Cap Fund .................   $26,065,393
              Buffalo USA Global Fund ................   $   391,475

For the year ended March 31, 2009, the Buffalo International Fund earned foreign source income and paid foreign taxes which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

                                                      GROSS      TAXES
                                                    DIVIDEND   WITHHELD
         --------------------------------------------------------------
         Brazil .................................   $ 47,390   $  3,643
         Austria ................................      6,823      1,023
         Bermuda ................................     29,450          0
         Hong Kong ..............................     14,171          0
         Japan ..................................      6,210        435
         Singapore ..............................      1,458          0
         Switzerland ............................     27,088      4,097
         China ..................................      3,403        480
         Germany ................................     55,776      8,830
         Spain ..................................     65,058     10,044
         Finland ................................      6,508      1,003
         France .................................     53,950      9,658
         United Kingdom .........................     15,649          0
         Isreal .................................      5,154        894
         India ..................................      2,602        520
         Jersey .................................      2,625          0
         Republic of Korea ......................      2,125        405
         Cayman Islands .........................      1,416        264
         Luxembourg .............................     11,276      1,224
         Mexico .................................      3,422          0
         Malaysia ...............................        239          0
         Netherlands ............................     22,906      3,558
         Norway .................................      1,980        297
         Sweden .................................      7,882      1,157
         Taiwan, Province of China ..............     10,349      2,070
         South Africa ...........................      2,071          0
         United States ..........................      1,687          0
                                                    --------   --------
         Total ..................................   $408,667   $ 49,603

3. RELATED PARTY TRANSACTIONS:

Management fees are paid to Kornitzer Capital Management, Inc. ("KCM") at the rate of 1.00% per annum of the average daily net asset values of the Funds or series, except for the Buffalo China Fund and Buffalo Micro Cap Fund, which have a management fee rate of 1.50% and 1.45%, respectively. The management fees are for services which include the costs of all management, supervisory and administrative services required in the normal operation of the Funds. This includes investment management and supervision; fees of the custodian (except for the additional cost of maintaining custody of assets in foreign jurisdictions, when compared to domestic custody costs), independent registered public accounting firm and legal counsel; fees and expenses of officers, directors and other personnel; rent; shareholder services; and other items incidental to corporate administration. Pursuant to a Master Services Agreement with U.S. Bancorp Fund Services, LLC ("US Bancorp"), KCM pays US Bancorp a fee of 30/100 of 1% (0.30%) of each Fund's average daily net assets out of the fees KCM receives from the Funds. US Bancorp provides or obtains various operational services required by the Funds, pays various Fund expenses and acts as paying agent to compensate other Fund service providers. Some of the other Fund service providers are affiliates of US Bancorp.


--------------------------------------------------------------------------------
80

The management fees do not include the cost of acquiring and disposing of portfolio securities, taxes, if any, imposed directly on the Funds or series and their shares, insurance, certain director expenses and the cost of qualifying the Funds' or series' shares for sale in any jurisdiction. Certain officers and a trustee of the Funds are also officers and/or directors of Kornitzer Capital Management, Inc.

A trustee of the Funds is affiliated with US Bancorp and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Funds, as described above.

4. AGGREGATE COMPENSATION TO DIRECTORS/TRUSTEES:

The Funds do not directly compensate any of their trustees. U.S. Bancorp Fund Services, LLC pays trustee fees to non-interested Board members from its share of the management fee that it receives from Kornitzer Capital Management, Inc. The aggregate compensation paid to the Funds' non-interested trustees for their service on the Funds' Boards for the year ended March 31, 2009 was $81,500. Interested trustees who are affiliated with either the advisor or the Funds' service providers do not receive any compensation from the Funds, but are compensated directly by the advisor or service provider in connection with their employment with those entities.

5. REDEMPTION FEE:

Shares of the Buffalo Balanced Fund, Buffalo International Fund, Buffalo China Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund, Buffalo Science & Technology Fund and Buffalo USA Global Fund sold or exchanged within 60 days of their purchase and shares of the Buffalo High Yield Fund, Buffalo Micro Cap Fund and Buffalo Small Cap Fund sold or exchanged within 180 days of their purchase are subject to a redemption fee of 2.00% of the value of the shares sold or exchanged. The Funds will employ the "first in, first out" method to calculate the 60-day or 180-day holding period. The redemption fee is retained by the Funds and will help pay transaction and tax costs that long-term investors may bear when the Funds realize capital gains as a result of selling securities to meet investor redemptions.

6. INVESTMENT TRANSACTIONS:

The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Funds for the year ended March 31, 2009, were as follows:

                                   BUFFALO        BUFFALO        BUFFALO        BUFFALO         BUFFALO
                                   BALANCED      HIGH YIELD   INTERNATIONAL      CHINA        LARGE CAP
                                     FUND           FUND           FUND           FUND           FUND
Purchases ....................   $25,761,071   $  7,978,113   $   6,825,375   $ 10,704,809   $ 8,180,889
Proceeds from Sales ..........   $20,098,844   $ 41,921,680   $   4,199,752   $ 12,163,879   $16,350,936

                                                                 BUFFALO
                                   BUFFALO       BUFFALO        SCIENCE &        BUFFALO       BUFFALO
                                  MICRO CAP      MID CAP       TECHNOLOGY      SMALL CAP     USA GLOBAL
                                     FUND          FUND            FUND           FUND          FUND
Purchases ....................   $ 6,319,229   $ 47,205,002   $  60,055,800   $206,104,869   $45,414,262
Proceeds from Sales ..........   $ 9,179,476   $145,020,942   $  73,366,283   $376,607,746   $51,521,418

There were no purchases or sales of long-term U.S. government securities for any Funds during the period ended March 31, 2009.


--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2009
                                   (CONTINUED)

7. TRANSACTIONS WITH AFFILIATES:*

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate market value of all securities of affiliated companies held in the Buffalo Small Cap Fund as of March 31, 2009 amounted to $250,085,850, representing 19.89% of net assets. There were no affiliated companies held in any other Funds. A summary of affiliated transactions for each company which is an affiliate at March 31, 2009 or was an affiliate during the period ended March 31, 2009 is as follows:

                                                 CABOT
                                 ALIGN           MICRO-      CHRISTOPHER &
                              TECHNOLOGY,     ELECTRONICS        BANKS        COLDWATER.      CORINTHIAN
                                  INC.           CORP.           CORP.        CREEK, INC.   COLLEGES, INC.
----------------------------------------------------------------------------------------------------------
March 31, 2008 Balance
  Shares .................      3,918,725       1,194,442       2,650,900       5,668,900       4,887,090
  Cost ...................   $ 48,083,820    $ 35,556,905    $ 47,000,874    $ 71,445,153    $ 69,462,912
Gross Additions
  Shares .................        651,400              --         102,800       2,075,300              --
  Cost ...................   $  6,683,523    $         --    $    717,289    $ 11,151,621    $         --
Gross Deductions
  Shares .................             --          21,242         130,800              --         607,490
  Cost ...................   $         --    $    849,943    $  2,869,909    $         --    $ 16,439,009
March 31, 2009 Balance
  Shares .................      4,570,125              --       2,622,900       7,744,200              --
  Cost ...................   $ 54,767,343    $         --    $ 44,848,254    $ 82,596,774    $         --
                             ============    ============    ============    ============    ============
Realized gain (loss) .....   $         --    $    157,542    $ (1,756,536)   $         --    $    221,560
                             ============    ============    ============    ============    ============
Investment income ........   $         --    $         --    $    632,856    $         --    $         --
                             ============    ============    ============    ============    ============

                               HEIDRICK &      INTERNAP
                               STRUGGLES       NETWORK                         MANHATTAN
                             INTERNATIONAL,    SERVICES        THE KNOT,       ASSOCIATES
                                  INC.           CORP.            INC.            INC.
-----------------------------------------------------------------------------------------
March 31, 2008 Balance
  Shares .................      1,278,200       2,797,000       1,906,200       1,304,600
  Cost ...................   $ 41,177,671    $ 43,371,549    $ 32,627,077    $ 27,832,828
Gross Additions
  Shares .................             --              --           6,900              --
  Cost ...................   $         --    $         --    $     51,285    $         --
Gross Deductions
  Shares .................         13,500          30,000          20,000          13,000
  Cost ...................   $    693,360    $    502,842    $    409,600    $    370,760
March 31, 2009 Balance
  Shares .................      1,264,700       2,767,000       1,893,100       1,291,600
  Cost ...................   $ 40,484,311    $ 42,868,707    $ 32,268,762    $ 27,462,068
                             ============    ============    ============    ============
Realized gain (loss) .....   $   (430,543)   $   (435,621)   $   (270,715)   $   (173,575)
                             ============    ============    ============    ============
Investment income ........   $    330,580    $         --    $         --    $         --
                             ============    ============    ============    ============

                                              MARKETAXESS                       OXFORD
                              MARINEMAX,       HOLDINGS,        MENTOR        INDUSTRIES,
                                  INC.            INC.           CORP.            INC.
-----------------------------------------------------------------------------------------
March 31, 2008 Balance
  Shares .................      1,557,332       1,801,706       1,715,600       1,169,625
  Cost ...................   $ 29,564,586    $ 27,632,087    $ 51,427,231    $ 42,367,008
Gross Additions
  Shares .................         64,550              --              --              --
  Cost ...................   $    343,721    $         --    $         --    $         --
Gross Deductions
  Shares .................        700,832          15,000          26,700         110,000
  Cost ...................   $ 15,267,898    $    288,000    $  1,198,036    $  5,091,029
March 31, 2009 Balance
  Shares .................             --       1,786,706              --       1,059,625
  Cost ...................   $         --    $ 27,344,087    $         --    $ 37,275,979
                             ============    ============    ============    ============
Realized gain (loss) .....   $ (9,399,482)   $   (204,149)   $   (383,877)   $ (4,072,902)
                             ============    ============    ============    ============
Investment income ........   $         --    $         --    $    696,240    $    804,330
                             ============    ============    ============    ============

                              P.F. CHANG'S                       WMS
                              CHINA BISTRO      SEMTECH       INDUSTRIES
                                  INC.           CORP.           INC.           TOTAL
-----------------------------------------------------------------------------------------
March 31, 2008 Balance
  Shares .................      1,747,400       3,084,800              --              --
  Cost ...................   $ 65,414,621    $ 46,348,122    $         --    $679,312,444
Gross Additions
  Shares .................         84,300              --         129,025              --
  Cost ...................   $  1,930,497    $         --    $  4,337,432    $ 25,215,368
Gross Deductions
  Shares .................         20,000          10,800              --              --
  Cost ...................   $    910,220    $    176,253    $         --    $ 45,066,859
March 31, 2009 Balance
  Shares .................      1,811,700              --       2,595,225              --
  Cost ...................   $ 66,434,898    $         --    $ 36,198,121    $492,549,304
                             ============    ============    ============    ============
Realized gain (loss) .....   $   (582,424)   $    (50,298)   $         --    $(17,381,020)
                             ============    ============    ============    ============
Investment income ........   $         --    $         --    $         --    $  2,464,006
                             ============    ============    ============    ============

* AS A RESULT OF THE BUFFALO SMALL CAP FUND'S BENEFICIAL OWNERSHIP OF COMMON STOCK OF THESE COMPANIES, REGULATORS REQUIRE THAT THE FUND STATE THAT IT MAY BE DEEMED AN AFFILIATE OF THE RESPECTIVE ISSUER. THE FUND DISCLAIMS THAT THE "AFFILIATED PERSONS" ARE AFFILIATES OF THE DISTRIBUTORS, ADVISOR, FUNDS OR ANY OTHER CLIENT OF THE ADVISOR
      NOTE: SCHEDULE MAY NOT ROLL FORWARD, AS THE SCHEDULE ONLY REFLECTS ACTIVITY DURING THE TIME THE FUND WAS DEEMED AN AFFILIATE (HELD MORE THAN 5% OF A STOCK'S OUTSTANDING SECURITIES).


--------------------------------------------------------------------------------
82

8. RESIGNATION OF JAYHAWK CAPITAL MANAGEMENT, LLC:

Effective as of November 17, 2008, Jayhawk Capital Management, LLC resigned as the sub-advisor to the Buffalo Jayhawk China Fund (the "Fund"). As a consequence, the Fund's investment advisor, Kornitzer Capital Management, Inc., has assumed sole responsibility for the management of the Fund's portfolio, and Mr. John Kornitzer will serve as the Fund's portfolio manager. The Fund has also contemporaneously changed its name to "Buffalo China Fund."

9. OPTIONS WRITTEN:

The number of option contracts written and the premiums received by the Buffalo Balanced Fund during the year ended March 31, 2009 were as follows:

                                                 CALL OPTIONS WRITTEN
                                                 CONTRACTS   PREMIUMS
---------------------------------------------------------------------
Outstanding, beginning of period ............        --            --
Options written .............................       700       $12,950
Options terminated in closing transaction ...        --            --
Options exercised ...........................        --            --
Options expired .............................        --            --
                                                   ----       -------
Outstanding, end of period ..................       700       $12,950
                                                   ====       =======

THIS REPORT HAS BEEN PREPARED FOR THE INFORMATION OF THE SHAREHOLDERS OF THE FUNDS, AND IS NOT TO BE CONSTRUED AS AN OFFERING OF THE SHARES OF THE FUNDS. SHARES OF THE FUNDS ARE OFFERED ONLY BY THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED FROM BUFFALO FUNDS C/O U.S. BANCORP FUND SERVICES, LLC,
1-800-49-BUFFALO OR AT WWW.BUFFALOFUNDS.COM.


--------------------------------------------------------------------------------

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS:

      We have audited the accompanying statement of assets and liabilities of the Buffalo Funds (comprised of Buffalo Balanced Fund, Buffalo High Yield Fund, Buffalo International Fund, Buffalo China Fund (formerly Buffalo Jayhawk China
Fund), Buffalo Large Cap Fund, Buffalo Micro Cap Fund, Buffalo Mid Cap Fund, Buffalo Science & Technology Fund, Buffalo Small Cap Fund and Buffalo USA Global
Fund) (collectively referred to herein as "the Funds"), including the schedule of investments, as of March 31, 2009, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our respon- sibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at March 31, 2009, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Kansas City, Missouri
May 26, 2009


--------------------------------------------------------------------------------
84

                             NOTICE TO SHAREHOLDERS

TAX INFORMATION

For the fiscal year ended March 31, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows (unaudited):

Buffalo Balanced Fund ................................................    44.95%
Buffalo High Yield Fund ..............................................     5.94%
Buffalo International Fund ...........................................    70.23%
Buffalo China Fund ...................................................    13.76%
Buffalo Large Cap Fund ...............................................   100.00%
Buffalo Micro Cap Fund ...............................................   100.00%
Buffalo Mid Cap Fund .................................................     0.00%
Buffalo Science & Tech Fund ..........................................    36.69%
Buffalo Small Cap Fund ...............................................     0.00%
Buffalo USA Global Fund ..............................................   100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2009 was as follows (unaudited):

Buffalo Balanced Fund ................................................    38.49%
Buffalo High Yield Fund ..............................................     3.33%
Buffalo International Fund ...........................................     0.71%
Buffalo China Fund ...................................................     0.00%
Buffalo Large Cap Fund ...............................................   100.00%
Buffalo Micro Cap Fund ...............................................   100.00%
Buffalo Mid Cap Fund .................................................     0.00%
Buffalo Science & Tech Fund ..........................................    31.73%
Buffalo Small Cap Fund ...............................................     0.00%
Buffalo USA Global Fund ..............................................   100.00%

FOREIGN SHAREHOLDERS: The percentage of ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C) for the fiscal year ended March 31, 2009 was as follows (unaudited):

Buffalo Balanced Fund ................................................    64.54%
Buffalo High Yield Fund ..............................................    94.84%
Buffalo International Fund ...........................................     4.99%
Buffalo China Fund ...................................................     0.67%
Buffalo Large Cap Fund ...............................................     7.31%
Buffalo Micro Cap Fund ...............................................     0.00%
Buffalo Mid Cap Fund .................................................     0.00%
Buffalo Science & Tech Fund ..........................................     7.36%
Buffalo Small Cap Fund ...............................................     0.00%
Buffalo USA Global Fund ..............................................     5.80%

FOREIGN SHAREHOLDERS: The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the fiscal year ended March 31, 2009 was as follows (unaudited):

Buffalo Balanced Fund ................................................     0.00%
Buffalo High Yield Fund ..............................................     0.00%
Buffalo International Fund ...........................................     5.09%
Buffalo China Fund ...................................................    91.14%
Buffalo Large Cap Fund ...............................................     0.00%
Buffalo Micro Cap Fund ...............................................   100.00%
Buffalo Mid Cap Fund .................................................     0.00%
Buffalo Science & Tech Fund ..........................................   100.00%
Buffalo Small Cap Fund ...............................................     0.00%
Buffalo USA Global Fund ..............................................     0.00%


--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

TRUSTEES AND OFFICERS OF THE FUNDS (UNAUDITED)

The management and affairs for the Funds are supervised by the Trustees ("Trustees") under the laws of the particular Fund's state of organization. The Trustees and executive officers of the Funds and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period.

                                                                                                NUMBER OF         OTHER
                                 POSITION(S)     TERM OF OFFICE                                 FUNDS IN COMPLEX  DIRECTORSHIPS
                                 HELD            AND LENGTH OF       PRINCIPAL OCCUPATION(S)    OVERSEEN BY       HELD BY
NAME, AGE AND ADDRESS            WITH FUNDS      TIME SERVED         DURING PAST 5 YEARS        DIRECTOR          DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES(1)
------------------------------------------------------------------------------------------------------------------------------------
Joseph C. Neuberger (47)         Trustee         Indefinite term     Executive Vice President,  Ten               Trustee,
777 E. Wisconsin Ave.                            and served since    U.S. Bancorp Fund                            MUTUALS.com (an
Milwaukee, WI 53202                              May 2003.           Services, LLC (1994 -                        open-end
                                 Chairman        One year term and   present).                                    investment
                                                 served since May                                                 company with two
                                                 2003.                                                            portfolios);
                                                                                                                  Trustee, Trust
                                                                                                                  for Professional
                                                                                                                  Managers (an
                                                                                                                  open-end
                                                                                                                  investment
                                                                                                                  company with
                                                                                                                  five portfolios).
------------------------------------------------------------------------------------------------------------------------------------
Grant P. Sarris (41)             Trustee         Indefinite term     Portfolio Manager,         Ten               None
5420 West 61st Place                             and served since    Kornitzer Capital
Shawnee Mission, KS 66205                        July 2008.          Management, Inc.
                                                                     2003-present; Senior Vice
                                                                     President, Waddell and
                                                                     Reed Investment Management
                                                                     2002-2003 and Portfolio
                                                                     Manager, Waddell and Reed
                                                                     Investment Management
                                                                     1997-2003.
------------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Thomas S. Case (67)              Trustee         Indefinite term     Retired.                   Ten               None
515 Piney Creek Road                             and served since
Reno, NV 89511                                   inception.
------------------------------------------------------------------------------------------------------------------------------------
Gene M. Betts (56)               Trustee         Indefinite term     Chief Financial Officer,   Ten               Director, Garmin
Embarq Corp.                                     and served since    Embarq Corp.                                 Ltd. (a global
5454 W. 110th Street                             February 2001       (telecommunications                          positioning
Overland Park, KS 66211                                              company) May 2006 -                          equipment
                                                                     present; Senior Vice                         company).
                                                                     President and Treasurer,
                                                                     Sprint Corp.
                                                                     (telecommunications
                                                                     company) 1990-2005.
------------------------------------------------------------------------------------------------------------------------------------
J. Gary Gradinger (66)           Trustee         Indefinite term     Chairman, President and    Ten               Director, MGP
Golden Star Inc.                                 and served since    Chief Executive Officer,                     Ingredients, Inc.
400 East 10th Avenue                             February 2001.      Golden Star Inc.
North Kansas City, MO 64116                                          (manufacturer of textile
                                                                     cleaning products).
------------------------------------------------------------------------------------------------------------------------------------
Philip J. Kennedy (63)           Trustee         Indefinite term     Internship Coordinator and Ten               None
Department of Business                           and served since    Instructor for the
Administration                                   May 1995.           Department of Business
Penn State Shenango                                                  Administration, Penn State
147 Shenango Avenue                                                  Shenango; Associate
Sharon, PA 16146                                                     Professor and Chair of
                                                                     Accounting, Business
                                                                     Administration and
                                                                     Entrepreneurship,
                                                                     Benedictine College;
                                                                     formerly Associate
                                                                     Professor, Slippery Rock
                                                                     University; Director,
                                                                     Great Plains Trust Company.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Kent W. Gasaway (49)             President and   Indefinite term     Senior Vice                Ten               None
5420 West 61st Place             Treasurer       and served since    President/Portfolio
Shawnee Mission, KS 66205                        inception. One      Manager, Kornitzer Capital
                                                 year term and       Management, Inc.
                                                 served since May    (management company).
                                                 2003.
------------------------------------------------------------------------------------------------------------------------------------
Rachel A. Spearo (29)            Secretary       One year term and   Counsel, U.S. Bancorp Fund N/A               N/A
615 E. Michigan Street                           served since        Services, LLC since
Milwaukee, WI 53202                              August 2006.        September 2004.
------------------------------------------------------------------------------------------------------------------------------------
Barry Koster (48)                Chief           Indefinite term     Chief Compliance Officer   N/A               N/A
5420 West 61st Place             Compliance      and served since    since October 2004 and
Shawnee Mission, KS 66205        Officer         October 2004.       Chief Financial Officer
                                                                     since May 2002, Kornitzer
                                                                     Capital Management, Inc.
                                                                     (management company);
                                                                     Senior Manager from
                                                                     2001-2002, Mock & Dakan
                                                                     P.C.; Senior Manager from
                                                                     1990-2001, KPMG LLP.

(1) EACH OF THESE TRUSTEES MAY BE DEEMED TO BE AN "INTERESTED PERSON" OF THE FUNDS AS THAT TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. MESSRS. NEUBERGER AND SARRIS ARE INTERESTED TRUSTEES DUE TO THEIR EMPLOYMENT BY U.S. BANCORP FUND SERVICES, LLC AND KORNITZER CAPITAL MANAGEMENT, INC., RESPECTIVELY. U.S. BANCORP FUND SERVICES, LLC IS THE FUNDS' ADMINISTRATOR AND REGISTERED TRANSFER AGENT. KORNITZER CAPITAL MANAGEMENT, INC. IS THE FUNDS' ADVISOR.


--------------------------------------------------------------------------------
86

                             NOTICE TO SHAREHOLDERS

A NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this annual report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor and/or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on these reports include the accuracy of the advisor's or portfolio managers' forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Buffalo Funds have adopted proxy voting policies and procedures that delegate to Kornitzer Capital Management, Inc., the Funds' investment advisor, the authority to vote proxies. A description of the Buffalo Funds' proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO. A description of these policies and procedures is also included in the Funds' Statement of Additional Informa- tion, which is available on the SEC's website at http:// www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO or by accessing the SEC's website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds' Forms N-CSR and N-Q on the SEC's website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the SEC's Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).


--------------------------------------------------------------------------------

                             NOTICE TO SHAREHOLDERS

APPROVAL OF INVESTMENT ADVISORY CONTRACTS

The Board of Trustees (the "Trustees") of Buffalo Funds, a Delaware statutory trust, on behalf of its series, Buffalo Balanced Fund, Buffalo High Yield Fund, Buffalo Large Cap Fund, Buffalo Small Cap Fund, Buffalo USA Global Fund, Buffalo Science & Technology Fund, Buffalo Mid Cap Fund, Buffalo Micro Cap Fund, Buffalo China Fund and Buffalo International Fund (all such funds referred to collectively as the "Funds") met on November 14, 2008, to consider the renewal of the Management Agreements (the "Agreements") between the Funds and Kornitzer Capital Management, Inc., the Funds' investment adviser (the "Adviser"). In advance of the meeting, the Trustees requested and received materials to assist them in considering the approval of the Agreements. The materials provided contained information with respect to the factors enumerated below, including the Agreements, a memo- randum prepared by the Trustees' independent legal counsel discussing in detail the Trustees' fiduciary obligations and the factors they should assess in considering the approval of the Agreements, detailed comparative information relating to the advisory fees, overall expenses and performance of the Funds, due diligence materials relating to the Adviser (including the Adviser's Form ADV and financial information, information regarding key personnel, information relating to the Adviser's and the Funds' compliance programs and Code of Ethics informa- tion that the Adviser regularly provides to the Trustees in connection with reports on its activities and the activities of the Funds at the Trustees' periodic Board meetings) and other pertinent information. In addition, the Independent Trustees, as defined below, met in executive session with their independent counsel immediately prior to the Board meeting held on November 14, 2008, to: (i) review and discuss the information provided to them and their duties and responsibilities in connection with the renewal of the Agreements and (ii) discuss the resignation of Jayhawk Capital Management LLC ("JCM") as the subadviser to the Buffalo Jayhawk China Fund, which changed its name to "Buffalo China Fund" effective as of November 17, 2008. Based on their evaluation of information provided by the Adviser, in conjunction with the Funds' other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended (the "Independent Trustees")), approved renewal of the Agreements for an additional term of one year ending November 30, 2009.

DISCUSSION OF FACTORS CONSIDERED

In considering the Agreements and reaching their con- clusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1. NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS.

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds. The Trustees considered the Adviser's specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of the portfolio management teams and other key personnel of the Adviser involved in the day-to-day activities of the Funds. The Trustees noted and approved the Adviser's emphasis on long-term results and the quality of the Adviser's reports throughout the course of the year as well as in connection with the contract renewal process. The Trustees also noted the services that extended beyond portfolio management, including operations and compli- ance, and they considered the overall capability of the Adviser, including its continuing commitment to enhance distribution of the Funds. With respect to the Buffalo China Fund, the Trustees discussed the Adviser's qualifications to provide advice to the Buffalo China Fund in light of JCM's resignation as subadviser. The Trustees noted that the Adviser's international team was currently making investments in China and could extend their coverage to providing advice to the Buffalo China Fund. In addition, the Adviser represented to the Trustees that it intended to purchase securities for the Buffalo China Fund that would facilitate greater liquidity in the overall portfolio. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreements and that the nature, overall quality and extent of the management services to be provided to the Funds were appropriate.

2. INVESTMENT PERFORMANCE OF THE ADVISER.

In assessing the portfolio management services provided by the Adviser, the Trustees considered information pro- vided to them prior to their meeting on November 14, 2008, including, without limitation, materials prepared by Lipper, Inc. with respect to the fees, expenses and performance of each of the Funds compared with similar funds managed by other investment advisers, as well as information presented to them by the Adviser at the meeting and throughout the preceding year. The Trustees considered the peer group and index comparisons in the materials provided to be relevant and concluded that while certain Funds performed better against their peer group and relevant benchmarks than others, the overall performance of each Fund, while negative, was generally in line with the benchmarks and the performance of its peer group. The Trustees also expressed confidence in the Adviser's portfolio management teams and the evolution of the Adviser and acknowledged the Adviser's emphasis on long-term results. After considering all of the information presented, the Trustees concluded that the Funds and their shareholders would continue to benefit from the Adviser's management.


--------------------------------------------------------------------------------
88

3. COSTS OF SERVICES AND PROFITS REALIZED BY THE ADVISER.

The Trustees considered the cost of services and the structure of the Adviser's fees. The Trustees considered the cost structure of the Funds relative to their peer groups based on the Lipper, Inc. analysis provided to the Trustees prior to their meeting. The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreements, noting that the Adviser's profitability had remained substantially the same from year to year based on financial information provided by the Adviser.

The Trustees specifically considered the fee structure for the Funds as well as the Funds' overall expense ratios. The Trustees concluded that the 0.70% advisory fee payable by all Funds except the Buffalo Micro Cap Fund and Buffalo China Fund appeared to be in line with the Funds' comparative peer groups. The higher advisory fee for the Buffalo Micro Cap Fund and Buffalo China Fund also appeared reasonable compared to their relevant peer group. In addition, the Trustees noted that the Adviser indicated that it would leave the advisory fee charged to the Buffalo China Fund at the current level. The Trustees also observed that the Funds' overall expense ratios were below the median expense ratios for funds in their comparative peer groups in almost all cases. In light of the comparative expense and advisory fee information and the investment management services provided by the Adviser, the Trustees concluded that the Funds' expenses and the fees paid to the Adviser were competitive and, therefore, fair and reasonable. The Trustees further concluded that the Adviser's profit from sponsoring the Funds had not been and would not be excessive and would enable the Adviser to maintain adequate profit levels to support its provision of advisory services to the Funds.

4. EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW.

The Trustees reviewed the structure of the Adviser's advisory fees and discussed potential economies of scale based on the Funds' current size and as they grow (and if such economies are realized, how they would be shared with shareholders). The Trustees concluded that the potential economies of scale that the Funds might realize would be achievable under the structure of the Adviser's advisory fees and the Funds' expenses, particularly in light of the Adviser's proposal to consider fee breakpoints in the future as the Funds grow. The Trustees therefore concluded that the Adviser's fee structure was acceptable based on the potential economies of scale that may be achieved by the Funds as they grow combined with the Adviser's commitment to consider breakpoints in the future.

5. BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS.

The Trustees considered the direct and indirect benefits that could be received by the Adviser from its association with the Funds. The Trustees examined the brokerage arrangements of the Adviser with respect to the Funds. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition and/or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the Agreements, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Funds' surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the Agreements with the Funds as being in the best interests of the Funds and their shareholders.


--------------------------------------------------------------------------------

                             [LOGO, BUFFALO FUNDS]
                                1-800-49-BUFFALO
                                (1-800-492-8332)
                              www.buffalofunds.com

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee. The names of the audit committee financial experts are Gene M. Betts and Philip J. Kennedy. Messrs. Betts and Kennedy are "independent" as defined in Item 3(2) of Form N-CSR.

ITEM 4. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

(a) - (d) Aggregate fees billed to the registrant for each of the last two fiscal years for professional services rendered by the Registrant's Independent Registered Public Accounting Firm were as follows:

         -------------------------------------------------------------
                                   FYE 03/31/2009       FYE 03/31/2008
         -------------------------------------------------------------
         Audit Fees                   $167,700             $167,018
         Audit-Related Fees            $5,500               $10,000
         Tax Fees                      $25,000              $22,800
         All Other Fees                  $0                    $0
         -------------------------------------------------------------

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the Independent Registered Public Accounting Firm in connection with statutory and regulatory filings, including registration statements. Audit-related fees refer to the reading and commenting on the registrant's semi-annual reports. Tax fees include amounts related to tax compliance, tax planning, and tax advice, including specifically tax return review and excise tax distribution review services. There were no fees billed for services rendered to the registrant's investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

      (e) (1) The registrant's audit committee charter requires pre-approval in advance of (i) audit and non-audit services performed by the registrant's Independent Registered Public Accounting Firm for the registrant; and (ii) audit and non-audit services relating directly to the operations and financial reporting of the registrant performed by the registrant's principal accounting officer for the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

      (2) None of the services described in (b) - (d) above were approved by the audit committee specifically pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

      (f) Not applicable.

      (g) The aggregate non-audit fees were for audit-related and tax services rendered to the registrant. As disclosed above, the amount of fees billed for such services were $30,500 and $32,800 for the 2009 and 2008 fiscal years, respectively.

      (h) There were no non-audit services rendered to the registrant's investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable because the registrant is not a listed issuer.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable because the registrant is not a closed-end management investment company.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable because the registrant is not a closed-end management investment company.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable because the registrant is not a closed-end management investment company.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's Principal Executive Officer and Principal Financial Officer has reviewed and evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing of this report as required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on his review, the Principal Executive Officer and Principal Financial Officer has concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to him by others within the registrant and by the registrant's service providers.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Previously filled with the N-CSR filed on 6/6/2008.

      (2) Certifications pursuant to Section 302(a) of the Sarbanes-Oxley Act of 2002 are filed herewith.

      (3) Not applicable.

(b) Certifications required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      Buffalo Funds

      By    /s/ Kent Gasaway
            -----------------------------------------------------------------
            Kent W. Gasaway, President and Treasurer

      Date  6/4/2009


      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

      By    /s/ Kent Gasaway
            -----------------------------------------------------------------
            Kent W. Gasaway, President and Treasurer

      Date  6/4/2009